SEI ASSET ALLOCATION TRUST
DECEMBER 1, 1996
--------------------------------------------------------------------------------

DIVERSIFIED CONSERVATIVE INCOME FUND
DIVERSIFIED CONSERVATIVE FUND
DIVERSIFIED GLOBAL MODERATE GROWTH FUND
DIVERSIFIED MODERATE GROWTH FUND
DIVERSIFIED GLOBAL GROWTH FUND
DIVERSIFIED GLOBAL STOCK FUND
DIVERSIFIED U.S. STOCK FUND

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Funds. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated December 1, 1996, has been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing the Distributor, SEI Financial Services Company (the "Distributor"), at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Asset Allocation Trust (the "Trust") is an open-end management investment company consisting of the following seven separate diversified investment portfolios (each a "Fund" and, together, the "Funds"): Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund (formerly the Diversified Growth Fund), Diversified Global Stock Fund and Diversified U.S. Stock Fund. Each Fund offers investors a convenient means of investing in shares of certain mutual funds (the "Underlying Portfolios") managed by SEI Financial Management Corporation ("SFM" or the "Adviser") within certain predetermined percentage ranges. Each Fund offers two classes of shares, Class A Shares and Class D Shares. Class A Shares are offered primarily to tax-advantaged and other retirement accounts. Class D Shares are offered primarily to tax-advantaged and other retirement accounts through banks, broker-dealers and other financial institutions that have entered into arrangements with the Distributor to sell Class D Shares to their customers. Class D Shares differ from Class A Shares primarily in the allocation of certain distribution, shareholder servicing and transfer agent expenses, and in the range and types of shareholder services offered to investors. This Prospectus offers Class A Shares of the Funds.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

FUND EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly in connection with an investment in each Fund's Class A Shares ("Direct Expenses"). The table below does not reflect any of the operating costs and investment advisory fees of the Underlying Portfolios. In addition to the Direct Expenses, Class A Shareholders of the Funds will indirectly bear their pro rata share of the expenses of the Underlying Portfolios ("Indirect Expenses"). See "Indirect Expenses."

ANNUAL OPERATING EXPENSES (DIRECT EXPENSES)
--------------------------------------------------------------------------------

                                                               DIVERSIFIED
                                   DIVERSIFIED                   GLOBAL     DIVERSIFIED  DIVERSIFIED  DIVERSIFIED
                                   CONSERVATIVE  DIVERSIFIED    MODERATE     MODERATE      GLOBAL       GLOBAL     DIVERSIFIED
                                      INCOME     CONSERVATIVE    GROWTH       GROWTH       GROWTH        STOCK     U.S. STOCK
                                       FUND          FUND         FUND         FUND         FUND         FUND         FUND
                                   ------------  ------------  -----------  -----------  -----------  -----------  ----------
Management/Advisory Fees (after
  waivers) (1)                       .00%          .00%          .00%         .00%         .00%         .00%         .00%
12b-1 Fees                           None          None          None         None         None         None         None
Total Other Expenses (after
  expense reimbursements) (2) (3)    .12%          .12%          .12%         .12%         .12%         .12%         .12%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  waivers and expense
  reimbursement) (3)                 .12%          .12%          .12%         .12%         .12%         .12%         .12%
---------------------------------------------------------------------------------------------------------------------

(1) SFM is currently waiving its advisory and management fees. Absent fee waivers, management and advisory fees for each Fund would be .30%. These fee waivers are voluntary and may be discontinued by SFM at any time in its sole discretion.
(2) Absent SFM's expense reimbursement, other expenses are estimated to be .14% for the current fiscal year.
(3) Absent SFM's fee waivers and expense reimbursements, the total operating expenses of each Fund's Class A Shares would be .44%.

EXAMPLE
--------------------------------------------------------------------------------

                                                                                                          1 YR.    3 YRS.
                                                                                                          -----    ------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return, and (2) redemption at the end of each time period:
    Diversified Conservative Income Fund                                                                   $ 1       $4
    Diversified Conservative Fund                                                                          $ 1       $4
    Diversified Global Moderate Growth Fund                                                                $ 1       $4
    Diversified Moderate Growth Fund                                                                       $ 1       $4
    Diversified Global Growth Fund                                                                         $ 1       $4
    Diversified Global Stock Fund                                                                          $ 1       $4
    Diversified U.S. Stock Fund                                                                            $ 1       $4
---------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense tables and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A Shares of each Fund. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution in addition to those set forth above. The information set forth in the foregoing table and example relates to the Class A Shares. Class A Shares are subject to the same management and advisory expenses as Class D Shares, but are subject to different distribution, shareholder servicing and transfer agent expenses. Additional information may be found under "The Adviser and Manager of the Funds" and "Distribution of Fund Shares and Shareholder Servicing."

INDIRECT EXPENSES

Investors in the Funds should recognize that they may invest directly in the Underlying Portfolios and that, by investing in Underlying Portfolios through the Funds, they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees to the extent the Adviser has not elected to waive such fees), but will also indirectly bear similar expenses of the Underlying Portfolios ("Indirect Expenses"). Moreover, the investment returns of the Funds will be net of the expenses of the Underlying Portfolios. Investors that purchase shares of the Funds through managed account programs who pay separate advisory fees for asset allocation services should recognize that the combined expenses of the program and the Funds (including the expenses charged by the Underlying Portfolios) may involve greater fees and expenses than those present in other types of investments. In addition, a shareholder of a Fund will indirectly bear expenses paid by an Underlying Portfolio related to the distribution of its shares, if any. Currently, Class A Shares of the Underlying Portfolios are subject to a shareholder servicing fee of up to .25%. See "Distribution and Shareholder Servicing."

The chart below sets forth the expense ratios for each of the Underlying Portfolios in which the Funds will invest (based on information as of September 30, 1996).

                   UNDERLYING PORTFOLIOS ELIGIBLE FOR PURCHASE                     UNDERLYING PORTFOLIOS' EXPENSE RATIOS*
SIMT Large Cap Growth Portfolio                                                                     .85%
SIMT Large Cap Value Portfolio                                                                      .85%
SIMT Small Cap Growth Portfolio                                                                    1.10%
SIMT Small Cap Value Portfolio                                                                     1.10%
SIT International Equity Portfolio                                                                 1.28%
SIT Emerging Markets Equity Portfolio                                                              1.95%
SIMT Core Fixed Income Portfolio                                                                    .60%
SIMT High Yield Bond Portfolio                                                                      .85%
SIT International Fixed Income Portfolio                                                           1.00%
SLAT Prime Obligation Portfolio                                                                     .44%
---------------------------------------------------------------------------------------------------------------------

* The Funds will purchase only Class A Shares of the Underlying Portfolios. The expense ratios of the Class A Shares of the Underlying Portfolios shown above reflect existing fee waivers and expense reimbursement arrangements that may be discontinued at any time. Absent these fee waivers on the Class A Shares of the Underlying Portfolios, these expense ratios would be higher.

Set forth below are the Expense Ranges (Indirect Expenses) of the Underlying Portfolios in which the Funds invest. A range is provided since the average assets of each Fund invested in each of the Underlying Portfolios may fluctuate. The investment ranges for each Fund are set forth in the "Investment Objectives and Policies of the Funds" section.

EXPENSE RANGES (INDIRECT EXPENSES)
--------------------------------------------------------------------------------

Based on the expense ratios of the Underlying Portfolios, the range of average weighted operating          RANGE OF
  expenses                                                                                                 INDIRECT
  associated with investment in the Underlying Portfolios is expected to be as follows:                    EXPENSES
                                                                                                        ---------
    Diversified Conservative Income Fund                                                               .58% to .80%
    Diversified Conservative Fund                                                                      .65% to .90%
    Diversified Global Moderate Growth Fund                                                           .68% to 1.11%
    Diversified Moderate Growth Fund                                                                   .69% to .97%
    Diversified Global Growth Fund                                                                    .78% to 1.22%
    Diversified Global Stock Fund                                                                     .85% to 1.22%
    Diversified U.S. Stock Fund                                                                        .75% to .95%
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period -- Unaudited

                                                    Net
                                                 Realized                                                                  Ratio of
                    Net                             and                             Net                         Net        Expenses
                   Asset           Net          Unrealized       Dividends         Asset                      Assets          to
                   Value        Investment         Gains          from Net         Value                      End of       Average
                 Beginning       Income/        (Losses) on      Investment         End           Total       Period         Net
                 of Period        (Loss)        Securities         Income        of Period       Return        (000)        Assets
---------------------------------------------------------------------------------------------------------------------
-----------------------------------------
DIVERSIFIED CONSERVATIVE INCOME FUND
-----------------------------------------
Class A
Period Ended
07/31/96 (1)      $ 10.12         $ 0.01          $ (0.08)         $(0.01)        $ 10.04        -0.69%**     $ 1,165        0.12%*
--------------------------------
DIVERSIFIED CONSERVATIVE FUND
--------------------------------
Class A
Period Ended
07/31/96 (2)      $  9.26         $(0.11)         $  0.03          $ 0.00         $  9.18        -0.85%**     $   976        0.12%*
--------------------------------------
DIVERSIFIED MODERATE GROWTH FUND
--------------------------------------
Class A
Period Ended
07/31/96 (3)      $ 10.19         $ 0.02          $ (0.27)         $ 0.00         $  9.94        -2.42%**     $ 5,300        0.12%*
----------------------------------
DIVERSIFIED GLOBAL GROWTH FUND
----------------------------------
Class A
Period Ended
07/31/96 (4)      $ 10.19         $ 0.01          $ (0.39)         $ 0.00         $  9.81        -3.72%**     $ 3,888        0.12%*
------------------------------
DIVERSIFIED U.S. STOCK FUND
------------------------------
Class A
Period Ended
07/31/96 (5)      $ 10.27         $ 0.03          $ (0.56)         $ 0.00         $  9.74        -5.16%**     $ 3,631        0.12%*

                                               Ratio of
              Investment          to           (Loss) to
               Income/         Average          Average
              (Loss) to          Net              Net
               Average          Assets          Assets         Portfolio
                 Net          (Excluding      (Excluding       Turnover
                Assets         Waivers)        Waivers)          Rate
------------
------------
DIVERSIFIED
------------
Class A
Period Ended
07/31/96 (1)    4.79%*          8.51%*          -3.60%*           21%
------------
DIVERSIFIED
------------
Class A
Period Ended
07/31/96 (2)    3.43%*          8.69%*          -5.14%*            2%
------------
DIVERSIFIED
------------
Class A
Period Ended
07/31/96 (3)    2.59%*          1.91%*           0.80%*            2%
------------
DIVERSIFIED
------------
Class A
Period Ended
07/31/96 (4)    2.19%*          2.89%*          -0.58%*            0%
------------
DIVERSIFIED
------------
Class A
Period Ended
07/31/96 (5)    1.97%*          3.49%*          -1.40%*           33%

 *  Annualized.
**  Total return has not been annualized.
(1) Commenced operations 06/13/96
(2) Commenced operations 06/26/96
(3) Commenced operations 06/10/96
(4) Commenced operations 06/13/96
(5) Commenced operations 05/13/96

INVESTMENT
OBJECTIVES AND
POLICIES OF
THE FUNDS

                      The Funds offer investors the opportunity to invest in certain of the Underlying Portfolios, and are designed primarily for tax-advantaged retirement and other long-term investment or savings accounts, including: Individual Retirement Accounts ("IRAs"), 403(b)(7) tax-sheltered retirement accounts for employees of certain non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other employer-sponsored pension and savings plans.
                             In order to achieve its investment objective, each
                      Fund invests a percentage of its assets within predetermined percentage ranges in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust ("SIMT"), SEI International Trust ("SIT") and SEI Liquid Asset Trust ("SLAT" and, together with SIMT and SIT, the "Underlying Trusts"). The percentages reflect the extent to which each Fund will invest in the particular market segment represented by each Underlying Portfolio, and the varying degrees of potential investment risk and reward represented by each Fund's investments in those market segments and their corresponding Underlying Portfolios. The Adviser may alter these percentage ranges when it deems appropriate. The assets of each Fund will be allocated among each of the Underlying Portfolios in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Portfolios. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Fund may invest its assets directly in cash, money market securities, or other instruments, including stock or bond index futures and options thereon. The investment objective of each Fund is set forth below. Each Fund's investment objective is a fundamental policy, and may not be changed without shareholder approval. There can be no assurance that the Funds will achieve their stated objectives.

DIVERSIFIED
CONSERVATIVE
INCOME FUND           The Diversified Conservative Income Fund seeks to provide
                      current income and an opportunity for capital appreciation through limited participation in domestic equity markets.
                      In general, relative to the other Funds, the Diversified
                      Conservative Income Fund should offer investors the potential for a medium to high level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                 UNDERLYING PORTFOLIO            DIVERSIFIED CONSERVATIVE INCOME FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                         5-20%
                        SIMT Large Cap Value                                          5-20%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIMT Core Fixed Income                                       50-65%
                        SLAT Prime Obligation                                         0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED
CONSERVATIVE FUND     The Diversified Conservative Fund seeks to provide current income with the opportunity for capital appreciation through limited participation in the domestic and international equity markets. In general, relative to the other Funds, the Diversified Conservative Fund should offer investors the potential for a medium level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following
                      Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                 UNDERLYING PORTFOLIO               DIVERSIFIED CONSERVATIVE FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                         5-20%
                        SIMT Large Cap Value                                          5-20%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                      5-20%
                        SIMT Core Fixed Income                                       40-55%
                        SIT International Fixed Income                               10-25%
                        SLAT Prime Obligation                                         0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
MODERATE
GROWTH FUND           The Diversified Global Moderate Growth Fund seeks to
                      provide long-term capital appreciation through participation in the domestic and global equity markets with a limited level of current income. In general, relative to the other Funds, the Diversified Global
                      Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                      INVESTMENT RANGE (PERCENT OF THE
                                UNDERLYING PORTFOLIO          DIVERSIFIED GLOBAL MODERATE GROWTH FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                       10-25%
                        SIMT Large Cap Value                                        10-25%
                        SIMT Small Cap Growth                                        0-15%
                        SIMT Small Cap Value                                         0-15%
                        SIT International Equity                                    10-25%
                        SIT Emerging Markets Equity                                  0-15%
                        SIMT Core Fixed Income                                      20-35%
                        SIMT High Yield Bond                                         5-20%
                        SIT International Fixed Income                               0-15%
                        SLAT Prime Obligation                                        0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED
MODERATE
GROWTH FUND           The Diversified Moderate Growth Fund seeks to provide
                      long-term capital appreciation with a limited level of current income. In general, relative to the other Funds, the Diversified Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk.
                      The Fund will invest in the following Underlying
                      Portfolios within the percentage ranges set forth below:

                                                                      INVESTMENT RANGE (PERCENT OF THE
                                UNDERLYING PORTFOLIO             DIVERSIFIED MODERATE GROWTH FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                       10-25%
                        SIMT Large Cap Value                                        10-25%
                        SIMT Small Cap Growth                                        0-15%
                        SIMT Small Cap Value                                         0-15%
                        SIT International Equity                                    10-25%
                        SIMT Core Fixed Income                                      25-40%
                        SIT International Fixed Income                               5-20%
                        SLAT Prime Obligation                                        0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
GROWTH FUND           The Diversified Global Growth Fund (formerly Diversified
                      Growth Fund) seeks to provide long-term capital appreciation. Current income is a secondary consideration.
                      In general, relative to the other Funds, the Diversified
                      Global Growth Fund should
offer investors the potential for a low to medium level of income and the potential for a medium to high level of capital growth, while subjecting investors to a higher level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                  UNDERLYING PORTFOLIO              DIVERSIFIED GLOBAL GROWTH FUND'S ASSETS)
                        -------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                        15-30%
                        SIMT Large Cap Value                                         15-30%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                     10-25%
                        SIT Emerging Markets Equity                                   5-20%
                        SIMT Core Fixed Income                                        5-20%
                        SIMT High Yield Bond                                          0-15%
                        SIT International Fixed Income                                0-15%
                        SLAT Prime Obligation                                         0-30%
                        -------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
STOCK FUND            The Diversified Global Stock Fund seeks to provide
                      long-term capital appreciation through a diversified global equity strategy. In general, relative to the other
                      Funds, the Diversified Global Stock Fund should offer investors the potential for a lower level of income and the potential for a higher level of capital growth, while subjecting investors to medium to high levels of principal risk. The Fund will invest in the following Underlying
                      Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                  UNDERLYING PORTFOLIO              DIVERSIFIED GLOBAL STOCK FUND'S ASSETS)
                        -------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                        20-35%
                        SIMT Large Cap Value                                         20-35%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                     15-30%
                        SIT Emerging Markets Equity                                   5-20%
                        SLAT Prime Obligation                                         0-30%
                        -------------------------------------------------------------------------------------

DIVERSIFIED
U.S. STOCK FUND       The Diversified U.S. Stock Fund seeks to provide long-term capital appreciation through a diversified domestic equity strategy. Current income is an incidental consideration.
                      In general, relative to the other Funds, the Diversified
                      U.S. Stock Fund should offer investors the potential for a lower level of income and the potential for a high level of capital growth, while subjecting investors to a medium to high level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                         INVESTMENT RANGE (PERCENT OF THE
                                    UNDERLYING PORTFOLIO               DIVERSIFIED U.S. STOCK FUND'S ASSETS)
                        ------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                          30-45%
                        SIMT Large Cap Value                                           30-45%
                        SIMT Small Cap Growth                                           5-20%
                        SIMT Small Cap Value                                            5-20%
                        SLAT Prime Obligation                                           0-30%
                        ------------------------------------------------------------------------------------

GENERAL
INVESTMENT
POLICIES
OF THE FUNDS

                      The Funds will attempt to achieve their investment objectives by purchasing shares of the Underlying Portfolios within the percentage ranges set forth above. The SEC has issued an exemptive order to the Trust dated December 20, 1995 (the "Order"), permitting the Funds to acquire up to 100% of the Shares of any of the Underlying Portfolios under certain conditions. Absent this Order, the Investment Company Act of 1940 (the "1940 Act") would substantially limit the ability of the Funds and Underlying Portfolios to engage in these transactions.
                             In addition to purchasing shares of the Underlying
                      Portfolios, the Funds may use futures contracts and options in order to remain effectively fully invested in proportions consistent with SFM's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.
                             Futures contracts and options may also be used to
                      reallocate the Funds' assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading or to seek higher investment returns or simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. The Funds will not use futures contracts or options to leverage their portfolios.
                             In order to meet liquidity needs, or for temporary
                      defensive purposes, the Funds may purchase money market securities or other short-term debt instruments rated in one of the top two categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, determined to be of comparable quality by the Adviser. To the extent that a Fund is engaged in temporary defensive investing, it will not be pursuing its investment objective. See "Description of Permitted Investments and Risk Factors of the Underlying Portfolios."

RISK FACTORS
OF THE FUNDS

                      Prospective investors in the Funds should consider the following risk factors:
                      - Any investment in a mutual fund involves risk and,
                        although the Funds invest in a number of Underlying Portfolios, this practice does not eliminate investment risk;
                      - Under certain circumstances, an Underlying Portfolio may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying Portfolio until the Adviser determines that it is appropriate to dispose of such securities;
                      - Certain Underlying Portfolios may: invest a portion of
                        their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; and engage in various other investment practices. Further information about these investment policies and practices can be found under "Investment Objectives and Policies of the Underlying Portfolios" and "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus and in the Trust's Statement of Additional Information, and in the prospectuses of each of the Underlying Portfolios;
                      - The Diversified Global Growth Fund can invest as much as
                        15% of its assets in the SIMT High Yield Bond Portfolio. As a result, this Fund will be subject to the risks associated with high yield investing;
                      - Certain Funds invest at least 10% and can invest as much as 25% of their assets in the SIT International Fixed Income Portfolio, which invests primarily in foreign fixed-income securities. Certain other Funds invest at least 20% and can invest as much as 50% of their assets in Underlying Portfolios that invest primarily in foreign equity securities. These investments will subject the Funds to risks associated with investing in foreign securities; and
                      - The officers and trustees of the Trust also serve as
                        officers and trustees of the Underlying Trusts. In addition, the Adviser to each Fund serves as investment adviser to certain of the Underlying Portfolios. Conflicts may arise as these persons seek to fulfill their fiduciary responsibilities at both levels.

                      Further information regarding these risk factors may be found elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT
LIMITATIONS OF
THE FUNDS

                      The following investment limitations are fundamental for each Fund, and may not be changed without shareholder approval.
                      1. Each Fund will concentrate its investments in mutual
                         fund shares.
                      2. Each Fund may borrow money in an amount up to 33 1/3%
                         of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its assets, asset coverage of 300% is required for all borrowings.

                      Each Fund is subject to further fundamental and non-fundamental limitations which are described in the Trust's Statement of Additional Information.

PORTFOLIO TURNOVER
OF THE FUNDS

                      Each Fund's portfolio turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying Portfolios) is not expected to exceed 10%. Asset reallocation decisions typically will occur only once every quarter. However, if market conditions warrant, SFM may make more frequent reallocation decisions, which will result in a higher portfolio turnover rate. The Funds will purchase or sell shares of the Underlying Portfolios: (a) to accommodate purchases and redemptions of each Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Fund's assets among the Underlying Portfolios within the percentage limits described above or as altered by SFM from time to time. It is important to note, however, that the portfolio turnover rate of certain of the Underlying Portfolios (i.e., the rate at which the Underlying Portfolios buy and sell securities), may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Funds).

INVESTMENT GOALS
OF THE UNDERLYING
PORTFOLIOS

                      The following table describes the investment goal of each Underlying Portfolio:

                        UNDERLYING PORTFOLIO                 INVESTMENT GOAL
                        -----------------------------------------------------------------------------
                        SIMT Large Cap Growth                Growth of Capital
                        SIMT Large Cap Value                 Growth of Capital and Income
                        SIMT Small Cap Growth                Aggressive Growth of Capital
                        SIMT Small Cap Value                 Aggressive Growth of Capital and Income
                        SIT International Equity             Growth of Capital
                        SIT Emerging Markets Equity          Aggressive Growth of Capital
                        SIMT Core Fixed Income               Income
                        SIMT High Yield Bond                 Aggressive Income
                        SIT International Fixed Income       Income
                        SLAT Prime Obligation                Price Stability
                        -----------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES OF THE
UNDERLYING
PORTFOLIOS

                      Set forth below are the investment objectives and policies that apply to the Underlying Portfolios. The investment objective of each Underlying Portfolio is a fundamental policy of that Portfolio, and may not be changed without approval of such Portfolio's shareholders, which may include the Fund. Certain general investment policies that apply to two or more of the Underlying Portfolios are set forth in the "General Investment Policies of the Underlying Portfolios" section, below. There can be no assurance that the Underlying Portfolios will achieve their respective investment objectives. For additional information regarding the investments and investment techniques of the Underlying Portfolios, as well as the risk factors attendant with those investments and investment techniques, please see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" section of this Prospectus.

SIMT LARGE CAP
GROWTH PORTFOLIO      The SIMT Large Cap Growth Portfolio seeks to provide
                      capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential. Any remaining assets may be invested in fixed income securities or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's
                      Investors Service, Inc. ("Moody's").


SIMT LARGE CAP        The SIMT Large Cap Value Portfolio seeks to provide
VALUE PORTFOLIO       long-term growth of capital and income. Under normal
                      market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of high quality, income-producing common stocks of large companies
                      (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. In general, the advisers characterize high quality securities as those that have above-average reinvestment rates. The advisers also consider other factors, such as earnings and dividend growth prospects as well as industry outlook and market share. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Any remaining assets may be invested in investment grade fixed income securities.


SIMT SMALL CAP        The SIMT Small Cap Growth Portfolio seeks to provide
GROWTH PORTFOLIO      long-term capital appreciation. Under normal market
                      conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength.
                             Small capitalization companies have the potential
                      to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities.
                      Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.
                             In order to meet liquidity needs, or for temporary
                      defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Money market securities will only be purchased if they have been given one of the two top ratings by a nationally recognized statistical rating organization ("NRSRO"), or if not rated, determined to be of comparable quality by the Portfolio's advisers.


SIMT SMALL CAP        The SIMT Small Cap Value Portfolio seeks to provide
VALUE PORTFOLIO       capital appreciation. Under normal market conditions, the
                      Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity. Any remaining assets may be invested in fixed income securities or equity securities of larger, more established companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by S&P or Baa by Moody's.


SIT INTERNATIONAL     The SIT International Equity Portfolio seeks to provide
EQUITY PORTFOLIO      long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S.
                      issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States. The Portfolio may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio may also invest in options on currencies.
                             Securities of non-U.S. issuers purchased by the
                      Portfolio may be purchased in foreign markets, on U.S.
                      registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary
                      Receipts ("ADRs") traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts
                      ("EDRs"), Continental Depositary Receipts ("CDRs") or
                      Global Depositary Receipts ("GDRs"). The Portfolio will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets. The Portfolio expects its investments to emphasize both large and intermediate capitalization companies.

                             The Portfolio expects to be fully invested in its
                      primary investments described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities, non-U.S. indices and currencies; futures contracts, including stock index futures contracts; and options on futures contracts.
                             Permissible money market instruments include
                      securities issued or guaranteed by the United States Government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A or higher by S&P or Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long- and short-term debt instruments which are rated at the time of purchase A or higher by S&P or Moody's and which, with respect to such long-term debt instruments, are within 397 days of their maturity.
                             The Portfolio is also permitted to acquire floating
                      and variable rate securities, and purchase securities on a when-issued or delayed delivery basis. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.
                             For temporary defensive purposes, when an adviser
                      determines that market conditions warrant, the Portfolio may invest up to 50% of its assets in the U.S. and non-U.S. money market instruments described above and other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or are determined by the adviser to be of comparable quality; may hold a portion of such assets in cash; and may invest in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase, or are determined by the adviser to be of comparable quality.

SIT EMERGING          The SIT Emerging Markets Equity Portfolio seeks to provide
MARKETS EQUITY        capital appreciation by investing primarily in a
PORTFOLIO             diversified portfolio of equity securities of emerging
                      market issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal market conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. For these purposes, the Portfolio defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Portfolio's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries: that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country. In addition to its primary investments, described above, the Portfolio may invest up to 35% of its total assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. These debt securities will include debt securities of emerging market companies. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities.

                             The Portfolio may invest in certain debt securities
                      issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.
                             The Portfolio may invest in futures contracts and
                      purchase securities on a when-issued or delayed delivery basis. The Portfolio may also purchase and write options to buy or sell futures contracts.
                             For temporary defensive purposes, when an adviser
                      determines that market conditions warrant, the Portfolio may invest up to 20% of its total assets in the equity securities of companies constituting the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Portfolio generally invests.
                             The SIT Emerging Markets Equity Portfolio uses a
                      proprietary, quantitative asset allocation model. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percentage of assets to invest in each country to maximize expected returns for a given risk level. The Portfolio invests in those countries that the advisers expect to have the highest risk/reward tradeoff when incorporated into a total portfolio context. The advisers attempt to construct a portfolio of emerging market investments that approximates the risk level of an internationally diversified portfolio of securities in developed markets. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information, and company visits.
                             The Portfolio's investments in emerging markets can
                      be considered speculative, and therefore may offer higher potential for gains and losses than developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SIMT CORE FIXED       The SIMT Core Fixed Income Portfolio seeks to provide
INCOME PORTFOLIO      current income consistent with the preservation of
                      capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures;
                      (ii) obligations issued by the United States Government, its agencies and instrumentalities; (iii) municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S.
                      territories and possessions, consisting of municipal bond, municipal notes, tax-exempt commercial paper and municipal lease obligations; (iv) receipts involving U.S. Treasury obligations; (v) mortgage-backed securities; (vi) asset-backed securities; and (vii) zero coupon, pay-in-kind or deferred payment securities.
                             Any remaining assets may be invested in: (i)
                      interest-only and principal-only components of mortgage-backed securities; (ii) mortgage dollar rolls;
                      (iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; (iv) warrants; (v) money market securities;
                      and (vi) Yankee obligations. In addition, the Portfolio may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures.
                             Duration is a measure of the expected life of a
                      fixed income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have put or call provisions that allow the security to be redeemed at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. The advisers therefore consider it a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity.
                             The Portfolio invests in a portfolio with a
                      dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the advisers believe to be the average duration of the domestic bond market as a whole. The advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The advisers currently use the Lehman
                      Aggregate Bond Index for this purpose.


SIMT HIGH YIELD       The SIMT High Yield Bond Portfolio seeks to maximize total
BOND PORTFOLIO        return. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed-income securities that are rated below investment grade (i.e., rated below the top four rating categories by an NRSRO at the time of purchase), or, if not rated, are determined to be of comparable quality by the Portfolio's advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. The achievement of the Portfolio's investment objective may be more dependent on the advisers' own credit analysis than would be the case if the Portfolio invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio.
                             The Portfolio may invest in all types of fixed
                      income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities; (ii) asset-backed securities; (iii) zero coupon, pay-in-kind or deferred payment securities; and (iv) variable and floating rate instruments.
                             Any assets of the Portfolio not invested in the
                      fixed income securities described above may be invested in: (i) convertible securities; (ii) preferred stocks;
                      (iii) equity securities; (iv) investment grade fixed income securities; (v) money market securities; (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; (vii) forward foreign currency contracts; and (viii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures. The advisers may vary the average maturity of the securities in the Portfolio without limit, and there is no restriction on the maturity of any individual security.
                             The securities purchased by the Portfolio may be
                      rated in the lowest rating category for fixed income securities. Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds are rated D by S&P when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ratings established by each NRSRO represents its opinions of the safety of principal and interest payments (and not the market risk) of bonds and other debt securities they undertake to rate at the time of issuance.
                      Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness.
                      Accordingly, although the Portfolio's advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio.
                             RISK FACTORS RELATING TO INVESTING IN LOWER RATED
                      SECURITIES-- Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates.
                      Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.
                             The high yield market is relatively new and its
                      growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Portfolio may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.
                             Lower rated debt obligations also present risks
                      based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.



SIT INTERNATIONAL     The SIT International Fixed Income Portfolio seeks to
FIXED INCOME          provide capital appreciation and current income through
PORTFOLIO             investment primarily in high quality, non-U.S. dollar
                      denominated government and corporate fixed income securities or debt obligations. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.
                             The fixed income securities in which the SIT
                      International Fixed Income Portfolio may invest are: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions; (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign corporations; (iv) convertible securities; and (v) fixed income securities issued by foreign banks or bank holding companies. All such investments will be in high quality securities denominated in various currencies, including the European Currency Unit. High quality securities are rated in one of the highest four rating categories by an NRSRO or, of comparable quality at the time of purchase as determined by the adviser.
                             Any remaining assets of the Portfolio will be
                      invested in any of the fixed income securities described above, obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), swaps, options and futures. The Portfolio may also purchase and write options to buy or sell futures contracts. The Portfolio also may enter into forward currency contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling.
                      Furthermore, although the Portfolio will concentrate its investments in relatively developed countries, the Portfolio may invest up to 5% of its assets in similar securities or debt obligations that are denominated in the currencies of developing countries and that are of comparable quality to such securities and debt obligations at the time of purchase as determined by the adviser.
                             There are no restrictions on the average maturity
                      of the securities held by the Portfolio or the maturity of any single instrument. Maturities may vary widely depending on the adviser's assessment of interest rate trends and other economic and market factors. In the event a security owned by the Portfolio is downgraded below the rating categories discussed above, the adviser will review the situation and take appropriate action with regard to the security.
                             The Portfolio is a non-diversified investment
                      company, as defined in the 1940 Act, which means that more than 5% of its assets may be invested in one or more issuers, although the adviser does not intend to invest more than 5% of its assets in any single issuer with the exception of securities which are issued or guaranteed by a national government. The value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
                      "Code").

                             For temporary defensive purposes, when the adviser
                      determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in U.S. dollar denominated fixed income securities and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements. The Portfolio may hold a portion of its assets in cash for liquidity purposes.

SLAT PRIME
OBLIGATION PORTFOLIO  The SLAT Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests exclusively in: (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks and other institutions that are members of the Federal Reserve System or are insured by the Federal Deposit Insurance Corporation, which banks or institutions have total assets of $500 million or more as shown on their most recent public financial statements at the time of investment, provided that such obligations are rated in the top two short-term rating categories by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security at the time of investment or, if not rated, determined by the adviser to be of comparable quality; (iii) short-term corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment or, if not rated, determined by the adviser to be of comparable quality; (iv) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations or obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements involving any of the foregoing obligations.
                             The Portfolio may invest up to 10% of its net
                      assets in illiquid securities. However, restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust may be considered liquid.
                             The Portfolio may only purchase securities with a
                      remaining maturity of 365 days or less, and, as a matter of non-fundamental policy, will maintain a dollar-weighted average portfolio maturity of 90 days or less. An investment in the Portfolio is neither insured or guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

GENERAL
INVESTMENT
POLICIES OF THE
UNDERLYING
PORTFOLIOS
Borrowing             Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may borrow money to meet redemptions or for temporary or emergency purposes. An Underlying
                      Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

Common Stocks         Each Underlying Portfolio, except the SLAT Prime
                      Obligation, SIMT Core Fixed Income, SIMT High Yield Bond and SIT International Fixed Income Portfolios, will invest in common stocks; provided, however, that the Underlying
                      Portfolios may only invest in such securities if they are listed on registered exchanges or actively traded in the over-the-counter market.

Forward Foreign
Currency Contracts    The Underlying Portfolios, except the SIMT Core Fixed
                      Income, SIMT Large Cap Growth, SIMT Small Cap Growth, SIMT
                      Large Cap Value, SIMT Small Cap Value, and SLAT Prime
                      Obligation Portfolios may purchase forward foreign currency contracts.

Illiquid Securities   Each Underlying Portfolio's investment in illiquid
                      securities will be limited to 15% of its net assets (10% with respect to the SLAT Prime Obligation, SIT
                      International Equity, SIT Emerging Markets Equity, and SIT
                      International Fixed Income Portfolios).

Investment Company
Securities            Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may purchase investment company securities, which will result in additional layering of expenses. However, there are legal limits on the amount of such securities that may be acquired by an Underlying
                      Portfolio. As a condition to the Order that was granted to the Trust by the SEC, no Underlying Portfolio in which a Fund invests may purchase: (i) more than 3 percent of the total outstanding voting securities of another registered investment company; (ii) securities issued by such investment company if such securities have an aggregate value of more than 5 percent of the total assets of such Underlying Portfolio; or (iii) securities issued by such investment company and all other investment companies if such securities have an aggregate value of more than 10 percent of the total assets of such Underlying Portfolio.

Investment Grade
Debt Securities       Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may invest in investment grade debt securities. Interest payments and principal security for securities rated in the fourth highest rating category
                      (i.e., BBB by S&P or Baa by Moody's) appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Money Market
Instruments           In order to meet liquidity needs or for temporary
                      defensive purposes, the Underlying Portfolios may hold cash reserves and invest in money market instruments
                      (including securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the adviser to be of comparable quality at the time of purchase. To the extent any Underlying Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

Options and Futures   Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may purchase or sell options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.

Securities Lending    Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may lend its securities to qualified investors for the purpose of realizing additional income.

U.S. Dollar
Denominated
Securities of
Foreign Issuers       Each Underlying Portfolio, except the SLAT Prime
                      Obligation and SIMT Core Fixed Income Portfolios, may invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts that are traded on registered exchanges or listed on NASDAQ.

Warrants Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase warrants in order to increase total return.

When-Issued and Delayed
Delivery Securities   The Underlying Portfolios may purchase securities on a
                      when-issued or delayed-delivery basis.

                             For additional information regarding the permitted
                      investments of the Underlying Portfolios see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus, the Trust's Statement of Additional Information, the "Description of Permitted Investments and Risk Factors" in the Underlying Portfolios' Prospectuses and the "Description of Permitted Investments" in the Underlying Portfolios' Statements of Additional Information.

RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
                      From time to time, the Underlying Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for its clients, including the Trust. These transactions may have a material effect on the Underlying Portfolios, since Underlying Portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying Portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Underlying Portfolios may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Adviser is committed to minimizing the impact of these transactions on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of its asset allocation clients. The Adviser will monitor the impact of asset allocation decisions on the Underlying Portfolios and, where practicable, a Fund will, at any one time, only redeem shares of an Underlying Portfolio to reduce its allocation to that particular Portfolio in increments of up to 5% (e.g., from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Funds) and the interests of the Underlying Portfolios.

FUNDAMENTAL
LIMITATIONS OF
THE UNDERLYING
PORTFOLIOS
                      Each Underlying Portfolio, except the SIT International Fixed Income Fund, may not invest more than 5% of its assets in the securities of a single issuer. (This limitation applies to 75% of the assets of the SIMT and the other SIT Portfolios, and does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.)
                             Each Underlying Portfolio may not purchase
                      securities which would cause more than 25% of such Portfolio's assets to be invested in the securities of issuers conducting business in the same industry. (This limitation does not apply to investments in securities issued by the U.S. Government, its agencies or instrumentalities and, with respect to the SLAT Prime Obligation Portfolio, obligations of domestic banks.)
                             The foregoing percentage limitations will apply at
                      the time of the purchase of the security by an Underlying Portfolio. Additional fundamental and non-fundamental investment limitations are set forth in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

THE ADVISER AND
MANAGER OF
THE FUNDS
                      Under an Investment Advisory Agreement with the Trust, SEI Financial Management Corporation ("SFM" or the "Adviser") acts as the investment adviser to each Fund. Under the Agreement, the Adviser provides its proprietary asset allocation services to the Funds, and exercises investment discretion over the assets of the Funds. The Adviser monitors the allocation of each Fund's assets, and is responsible for supervising compliance with each Fund's fundamental investment objective and policies. Although it is expected that each Fund will typically be fully invested in the Underlying Portfolios, the Adviser may, from time to time, direct the investment of each Fund's cash balances in money market securities or in other instruments, including stock or bond index futures and options thereon.
                             For its investment advisory services to the Trust,
                      the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive this fee for the foreseeable future. This waiver may be terminated by the Adviser at any time in its sole discretion.
                             The Adviser is a wholly-owned subsidiary of SEI
                      Corporation ("SEI"), a financial services company located in Wayne, Pennsylvania. The principal business address of the Adviser is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of the Adviser have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers and advice regarding asset allocation strategies. The Adviser currently serves as manager or administrator to more than 39 investment companies including more than 290 portfolios, which investment companies had more than $66 billion in assets as of August 31, 1996.
                             Investment and asset allocation decisions for the
                      Funds are made by a committee within SFM.
                             SEI Fund Management ("SEI Management") provides the
                      Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as dividend disbursing agent and shareholder servicing agent.
                             For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. SEI Management has agreed to waive its administration fee for the foreseeable future. This waiver is voluntary and may be discontinued at any time in SEI Management's sole discretion.

THE ADVISERS
AND SUB-ADVISERS
TO THE UNDERLYING
PORTFOLIOS

                      The following table sets forth information about the advisers and sub-advisers to the Underlying Portfolios approved by the Boards of Trustees of the Underlying Trusts as of November 30, 1996:

                                UNDERLYING PORTFOLIO        INVESTMENT ADVISOR             SUB-ADVISER(S)
                           ---------------------------------------------------------------------------------------
                           SIMT Large Cap Growth             SFM                 Alliance Capital Management, L.P.
                                                                                 IDS Advisory Group Inc.
                                                                                 Provident Investment Counsel, Inc.
                           ---------------------------------------------------------------------------------------
                           SIMT Large Cap Value              SFM                 LSV Asset Management
                                                                                 Mellon Equity Associates
                                                                                 Pacific Alliance Capital
                                                                                   Management
                           ---------------------------------------------------------------------------------------
                           SIMT Small Cap Growth             SFM                 First of America Investment
                                                                                   Corporation
                                                                                 Furman Selz Capital Management LLC
                                                                                 Nicholas-Applegate Capital
                                                                                   Management
                                                                                 Wall Street Associates
                           ---------------------------------------------------------------------------------------
                           SIMT Small Cap Value              SFM                 Boston Partners Asset Management,
                                                                                   L.P.
                                                                                 1838 Investment Advisors, L.P.
                           ---------------------------------------------------------------------------------------
                           SIT International Equity          SFM                 Acadian Asset Management, Inc.
                                                                                 Farrell Wako Global Investment
                                                                                   Management, Inc.
                                                                                 Morgan Grenfell Investment
                                                                                   Services, Ltd.
                                                                                 Seligman Henderson, Co.
                                                                                 Yamaichi Capital Management, Inc.
                                                                                   and Yamaichi Capital Management
                                                                                   (Singapore) Limited
                           ---------------------------------------------------------------------------------------

                                UNDERLYING PORTFOLIO        INVESTMENT ADVISOR             SUB-ADVISER(S)
                           ---------------------------------------------------------------------------------------
                           SIT Emerging Markets Equity       SFM                 Coronation Asset Management
                                                                                   (Proprietary) Limited
                                                                                 Montgomery Asset Management, L.P.
                                                                                 Parametric Portfolio Associates
                                                                                 Yamaichi Capital Management, Inc.
                                                                                   and Yamaichi Capital Management
                                                                                   (Singapore) Limited
                           ---------------------------------------------------------------------------------------
                           SIMT Core Fixed Income            SFM                 BlackRock Financial Management,
                                                                                   Inc.
                                                                                 Firstar Investment Research &
                                                                                   Management Company
                                                                                 Western Asset Management Company
                           ---------------------------------------------------------------------------------------
                           SIMT High Yield Bond              SFM                 BEA Associates
                           ---------------------------------------------------------------------------------------
                           SIT International Fixed Income    Strategic Fixed     None
                                                             Income, L.P.
                           ---------------------------------------------------------------------------------------
                           SLAT Prime Obligation             Wellington          None
                                                             Management
                                                             Company, LLP
                           ---------------------------------------------------------------------------------------

SEI FINANCIAL
MANAGEMENT
CORPORATION           In addition to serving as the Trust's Adviser, SFM serves
                      as investment adviser to each Underlying Portfolio except the SIT International Fixed Income and SLAT Prime
                      Obligation Portfolios.
                             Under its advisory agreement with each Underlying
                      Portfolio for which it serves as investment adviser (an
                      "Underlying SEI Portfolio"), SFM is authorized to make investment decisions for the assets of the Underlying SEI
                      Portfolio, and to continuously review, supervise and administer the Underlying SEI Portfolio's investment program.
                             SFM acts as a "manager of managers" for the
                      Underlying SEI Portfolios. As Adviser, SFM oversees the investment advisory services provided to the Underlying
                      SEI Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of both SFM and the Boards of Trustees of the Underlying SEI
                      Portfolios, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Underlying SEI Portfolios.
                      The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each such sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.
                      Subject to Board review, SFM allocates and, when appropriate, reallocates the Underlying SEI Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SFM HAS THE ULTIMATE RESPONSIBILITY FOR THE
                      INVESTMENT PERFORMANCE OF THE UNDERLYING SEI PORTFOLIOS
                      DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND
                      RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.
                             SFM has obtained an exemptive order from the
                      Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Underlying SEI
                      Portfolios' Boards for Trustees, to retain sub-advisers unaffiliated with SFM for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SFM under all such sub-advisory agreements. The Underlying SEI
                      Portfolios will notify shareholders in the event of any
                      addition or change in the identity of its sub-advisers.
                             For its advisory services to the Underlying
                      Portfolios, SFM is entitled to a fee, which is calculated
                      daily and paid monthly, at an annual rate of .40% of the average daily net assets of the SIMT Large Cap Growth
                      Portfolio, .35% of the average daily net assets of the SIMT Large Cap Value Portfolio, .65% of the average daily net assets of the SIMT Small Cap Growth and Small Cap
                      Value Portfolios, .505% of the average daily net assets of the SIT International Equity Portfolio, 1.05% of the average daily net assets of the SIT Emerging Markets
                      Equity Portfolio, .275% of the average daily net assets of the SIMT Core Fixed Income Portfolio, and .4875% of the average daily net assets of the SIMT High Yield Bond
                      Portfolio. SFM pays the sub-advisers out of these fees.

STRATEGIC FIXED
INCOME L.P.           Strategic Fixed Income L.P. ("SFI") acts as the investment adviser to the SIT International Fixed Income Portfolio.
                      SFI is a limited partnership formed in 1991 under the laws of the State of Delaware to manage multi-currency fixed income portfolios. The general partner of the firm is Kenneth Windheim and the limited partner is Strategic
                      Investment Partners ("SIP"). As of March 1, 1996, SFI managed $5.4 billion of client assets. Together, SFI and SIP managed over $10.2 billion in client assets as of that date. The principal address of SFI is 1001 Nineteenth
                      Street North, 16th Floor, Arlington, Virginia 22209.
                             SFI is entitled to a fee, which is calculated and
                      paid monthly, at an annual rate of .30% of the average daily net assets of the SIT International Fixed Income
                      Portfolio. SFI has voluntarily agreed to waive all or a portion of its fee in order to limit the total operating expenses of the Portfolio. SFI reserves the right to terminate its voluntary waiver at any time in its sole discretion.

WELLINGTON
MANAGEMENT
COMPANY Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the SLAT Prime Obligation Portfolio.

                             As of March 1, 1996, WMC had investment management
                      authority with respect to approximately $109 billion of assets. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.
                             WMC is entitled to a fee which is calculated daily
                      and paid monthly at an annual rate of .075% of the combined average daily net assets of the various portfolios of SLAT up to $500 million, and .02% of such average daily net assets in excess of $500 million. Such fees are allocated daily among the various portfolios of SLAT on the basis of their relative net assets.

ACADIAN ASSET
MANAGEMENT, INC.      Acadian Asset Management, Inc. ("Acadian") acts as an
                      investment sub-adviser to the SIT International Equity
                      Portfolio pursuant to a sub-advisory agreement with the Adviser. In accordance with the Portfolio's investment objectives and policies and under the supervision of the Adviser and the Underlying Trust's Board of Trustees,
                      Acadian is responsible for the day-to-day investment management of the portion of the Portfolio assigned to it by the Board of Trustees and, with respect thereto, places orders on behalf of the Portfolio to effect the investment decisions made.
                             Acadian, a wholly-owned subsidiary of United Asset
                      Management Corporation, was founded in 1977, and manages approximately $3 billion in assets invested globally.
                      Acadian's business address is Two International Place,
                      Boston, Massachusetts 02110.
                             The Adviser pays Acadian a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Acadian.

ALLIANCE CAPITAL
MANAGEMENT L.P.       Alliance Capital Management L.P. ("Alliance Capital")
                      serves as investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership which originated as Alliance Capital
                      Management Corporation in 1971. Alliance Capital
                      Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the
                      United States, is the general partner of Alliance. As of March 1, 1996, Alliance managed over $149 billion in assets. The principal business address of Alliance is 1345
                      Avenue of the Americas, New York, New York 10105.
                             The Adviser pays Alliance a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by Alliance.

BEA ASSOCIATES        BEA Associates ("BEA") serves as investment sub-adviser to the SIMT High Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New
                      York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp
                      Center, 153 East 53rd Street, New York, New York 10022.
                      Credit Suisse Capital Corporation ("CS Capital") is an 80% partner in BEA and CS Advisers Corp., a New York corporation which is a wholly-owned subsidiary of CS
                      Capital, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment
                      Corporation, which is a wholly-owned subsidiary of Credit
                      Suisse, the second largest Swiss bank, which, in turn, is a subsidiary of CS Holding, a Swiss corporation. BEA is registered as an investment adviser under the Investment
                      Advisers Act of 1940.
                             BEA is a diversified asset manager, handling global
                      equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.
                      As of March 1, 1996, BEA managed approximately $28 billion in assets.
                             The Adviser pays BEA a fee based on a percentage of
                      the average monthly market value of the assets of the SIMT
                      High Yield Bond Portfolio managed by BEA.

BLACKROCK FINANCIAL
MANAGEMENT, INC.      BlackRock Financial Management, Inc. ("BlackRock") serves
                      as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of March 1, 1996, BlackRock had $36.5 billion in assets under management.
                      BlackRock is wholly-owned by PNC Asset Management Group,
                      Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC
                      Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC
                      Plaza, Pittsburgh, Pennsylvania 15265, a bank holding company. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.
                             The Adviser pays BlackRock a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by BlackRock.

BOSTON PARTNERS
ASSET MANAGEMENT,
L.P. Boston Partners Asset Management, L.P. ("BPAM") serves as investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. BPAM, a Delaware limited partnership, is a registered investment adviser with its principal business address at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM's general partner, Boston Partners, Inc., One Financial Center, 43rd Floor, Boston, Massachusetts 02111, whose sole shareholder is Desmond J. Heathwood, Chief Investment Officer of BPAM, owns approximately 20% of BPAM's partnership interests. BPAM was founded in April, 1995, and as of December 31, 1995, it had approximately $5.5 billion in assets under management. BPAM's clients include corporations, endowments, foundations, pension and profit sharing plans and two other investment companies.
                             The Adviser pays BPAM a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by BPAM.

CORONATION ASSET
MANAGEMENT
(PROPRIETARY)
LIMITED Coronation Asset Management (Proprietary) Limited ("Coronation") acts as a sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.
                             The Adviser pays Coronation a fee based on a
                      percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Coronation.

1838 INVESTMENT
ADVISORS, L.P.        1838 Investment Advisors, L.P. ("1838") serves as
                      investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor,
                      Pennsylvania. As of March 1, 1996, 1838 managed $4.7 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios.
                      Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals.
                             The Adviser pays 1838 a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by 1838.

FARRELL-WAKO
GLOBAL INVESTMENT
MANAGEMENT, INC.      Farrell-Wako Global Investment Management, Inc.
                      ("Farrell-Wako") acts as sub-adviser to a portion of the SIT International Equity Portfolio. Farrell-Wako, a
                      Delaware corporation and a wholly-owned subsidiary of Wako
                      Securities, was founded in 1991 and is a registered investment advisor in the U.S. and Japan. Farrell-Wako currently manages over $200 million. The principal address of Farrell-Wako is 780 Third Avenue, New York, New York
                      10017.
                             The Adviser pays Farrell-Wako a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Farrell-Wako.

FIRST OF AMERICA
INVESTMENT
CORPORATION           First of America Investment Corporation ("First America")
                      acts as sub-adviser to a portion of the SIMT Small Cap
                      Growth Portfolio. First America is a Michigan Corporation that is a wholly-owned subsidiary of First of America
                      Bank -- Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of

                      First of America Bank Corporation, a registered bank holding company. First America is registered as an investment adviser under the Investment Advisers Act of 1940. First America, together with its predecessor, has been engaged in the investment advisory business since 1932. First America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007.
                             As of March 31, 1996, First America had
                      approximately $13.7 billion in assets under management. First of America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.
                             The Adviser pays First America a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by First America.

FIRSTAR INVESTMENT
RESEARCH &
MANAGEMENT
COMPANY Firstar Investment Research & Management Company ("FIRMCO") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of December 31, 1995, it had approximately $15.6 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.
                             The Adviser pays FIRMCO a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by FIRMCO.

FURMAN SELZ CAPITAL
MANAGEMENT LLC        Furman Selz Capital Management LLC ("Furman Selz") acts as a sub-adviser to a portion of the assets of the SIMT Small
                      Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately
                      $7 billion in assets as of August 31, 1996. Furman Selz's principal business address is 230 Park Avenue, New York,
                      NY 10169.
                             The Adviser pays Furman Selz a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by Furman Selz.

IDS ADVISORY
GROUP INC.            IDS Advisory Group Inc. ("IDS") serves as investment
                      sub-adviser to a portion of the assets of the SIMT Large
                      Cap Growth Portfolio. IDS is a registered investment adviser and wholly-owned subsidiary of American Express
                      Financial Corporation. As of March 1, 1996, IDS managed over $24 billion in assets, with $5 billion of this total in large capitalization growth domestic equities. IDS was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of IDS is IDS Tower 10, Minneapolis, Minnesota 55440.

                             The Adviser pays IDS a fee based on a annual
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by IDS.

LSV ASSET
MANAGEMENT            LSV Asset Management ("LSV") serves as investment
                      sub-adviser to a portion of the assets of the SIMT Large
                      Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership. An affiliate of the Adviser owns a majority interest of LSV.
                      The principal business address of LSV is 181 W. Madison
                      Avenue, Chicago, Illinois 60602.
                             LSV makes investment decisions based on a
                      quantitative computer model and, based on its ongoing research and statistical analysis, make adjustments to the model. Securities are identified for purchase or sale by the Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.
                             The Adviser pays LSV a fee based on a percentage of
                      the average monthly market value of the assets of the SIMT
                      Large Cap Value Portfolio managed by LSV. That fee, which is calculated daily and paid monthly, is at an annual rate of .20% of the average monthly market value of such assets.

MELLON EQUITY
ASSOCIATES            Mellon Equity Associates ("Mellon Equity") serves as
                      investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Mellon Equity is a
                      Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc.
                      Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is a registered investment adviser under the Investment Advisers Act of 1940. Mellon Equity had discretionary management authority with respect to approximately $8.8 billion of assets as of December 31, 1995. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon Equity is 500 Grant Street, Suite 3700,
                      Pittsburgh, Pennsylvania 15258.
                             The Adviser pays Mellon Equity a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by Mellon Equity.

MONTGOMERY ASSET
MANAGEMENT L.P.       Montgomery Asset Management, L.P. ("MAM") acts as the
                      investment sub-adviser to the SIT Emerging Markets Equity
                      Portfolio. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Underlying Trust's Board of Trustees, MAM is responsible for the day-to-day investment management of the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made.
                             MAM is an affiliate of Montgomery Securities, a San
                      Francisco-based investment banking firm. As of February
                      29, 1996, MAM had approximately $7.1
                      billion in assets under management. MAM has over four years experience providing investment management services.
                      The principal address of MAM is 600 Montgomery Street, San
                      Francisco, California 94111.
                             The Adviser pays MAM a fee based on a percentage of
                      the average monthly market value of the assets of the SIT
                      International Equity Portfolio managed by MAM.

MORGAN GRENFELL
INVESTMENT SERVICES
LIMITED Morgan Grenfell Investment Services Limited ("MG") acts as the investment sub-adviser to the SIT International Equity Portfolio. MG, a subsidiary of Morgan Grenfell Asset Management Limited, managed over $12 billion in assets as of December 31, 1995. Morgan Grenfell Asset Management Limited, a wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate, managed over $94 billion in assets as of December 31, 1995. MG has over 11 years experience in managing international portfolios for North American clients. MG attempts to exploit perceived inefficiencies present in the European markets with original research and an emphasis on stock selection. The principal address of MG is 20 Finsbury Circus, London, England, EC2M 1NB.
                             The Adviser pays MG a fee based on a percentage of
                      the average monthly market value of the assets of the SIT International Equity Portfolio managed by MG.

NICHOLAS-APPLEGATE
CAPITAL
MANAGEMENT            Nicholas-Applegate Capital Management
                      ("Nicholas-Applegate") serves as investment sub-adviser to a portion of the assets of the SIMT Small Cap Growth
                      Portfolio. Nicholas-Applegate has operated as an investment adviser which provides investment services to employee benefit plans, endowments, foundations, other institutions and investment companies since 1984. As of December 31, 1995, Nicholas-Applegate had discretionary management authority with respect to approximately $29 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San
                      Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management Holdings,
                      L.P., a limited partnership controlled by Arthur E.
                      Nicholas.
                             The Adviser pays Nicholas-Applegate a fee based on
                      a percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by Nicholas-Applegate.

PACIFIC ALLIANCE
CAPITAL
MANAGEMENT            Pacific Alliance Capital Management ("Pacific") serves as
                      investment sub-adviser to a portion of the assets of the SIMT Large Cap Value Portfolio. Pacific is a division of
                      Union Bank of California, N.A., and provides equity and fixed-income management services to a broad array of corporate and municipal clients. Union Bank of California, N.A. is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi Limited. As of December 31, 1995, Pacific had discretionary management authority with respect to approximately $11.9 billion of assets. The principal business address of Pacific is 475 Sansome Street, San
                      Francisco, California 94111.

                             The Adviser pays Pacific a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by Pacific.

PARAMETRIC
PORTFOLIO
ASSOCIATES            Parametric Portfolio Associates ("Parametric") acts as a
                      sub-adviser to a portion of the assets of the SIT Emerging
                      Markets Equity Portfolio. Parametric is a general partnership whose general partners are PIMCO Advisors L.P.
                      ("PIMCO"), the supervisory general partner, and Parametric
                      Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1996, Parametric managed approximately $1.5 billion in client assets. Parametric's business address is 700 Newport
                      Center Drive, Newport Beach, California 92660. PIMCO's address is 800 Newport Center Drive, Newport Beach,
                      California 92660.
                             The Adviser pays Parametric a fee based on a
                      percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Parametric.

PROVIDENT
INVESTMENT
COUNSEL, INC.         Provident Investment Counsel, Inc. ("Provident"), is a
                      registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California
                      91101. Provident, which, through its predecessors, has been in business since 1951, and is a wholly-owned subsidiary of UAM. Provident provides investment advice to corporations, public entities, foundations and labor unions, as well as to other investment companies. As of December 31, 1995, Provident had over $16 billion in client assets under management.
                             The Adviser pays Provident a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by Provident.

SELIGMAN
HENDERSON CO.         Seligman Henderson Co. ("Seligman") acts as sub-adviser to a portion of the assets of the SIT International Equity
                      Portfolio. Seligman Henderson Co. is a New York general partnership and is structured as an equal partnership between J&W Seligman & Co. and Henderson International
                      Inc., a controlled affiliate of Henderson Administration
                      Group plc. Seligman Henderson Co. was established in 1991 and manages over $3 billion in global and international equity portfolios for U.S. institutional and retail clients. The principal address of Seligman is 100 Park
                      Avenue, New York, New York 10017.
                             The Adviser pays Seligman a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Seligman.

WALL STREET
ASSOCIATES            Wall Street Associates ("WSA") serves as investment
                      sub-adviser to a portion of the assets of the SIMT Small
                      Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect
                      Street, Suite 100, La Jolla, California 92037. WSA was founded in 1987, and as of December 31, 1995, had approximately $900 million in assets under management. WSA is owned equally by William Jeffery III, Kenneth F.
                      McCain, and Richard S. Coons. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.
                             The Adviser pays WSA is based on the basis of a
                      percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by WSA.

WESTERN ASSET
MANAGEMENT
COMPANY Western Asset Management Company ("Western") serves as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of March 1, 1996, Western managed approximately $19.7 billion in client assets, including $2 billion of investment company assets.
                             The Adviser pays Western a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by Western.

YAMAICHI CAPITAL
MANAGEMENT, INC.
AND YAMAICHI
CAPITAL
MANAGEMENT
(SINGAPORE) LIMITED   Yamaichi Capital Management, Inc. ("Yamaichi") and
                      Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly act as sub-adviser to a portion of the assets of the SIT International Equity Portfolio and the SIT
                      Emerging Markets Equity Portfolio. Yamaichi is a New York
                      Corporation established in 1981 and YCMS is a Singapore corporation established in 1979, and each is a wholly-owned subsidiary of Yamaichi International Capital
                      Management Co., Ltd ("YICM"). Yamaichi, YCMS and YICM are controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. YCMS and its affiliates manage approximately $22 billion worldwide. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York,
                      New York 10048. The principal address of YCMS is 138
                      Robinson Road, #19-01, Hong Leong Centre, Singapore
                      068906.
                             The Adviser pays Yamaichi a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio and the Emerging Markets Equity Portfolio managed by Yamaichi.
                             Information regarding the portfolio managers
                      employed by the advisers and sub-advisers to the Underlying Portfolios is set forth in the Trust's
                      Statement of Additional Information.

TRANSFER AGENT

                      The Trust and DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore Street, 2nd Floor, Kansas City, Missouri 64105, have entered into a transfer agent agreement with respect to the Trust's Class A shares.

DISTRIBUTION
AND SHAREHOLDER
SERVICING

                      SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act, as well as a shareholder servicing plan. Class A Shares of the Funds are not subject to a distribution or shareholder servicing plan.
                             It is possible that an institution may offer
                      different categories of shares to its customers and thus receive different compensation with respect to the different categories. These financial institutions may also charge separate fees to their customers.
                             The Distributor may, from time to time in its sole
                      discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all shares of the Funds and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Funds sold by such dealer.

PURCHASE AND
REDEMPTION OF
SHARES

                      Financial institutions may acquire Class A Shares of the Funds for their own account or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent. State securities laws may require financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. To allow for processing and transmittal of orders to the Transfer Agent on the same day, financial institutions may impose earlier cut-off times for receipt of purchase orders directed through them. Certain financial institutions may charge separate customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary.

                             Class A shares are offered to tax-advantaged and
                      other retirement accounts. If you are investing in a Fund through a 401(k) or other retirement plan, you should contact your plan sponsor for the services and procedures which pertain to your account.
                             Shares of each Fund may be purchased or redeemed on
                      days on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.
                             Shareholders who desire to purchase or redeem
                      shares for cash must place their orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, cash investments must be transmitted or delivered in federal funds to the wire agent by 12 noon on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In circumstances where a purchase order is received and payment is made, but no instructions are given as to which Fund should be purchased, the Distributor may invest such payment in an affiliated money market fund until the purchase instructions have been clarified. Until the Transfer Agent receives purchase instructions in good order, such purchase request will not be accepted by the Trust.
                             Purchases will be made in full and fractional
                      shares of the Funds calculated to three decimal places. The Trust will send shareholders of record a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after the receipt of the purchase order by the Transfer Agent.
                             The net asset value per share of each Fund is
                      determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. The assets of each Fund consist primarily of shares of the Underlying Portfolios, which are valued at their respective net asset values. The Underlying Portfolios value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. An Underlying Portfolio may also use a pricing service to obtain the last sale price of each equity or fixed income security held in its portfolio. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day.
                             The minimum initial investment in a Fund's Class A
                      shares is $25,000; however, the minimum investment may be waived at the Distributor's discretion.

                             Shareholders who desire to redeem shares of the
                      Funds must place their redemption orders with Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment or redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                             The Trust intends to generally make redemptions in
                      cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.
                             Purchase and redemption orders may be placed by
                      telephone by calling 1-800-342-5734. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.
                             You may redeem shares at any time. For an IRA or
                      other tax-deferred account, you must make your redemption request in writing. You should be aware that any distributions personally received by you from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another tax-deferred account or tax-qualified retirement plan (if permitted) within 60 days.

PERFORMANCE

                      From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.
                             The total return of a Fund refers to the average
                      compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis or an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.
                             A Fund may periodically compare its performance to
                      that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                             The Fund may quote various measures of volatility
                      and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
                             For each Fund, the performance of Class A Shares
                      will normally be higher than the performance of the Class D shares of that Fund because of the additional distribution, shareholder servicing and transfer agent expenses charged to Class D Shares.

TAXES

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders. In addition, state and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

                             IRAs and participants in other tax-qualified
                      retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Funds or redemption of shares of the Funds. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the plans. There are various restrictions under the Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. You should consult with a tax professional on the specific rules governing your own plan.

TAX STATUS OF THE     Each Fund is treated as a separate entity for federal
FUNDS                 income tax purposes and is not combined with the Trust's
                      other Funds. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

TAX STATUS OF         Each Fund will distribute substantially all of its net
DISTRIBUTIONS         investment income (including net short-term capital gain)
                      and net capital gain to shareholders. Dividends from a Fund's net investment income will be taxable to its shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Dividends from a Fund's net investment income will qualify for the dividends received deduction for corporate shareholders to the extent such dividends are derived from dividends paid by Underlying
                      Portfolios that qualify for such deduction. Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of how long the shareholders have held shares or whether the distributions are received in cash or in additional shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following
                      January.
                             Investment income received by the Funds from
                      sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.
                             Each sale or redemption of a Fund's shares is a
                      taxable transaction to the shareholder.

GENERAL
INFORMATION

The Trust             The Trust was organized as a Massachusetts business trust
                      under a Declaration of Trust dated November 20, 1995. The
                      Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in each Fund through two separate classes of shares: Class A Shares and Class D Shares, which provide for variations in distribution, shareholder servicing and transfer agent costs, voting rights and dividends. Additional information pertaining to the Trust may be obtained by writing to SEI
                      Financial Management Corporation, 680 East Swedesford
                      Road, Wayne, Pennsylvania 19087-1658, or by calling
                      1-800-342-5734. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.
                             The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights         Each share held entitles the shareholder of record to one
                      vote. Each portfolio of the Trust will vote separately on matters relating solely to that portfolio. Each class will vote separately on matters pertaining to its distribution plan. Each Fund will vote its Underlying Portfolio shares in proportion to the votes of all other shareholders of each respective Underlying Portfolio.
                             As a Massachusetts business trust, the Trust is not
                      required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting             The Trust issues unaudited financial information
                      semi-annually and audited financial statements annually.
                      The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder Inquiries Shareholder inquiries should be directed to DST Systems,
                      Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.

Dividends             Substantially all of the net investment income (exclusive
                      of capital gain) of each Fund is periodically declared and paid as a dividend. Capital gains, if any, are distributed at least annually.
                             Shareholders automatically receive all income
                      dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Adviser at least 15 days prior to the distribution.
                             Dividends and capital gains of each Fund are paid
                      on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gain distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and           Morgan, Lewis & Bockius LLP serves as counsel to the
Independent           Trust. Price Waterhouse LLP serves as the independent
Accountants           accountants of the Trust.

Custodian and         SFM, which serves as transfer agent for the Underlying
Wire Agent            SFM, which serves as transfer agent for the Underlying
                      Portfolios, also maintains custody of assets of each Fund that consist of uncertificated shares of the Underlying
                      Portfolios. CoreStates Bank, N.A., Broad and Chestnut
                      Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as Custodian for the non-mutual fund assets of each Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act, and acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS

                           The following is a brief description of the permitted investments and investment practices practices for the Underlying Portfolios, and the associated risk factors:

American Depositary        ADRs are securities, typically issued by a U.S.
Receipts ("ADRs"),         financial institution (a "depositary"), that evidence
Continental Depositary     ownership interests in a security or a pool of
Receipts ("CDRs"),         securities issued by a foreign issuer and deposited
European Depositary        with the depositary. ADRs include American Depositary
Receipts ("EDRs") and      Shares and New York Shares. EDRs, which are sometimes
Global Depositary          referred to as Continental Depositary Receipts
Receipts ("GDRs")          ("CDRs"), are securities, typically issued by a
                           non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.
                           GDRs are issued globally and evidence similar ownership.

Asset-Backed Securities    Asset-backed securities are securities secured by
                           non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Convertible Securities     Convertible securities are corporate securities that
                           are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments         Demand instruments are instruments which may involve
                           a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. They may include variable amount master demand notes.

Derivatives                Derivatives are securities that derive their value
                           from other securities, assets or indices. The following are considered derivative securities:
                           options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs) and privately issued stripped securities (e.g., TGRs, TRs and CATS).

Equity Securities     Equity securities represent ownership interests in a
                      company or corporation and consist of common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.
                      Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.

Fixed Income          Fixed income securities are debt obligations issued by
Securities            corporations, municipalities and other borrowers. The
                      market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.
                             The Portfolios may invest in securities rated in
                      the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. The SIMT High Yield Bond Fund must invest at least 65%, and the SIT Emerging Markets
                      Equity Portfolio may invest, up to 5% of its net assets in securities rated lower than investment grade. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth.

Forward Foreign       A forward contract involves an obligation to purchase or
Currency Contracts    sell a specific currency amount at a future date, agreed
                      upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

Futures Contracts     Futures contracts provide for the future sale by one party
and Options on        and purchase by another party of a specified amount of a
Futures Contracts     specific security at a specified future time and at a
                      specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A
                      Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Portfolio will only sell covered futures contracts and options on futures contracts.
                             Stock and bond index futures are futures contracts
                      for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                             Stock and bond index futures contracts are
                      bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.
                             No price is paid upon entering into futures
                      contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called
                      "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                             Eurodollar instruments are U.S. dollar-denominated
                      futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                             There are risks associated with these activities,
                      including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
                             A Portfolio may enter into futures contracts and
                      options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission
                      ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.
                      Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.
                             In order to avoid leveraging and related risks,
                      when a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities   Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books.
                      Illiquid securities include demand instruments with a demand notice period exceeding seven days, when there is no secondary market for such security and repurchase agreements with durations over seven days in length.

Money Market          Money market securities are high-quality,
Instruments           dollar-denominated, short-term debt instruments. They
                      consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S.
                      banks and U.S. branches of foreign banks; (ii) U.S.
                      Treasury Obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed       Mortgage-backed securities are instruments that entitle
Securities            the holder to a share of all interest and principal
                      payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                             Government Pass-Through Securities.  These are
                      securities that are issued or guaranteed by a U.S.
                      Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA also guarantee timely distributions of scheduled principal. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S.
                      Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.
                             Private Pass-Through Securities.  These are
                      mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                             Collateralized Mortgage Obligations ("CMOs").  CMOs
                      are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                             Parallel Pay Securities; PAC Bonds.  Parallel pay
                      CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class.
                      These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC
                      Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
                             REMICs.  A REMIC is a CMO that qualifies for
                      special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed
                      REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.
                             Stripped Mortgage-Backed Securities ("SMBs").  SMBs
                      are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Mortgage Dollar Rolls   Mortgage "dollar rolls" are transactions in which
                        mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase.

Municipal Securities    Municipal securities consist of: (i) debt obligations
                        issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.


Obligations of          Obligations of supranational entities are obligations of
Supranational Entities  entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African
                        Development Bank, European Economic Community, European
                        Investment Bank and the Nordic Investment Bank.

Options A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

                             A Portfolio may purchase put and call options to
                      protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.
                             A Portfolio may write covered call options as a
                      means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realized as profit the premium received for such option. When a call option written by a Portfolio is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Portfolio is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                             A Portfolio may purchase and write options on an
                      exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.
                             A Portfolio may purchase and write put and call
                      options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.
                             A Portfolio may purchase and write put and call
                      options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

                             All options written on indices must be covered.
                      When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                             Risk Factors:  Risks associated with options
                      transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Receipts Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See also "Taxes."

REITs REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Repurchase            Repurchase agreements are agreements by which a Portfolio
Agreements            obtains a security and simultaneously commits to return
                      the security to the seller at an agreed upon price
                      (including principal and interest) on an agreed upon date within a number of days from the date of purchase.
                      Repurchase agreements are considered loans under the 1940
                      Act.

Securities Lending    In order to generate additional income, a Portfolio may
                      lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S.
                      Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.
                      There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of         There are certain risks connected with investing in
Foreign Issuers       foreign securities. These include risks of adverse
                      political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity.
                      Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.
                      The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

Short Sales           A Portfolio may sell securities short against the box. A
                      short sale is "against the box" if at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Swaps, Caps, Floors   Interest rate swaps, mortgage swaps, currency swaps and
and Collars           other types of swap agreements such as caps, floors and
                      collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                             In a typical cap or floor agreement, one party
                      agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                             Swap agreements will tend to shift the Portfolio's
                      investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investment and their share price and yield.

U.S. Government       Obligations issued or guaranteed by agencies of the U.S.
Agency Obligations    Government, including, among others, the Federal Farm
                      Credit Bank, the Federal Housing Administration and the
                      Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                      Corporation, the Federal Land Banks and the U.S. Postal
                      Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm
                      Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities).

U.S. Treasury         U.S. Treasury obligations consist of bills, notes and
Obligations           bonds issued by the U.S. Treasury, as well as separately
                      traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities.

U.S. Treasury         U.S. Treasury receipts are interests in separately traded
Receipts              interest and principal component parts of U.S. Treasury
                      obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank.
                      The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

Variable and Floating Certain obligations may carry variable or floating rates
Rate Instruments      of interest and may involve conditional or unconditional
                      demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and       When-issued or delayed delivery transactions involve the
Delayed Delivery      purchase of an instrument with payment and delivery taking
Securities            place in the future. Delivery of and payment for these
                      securities may occur a month or more after the date of the purchase commitment.

Yankee Obligations    Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission or issue securities under Rule 144A of the Securities Exchange Act of 1933.
                      These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Zero Coupon, Pay      Zero coupon securities are securities that are sold at a
In-Kind and Deferred  discount to par value and securities on which interest
Payment Securities    payments are not made during the life of the security.
                      Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                             Additional information on other permitted
                      investments can be found in the Trust's Statement of Additional Information and in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Expenses (Class A Shares)....................     2
Indirect Expenses.................................     3
Financial Highlights..............................     4
Investment Objectives and Policies of the Funds...     5
General Investment Policies of the Funds..........     9
Risk Factors of the Funds.........................    10
Investment Limitations of the Funds...............    11
Portfolio Turnover of the Funds...................    11
Investment Goals of the Underlying Portfolios.....    12
Investment Objectives and Policies of the
  Underlying Portfolios...........................    12
General Investment Policies of the Underlying
  Portfolios......................................    22
Risk Factors of the Underlying Portfolios.........    24
Fundamental Limitations of the Underlying
  Portfolios......................................    24
The Adviser and Manager of the Funds..............    25
The Advisers and Sub-Advisers to the Underlying
  Portfolios......................................    26
Transfer Agent....................................    37
Distribution and Shareholder Servicing............    37
Purchase and Redemption of Shares.................    37
Performance.......................................    39
Taxes.............................................    40
General Information...............................    42
Description of Permitted Investments and Risk
  Factors of the Underlying Portfolios............    44

SEI ASSET ALLOCATION TRUST
DECEMBER 1, 1996
--------------------------------------------------------------------------------

DIVERSIFIED CONSERVATIVE INCOME FUND
DIVERSIFIED CONSERVATIVE FUND
DIVERSIFIED GLOBAL MODERATE GROWTH FUND
DIVERSIFIED MODERATE GROWTH FUND
DIVERSIFIED GLOBAL GROWTH FUND
DIVERSIFIED GLOBAL STOCK FUND
DIVERSIFIED U.S. STOCK FUND

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Funds. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated December 1, 1996, has been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing the Distributor, SEI Financial Services Company (the "Distributor"), at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Asset Allocation Trust (the "Trust") is an open-end management investment company consisting of the following seven separate diversified investment portfolios (each a "Fund" and, together, the "Funds"): Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund (formerly the Diversified Growth Fund), Diversified Global Stock Fund and Diversified U.S. Stock Fund. Each Fund offers investors a convenient means of investing in shares of certain mutual funds (the "Underlying Portfolios") managed by SEI Financial Management Corporation ("SFM" or the "Adviser") within certain predetermined percentage ranges. Each Fund offers two classes of shares, Class A Shares and Class D Shares. Class A Shares are offered primarily to tax-advantaged and other retirement accounts. Class D Shares are offered primarily to tax-advantaged and other retirement accounts through banks, broker-dealers and other financial institutions that have entered into arrangements with the Distributor to sell Class D Shares to their customers. Class D Shares differ from Class A Shares primarily in the allocation of certain distribution, shareholder servicing and transfer agent expenses, and in the range and types of shareholder services offered to investors. This Prospectus offers Class D Shares of the Funds.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

FUND EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly in connection with an investment in each Fund's Class D Shares ("Direct Expenses"). The table below does not reflect any of the operating costs and investment advisory fees of the Underlying Portfolios. In addition to the Direct Expenses, Class D Shareholders of the Funds will indirectly bear their pro rata share of the expenses of the Underlying Portfolios ("Indirect Expenses"). See "Indirect Expenses."

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
--------------------------------------------------------------------------------

                                                               DIVERSIFIED
                                   DIVERSIFIED                   GLOBAL     DIVERSIFIED  DIVERSIFIED  DIVERSIFIED
                                   CONSERVATIVE  DIVERSIFIED    MODERATE     MODERATE      GLOBAL       GLOBAL     DIVERSIFIED
                                      INCOME     CONSERVATIVE    GROWTH       GROWTH       GROWTH        STOCK     U.S. STOCK
                                       FUND          FUND         FUND         FUND         FUND         FUND         FUND
                                   ------------  ------------  -----------  -----------  -----------  -----------  ----------
Maximum Sales Charge Imposed on
 Purchase                               None          None          None         None         None         None        None
Maximum Sales Charge Imposed on
  Reinvested Dividends                  None          None          None         None         None         None        None
Maximum Contingent Deferred Sales
  Charge                                None          None          None         None         None         None        None
Wire Redemption Fees                    None          None          None         None         None         None        None
Exchange Fees                           None          None          None         None         None         None        None
---------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (DIRECT EXPENSES)
--------------------------------------------------------------------------------

Management/Advisory Fees (after
  waivers) (1)                          .00%          .00%          .00%         .00%         .00%         .00%        .00%
12b-1 Fees                              .75%          .75%          .75%         .75%         .75%         .75%        .75%
Total Other Expenses (after
  expense reimbursements) (2) (3)       .37%          .37%          .37%         .37%         .37%         .37%        .37%
      Shareholder Service Fees          .25%          .25%          .25%         .25%         .25%         .25%        .25%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  waivers and
  expense reimbursements) (3)          1.12%         1.12%         1.12%        1.12%        1.12%        1.12%       1.12%
---------------------------------------------------------------------------------------------------------------------

(1) SFM is currently waiving its advisory and management fees. Absent fee waivers, management and advisory fees for each Fund would be .30%. These fee waivers are voluntary and may be discontinued by SFM at any time in its sole discretion.
(2) Absent SFM's expense reimbursement, other expenses are estimated to be .39% for the current fiscal year. Each Fund's Shareholder Servicing Fees will be reduced in an amount equal to the Fund's pro rata share of any Shareholder Servicing Fees paid by any Underlying Portfolio in which such Fund invests, but only to the extent necessary to comply with a condition of the Trust's SEC exemptive order. See "General Investment Policies of the Funds."
(3) Absent SFM's fee waivers and expense reimbursements, the total operating expenses of each Fund's Class D Shares would be 1.44%.

EXAMPLE
--------------------------------------------------------------------------------

                                                                                                          1 YR.    3 YRS.
                                                                                                          -----    ------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return, and (2) redemption at the end of each time period:
    Diversified Conservative Income Fund                                                                   $11       $36
    Diversified Conservative Fund                                                                          $11       $36
    Diversified Global Moderate Growth Fund                                                                $11       $36
    Diversified Moderate Growth Fund                                                                       $11       $36
    Diversified Global Growth Fund                                                                         $11       $36
    Diversified Global Stock Fund                                                                          $11       $36
    Diversified U.S. Stock Fund                                                                            $11       $36
---------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense tables and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class D Shares of each Fund. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution in addition to those set forth above. The information set forth in the foregoing table and example relates to the Class D Shares. Class D Shares are subject to the same management and advisory expenses as Class A Shares, but are also subject to different distribution, shareholder servicing and transfer agent expenses. Additional information may be found under "The Adviser and Manager of the Funds" and "Distribution of Fund Shares and Shareholder Servicing."

Long-term Class D shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers.

INDIRECT EXPENSES

Investors in the Funds should recognize that they may invest directly in the Underlying Portfolios and that, by investing in Underlying Portfolios through the Funds, they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees to the extent the Adviser has not elected to waive such fees), but will also indirectly bear similar expenses of the Underlying Portfolios ("Indirect Expenses"). Moreover, the investment returns of the Funds will be net of the expenses of the Underlying Portfolios. Investors that purchase shares of the Funds through managed account programs who pay separate advisory fees for asset allocation services should recognize that the combined expenses of the program and the Funds (including the expenses charged by the Underlying Portfolios) may involve greater fees and expenses than those present in other types of investments. In addition, a shareholder of a Fund will indirectly bear expenses paid by an Underlying Portfolio related to the distribution of its shares, if any. In the case of Class D Shares, any Fund shareholder servicing fees will be reduced in an amount equal to the Fund's pro rata portion of the shareholder servicing fees paid by any Underlying Portfolio in which the Fund invests, but only to the extent necessary to comply with a condition of the Trust's SEC exemptive Order. Currently, Class A Shares of the Underlying Portfolios are subject to a shareholder servicing fee of up to .25%. See "Distribution and Shareholder Servicing."

The chart below sets forth the expense ratios for each of the Underlying Portfolios in which the Funds will invest (based on information as of September 30, 1996).
--------------------------------------------------------------------------------

                    UNDERLYING PORTFOLIOS ELIGIBLE FOR PURCHASE                       UNDERLYING PORTFOLIOS' EXPENSE RATIOS*
SIMT Large Cap Growth Portfolio                                                                        .85%
SIMT Large Cap Value Portfolio                                                                         .85%
SIMT Small Cap Growth Portfolio                                                                       1.10%
SIMT Small Cap Value Portfolio                                                                        1.10%
SIT International Equity Portfolio                                                                    1.28%
SIT Emerging Markets Equity Portfolio                                                                 1.95%
SIMT Core Fixed Income Portfolio                                                                       .60%
SIMT High Yield Bond Portfolio                                                                         .85%
SIT International Fixed Income Portfolio                                                              1.00%
SLAT Prime Obligation Portfolio                                                                        .44%
---------------------------------------------------------------------------------------------------------------------

* The Funds will purchase only Class A Shares of the Underlying Portfolios. The expense ratios of the Class A Shares of the Underlying Portfolios shown above reflect existing fee waivers and expense reimbursement arrangements that may be discontinued at any time. Absent these fee waivers on the Class A Shares of the Underlying Portfolios, these expense ratios would be higher.

Set forth below are the Expense Ranges (Indirect Expenses) of the Underlying Portfolios in which the Funds invest. A range is provided since the average assets of each Fund invested in each of the Underlying Portfolios may fluctuate. The investment ranges for each Fund are set forth in the "Investment Objectives and Policies of the Funds" section.

EXPENSE RANGES (INDIRECT EXPENSES)
--------------------------------------------------------------------------------

Based on the Expense Ratios of the Underlying Portfolios, the range of average weighted                    RANGE OF
  operating expenses associated with investment in the Underlying Portfolios is expected to be as          INDIRECT
  follows:                                                                                                 EXPENSES
                                                                                                        ---------
    Diversified Conservative Income Fund                                                              .58% to  .80%
    Diversified Conservative Fund                                                                     .65% to  .90%
    Diversified Global Moderate Growth Fund                                                           .68% to 1.11%
    Diversified Moderate Growth Fund                                                                  .69% to  .97%
    Diversified Global Growth Fund                                                                    .78% to 1.22%
    Diversified Global Stock Fund                                                                     .85% to 1.22%
    Diversified U.S. Stock Fund                                                                       .75% to  .95%
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period -- Unaudited

                                                    Net
                                                 Realized                                                                  Ratio of
                    Net                             and                             Net                         Net        Expenses
                   Asset           Net          Unrealized       Dividends         Asset                      Assets          to
                   Value        Investment         Gains          from Net         Value                      End of       Average
                 Beginning       Income/        (Losses) on      Investment         End           Total       Period         Net
                 of Period        (Loss)        Securities         Income        of Period       Return        (000)        Assets
---------------------------------------------------------------------------------------------------------------------
-----------------------------------------
DIVERSIFIED CONSERVATIVE INCOME FUND
-----------------------------------------
Class D
Period Ended
07/31/96 (1)      $ 10.09         $(0.01)         $ (0.05)         $(0.01)        $ 10.02        -0.61%**     $   303        1.12%*
--------------------------------
DIVERSIFIED CONSERVATIVE FUND
--------------------------------
Class D
Period Ended
07/31/96 (2)      $  9.33         $(0.12)         $ (0.05)         $ 0.00         $  9.16        -1.82%**     $   279        1.12%*
--------------------------------------
DIVERSIFIED MODERATE GROWTH FUND
--------------------------------------
Class D
Period Ended
07/31/96 (3)      $ 10.21         $ 0.01          $ (0.31)         $ 0.00         $  9.91        -2.94%**     $ 3,687        1.12%*
----------------------------------
DIVERSIFIED GLOBAL GROWTH FUND
----------------------------------
Class D
Period Ended
07/31/96 (4)      $ 10.24         $ 0.00          $ (0.45)         $ 0.00         $  9.79        -4.39%**     $ 5,213        1.12%*
------------------------------
DIVERSIFIED U.S. STOCK FUND
------------------------------
Class D
Period Ended
07/31/96 (5)      $ 10.36         $ 0.01          $ (0.66)         $ 0.00         $  9.71        -6.27%**     $ 4,010        1.12%*

                                               Ratio of
                                Ratio            Net
               Ratio of           of          Investment
                 Net           Expenses         Income/
              Investment          to           (Loss) to
               Income/         Average          Average
              (Loss) to          Net              Net
               Average          Assets          Assets         Portfolio
                 Net          (Excluding      (Excluding       Turnover
                Assets         Waivers)        Waivers)          Rate
------------
------------
DIVERSIFIED
------------
Class D
Period Ended
07/31/96 (1)    3.56%*         15.91%*         -11.23%*           21%
------------
DIVERSIFIED
------------
Class D
Period Ended
07/31/96 (2)    1.66%*         16.86%*         -14.08%*            2%
------------
DIVERSIFIED
------------
Class D
Period Ended
07/31/96 (3)    0.74%*          4.75%*          -2.89%*            2%
------------
DIVERSIFIED
------------
Class D
Period Ended
07/31/96 (4)    0.01%*          4.19%*          -3.06%*            0%
------------
DIVERSIFIED
------------
Class D
Period Ended
07/31/96 (5)   -1.03%*          3.03%*          -2.94%*           33%

 *  Annualized.
**  Total return has not been annualized.
(1) Commenced operations 06/21/96
(2) Commenced operations 07/01/96
(3) Commenced operations 05/30/96
(4) Commenced operations 05/30/96
(5) Commenced operations 07/01/96

INVESTMENT
OBJECTIVES AND
POLICIES OF
THE FUNDS

                      The Funds offer investors the opportunity to invest in certain of the Underlying Portfolios, and are designed primarily for tax-advantaged retirement and other long-term investment or savings accounts, including: Individual Retirement Accounts ("IRAs"), 403(b)(7) tax-sheltered retirement accounts for employees of certain non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other employer-sponsored pension and savings plans.
                             In order to achieve its investment objective, each
                      Fund invests a percentage of its assets within predetermined percentage ranges in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust ("SIMT"), SEI International Trust ("SIT") and SEI Liquid Asset Trust ("SLAT" and, together with SIMT and SIT, the "Underlying Trusts"). The percentages reflect the extent to which each Fund will invest in the particular market segment represented by each Underlying Portfolio, and the varying degrees of potential investment risk and reward represented by each Fund's investments in those market segments and their corresponding Underlying Portfolios. The Adviser may alter these percentage ranges when it deems appropriate. The assets of each Fund will be allocated among each of the Underlying Portfolios in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Portfolios. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Fund may invest its assets directly in cash, money market securities, or other instruments, including stock or bond index futures and options thereon. The investment objective of each Fund is set forth below. Each Fund's investment objective is a fundamental policy, and may not be changed without shareholder approval. There can be no assurance that the Funds will achieve their stated objectives.

DIVERSIFIED
CONSERVATIVE
INCOME FUND           The Diversified Conservative Income Fund seeks to provide
                      current income and an opportunity for capital appreciation through limited participation in domestic equity markets.
                      In general, relative to the other Funds, the Diversified
                      Conservative Income Fund should offer investors the potential for a medium to high level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                 UNDERLYING PORTFOLIO            DIVERSIFIED CONSERVATIVE INCOME FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                         5-20%
                        SIMT Large Cap Value                                          5-20%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIMT Core Fixed Income                                       50-65%
                        SLAT Prime Obligation                                         0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED
CONSERVATIVE FUND     The Diversified Conservative Fund seeks to provide current income with the opportunity for capital appreciation through limited participation in the domestic and international equity markets. In general, relative to the other Funds, the Diversified Conservative Fund should offer investors the potential for a medium level of income and the potential for a low to medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following
                      Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                 UNDERLYING PORTFOLIO               DIVERSIFIED CONSERVATIVE FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                         5-20%
                        SIMT Large Cap Value                                          5-20%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                      5-20%
                        SIMT Core Fixed Income                                       40-55%
                        SIT International Fixed Income                               10-25%
                        SLAT Prime Obligation                                         0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
MODERATE
GROWTH FUND           The Diversified Global Moderate Growth Fund seeks to
                      provide long-term capital appreciation through participation in the domestic and global equity markets with a limited level of current income. In general, relative to the other funds, the Diversified Global
                      Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                      INVESTMENT RANGE (PERCENT OF THE
                                UNDERLYING PORTFOLIO          DIVERSIFIED GLOBAL MODERATE GROWTH FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                       10-25%
                        SIMT Large Cap Value                                        10-25%
                        SIMT Small Cap Growth                                        0-15%
                        SIMT Small Cap Value                                         0-15%
                        SIT International Equity                                    10-25%
                        SIT Emerging Markets Equity                                  0-15%
                        SIMT Core Fixed Income                                      20-35%
                        SIMT High Yield Bond                                         5-20%
                        SIT International Fixed Income                               0-15%
                        SLAT Prime Obligation                                        0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED
MODERATE
GROWTH FUND           The Diversified Moderate Growth Fund seeks to provide
                      long-term capital appreciation with a limited level of current income. In general, relative to the other Funds, the Diversified Moderate Growth Fund should offer investors the potential for a medium level of income and the potential for a medium level of capital growth, while subjecting investors to a medium level of principal risk.
                      The Fund will invest in the following Underlying
                      Portfolios within the percentage ranges set forth below:

                                                                      INVESTMENT RANGE (PERCENT OF THE
                                UNDERLYING PORTFOLIO             DIVERSIFIED MODERATE GROWTH FUND'S ASSETS)
                        ---------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                       10-25%
                        SIMT Large Cap Value                                        10-25%
                        SIMT Small Cap Growth                                        0-15%
                        SIMT Small Cap Value                                         0-15%
                        SIT International Equity                                    10-25%
                        SIMT Core Fixed Income                                      25-40%
                        SIT International Fixed Income                               5-20%
                        SLAT Prime Obligation                                        0-30%
                        ---------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
GROWTH FUND           The Diversified Global Growth Fund (formerly the
                      Diversified Growth Fund) seeks to provide long-term capital appreciation. Current income is a secondary consideration. In general, relative to the other Funds, the Diversified Global Growth

Fund should offer investors the potential for a low to medium level of income and the potential for a medium to high level of capital growth, while subjecting investors to a higher level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                  UNDERLYING PORTFOLIO              DIVERSIFIED GLOBAL GROWTH FUND'S ASSETS)
                        -------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                        15-30%
                        SIMT Large Cap Value                                         15-30%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                     10-25%
                        SIT Emerging Markets Equity                                   5-20%
                        SIMT Core Fixed Income                                        5-20%
                        SIMT High Yield Bond                                          0-15%
                        SIT International Fixed Income                                0-15%
                        SLAT Prime Obligation                                         0-30%
                        -------------------------------------------------------------------------------------

DIVERSIFIED GLOBAL
STOCK FUND            The Diversified Global Stock Fund seeks to provide
                      long-term capital appreciation through a diversified global equity strategy. In general, relative to the other
                      Funds, the Diversified Global Stock Fund should offer investors the potential for a lower level of income and the potential for a higher level of capital growth, while subjecting investors to medium to high levels of principal risk. The Fund will invest in the following Underlying
                      Portfolios within the percentage ranges set forth below:

                                                                        INVESTMENT RANGE (PERCENT OF THE
                                  UNDERLYING PORTFOLIO              DIVERSIFIED GLOBAL STOCK FUND'S ASSETS)
                        -------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                        20-35%
                        SIMT Large Cap Value                                         20-35%
                        SIMT Small Cap Growth                                         0-15%
                        SIMT Small Cap Value                                          0-15%
                        SIT International Equity                                     15-30%
                        SIT Emerging Markets Equity                                   5-20%
                        SLAT Prime Obligation                                         0-30%
                        -------------------------------------------------------------------------------------

DIVERSIFIED
U.S. STOCK FUND       The Diversified U.S. Stock Fund seeks to provide long-term capital appreciation through a diversified domestic equity strategy. Current income is an incidental consideration.
                      In general, relative to the other Funds, the Diversified
                      U.S. Stock Fund should offer investors the potential for a lower level of income and the potential for a high level of capital growth, while subjecting investors to a medium to high level of principal risk. The Fund will invest in the following Underlying Portfolios within the percentage ranges set forth below:

                                                                         INVESTMENT RANGE (PERCENT OF THE
                                    UNDERLYING PORTFOLIO               DIVERSIFIED U.S. STOCK FUND'S ASSETS)
                        ------------------------------------------------------------------------------------
                        SIMT Large Cap Growth                                          30-45%
                        SIMT Large Cap Value                                           30-45%
                        SIMT Small Cap Growth                                           5-20%
                        SIMT Small Cap Value                                            5-20%
                        SLAT Prime Obligation                                           0-30%
                        ------------------------------------------------------------------------------------

GENERAL
INVESTMENT
POLICIES
OF THE FUNDS

                      The Funds will attempt to achieve their investment objectives by purchasing shares of the Underlying Portfolios within the percentage ranges set forth above. The SEC has issued an exemptive order to the Trust dated December 20, 1995 (the "Order"), permitting the Funds to acquire up to 100% of the Shares of any of the Underlying Portfolios under certain conditions. Absent this Order, the Investment Company Act of 1940 (the "1940 Act") would substantially limit the ability of the Funds and Underlying Portfolios to engage in these transactions.
                             In addition to purchasing shares of the Underlying
                      Portfolios, the Funds may use futures contracts and options in order to remain effectively fully invested in proportions consistent with SFM's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.
                             Futures contracts and options may also be used to
                      reallocate the Funds' assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading or to seek higher investment returns or simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. The Funds will not use futures contracts or options to leverage their portfolios.
                             In order to meet liquidity needs, or for temporary
                      defensive purposes, the Funds may purchase money market securities or other short-term debt instruments rated in one of the top two categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, determined to be of comparable quality by the Adviser. To the extent that a Fund is engaged in temporary defensive investing, it will not be pursuing its investment objective. See "Description of Permitted Investments and Risk Factors of the Underlying Portfolios."

RISK FACTORS
OF THE FUNDS

                      Prospective investors in the Funds should consider the following risk factors:
                      - Any investment in a mutual fund involves risk and,
                        although the Funds invest in a number of Underlying Portfolios, this practice does not eliminate investment risk;
                      - Under certain circumstances, an Underlying Portfolio may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying Portfolio until the Adviser determines that it is appropriate to dispose of such securities;
                      - Certain Underlying Portfolios may: invest a portion of
                        their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; and engage in various other investment practices. Further information about these investment policies and practices can be found under "Investment Objectives and Policies of the Underlying Portfolios" and "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus and in the Trust's Statement of Additional Information, and in the prospectuses of each of the Underlying Portfolios;
                      - The Diversified Global Growth Fund can invest as much as
                        15% of its assets in the SIMT High Yield Bond Portfolio. As a result, this Fund will be subject to the risks associated with high yield investing;
                      - Certain Funds invest at least 10% and can invest as much as 25% of their assets in the SIT International Fixed Income Portfolio, which invests primarily in foreign fixed-income securities. Certain other Funds invest at least 20% and can invest as much as 50% of their assets in Underlying Portfolios that invest primarily in foreign equity securities. These investments will subject the Funds to risks associated with investing in foreign securities; and
                      - The officers and trustees of the Trust also serve as
                        officers and trustees of the Underlying Trusts. In addition, the Adviser to each Fund serves as investment adviser to certain of the Underlying Portfolios. Conflicts may arise as these persons seek to fulfill their fiduciary responsibilities at both levels.

                      Further information regarding these risk factors may be found elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT            The following investment limitations are fundamental for
LIMITATIONS OF        each Fund, and may not be changed without shareholder
THE FUNDS             approval.
                      1. Each Fund will concentrate its investments in mutual
                         fund shares.
                      2. Each Fund may borrow money in an amount up to 33 1/3%
                         of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its assets, asset coverage of 300% is required for all borrowings.

                      Each Fund is subject to further fundamental and non-fundamental limitations which are described in the Trust's Statement of Additional Information.

PORTFOLIO TURNOVER
OF THE FUNDS
                      Each Fund's portfolio turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying Portfolios) is not expected to exceed 10%. Asset reallocation decisions typically will occur only once every quarter. However, if market conditions warrant, SFM may make more frequent reallocation decisions, which will result in a higher portfolio turnover rate. The Funds will purchase or sell shares of the Underlying Portfolios: (a) to accommodate purchases and redemptions of each Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Fund's assets among the Underlying Portfolios within the percentage limits described above or as altered by SFM from time to time. It is important to note, however, that the portfolio turnover rate of certain of the Underlying Portfolios (i.e., the rate at which the Underlying Portfolios buy and sell securities), may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Funds).

INVESTMENT GOALS
OF THE UNDERLYING
PORTFOLIOS
                      The following table describes the investment goal of each Underlying Portfolio:

                        UNDERLYING PORTFOLIO                 INVESTMENT GOAL
                        -----------------------------------------------------------------------------
                        SIMT Large Cap Growth                Growth of Capital
                        SIMT Large Cap Value                 Growth of Capital and Income
                        SIMT Small Cap Growth                Aggressive Growth of Capital
                        SIMT Small Cap Value                 Aggressive Growth of Capital and Income
                        SIT International Equity             Growth of Capital
                        SIT Emerging Markets Equity          Aggressive Growth of Capital
                        SIMT Core Fixed Income               Income
                        SIMT High Yield Bond                 Aggressive Income
                        SIT International Fixed Income       Income
                        SLAT Prime Obligation                Price Stability
                        -----------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES OF THE
UNDERLYING
PORTFOLIOS
                      Set forth below are the investment objectives and policies that apply to the Underlying Portfolios. The investment objective of each Underlying Portfolio is a fundamental policy of that Portfolio, and may not be changed without approval of such Portfolio's shareholders, which may include the Fund. Certain general investment policies that apply to two or more of the Underlying Portfolios are set forth in the "General Investment Policies of the Underlying Portfolios" section, below. There can be no assurance that the Underlying Portfolios will achieve their respective investment objectives. For additional information regarding the investments and investment techniques of the Underlying Portfolios, as well as the risk factors attendant with those investments and investment techniques, please see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" section of the Prospectus.


SIMT LARGE CAP        The SIMT Large Cap Growth Portfolio seeks to provide
GROWTH PORTFOLIO      capital appreciation. Under normal market conditions, the
                      Portfolio will invest at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential. Any remaining assets may be invested in fixed income securities or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's
                      Investors Service, Inc. ("Moody's").


SIMT LARGE CAP        The SIMT Large Cap Value Portfolio seeks to provide
VALUE PORTFOLIO       long-term growth of capital and income. Under normal
                      market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of high quality, income-producing common stocks of large companies
                      (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. In general, the advisers characterize high quality securities as those that have above-average reinvestment rates. The advisers also consider other factors, such as earnings and dividend growth prospects as well as industry outlook and market share. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Any remaining assets may be invested in investment grade fixed income securities.


SIMT SMALL CAP        The SIMT Small Cap Growth Portfolio seeks to provide
GROWTH PORTFOLIO      long-term capital appreciation. Under normal market
                      conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength.
                             Small capitalization companies have the potential
                      to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities.
                      Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.
                             In order to meet liquidity needs, or for temporary
                      defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Money market securities will only be purchased if they have been given one of the two top ratings by a nationally recognized statistical rating organization ("NRSRO"), or if not rated, determined to be of comparable quality by the Portfolio's advisers.

SIMT SMALL CAP        The SIMT Small Cap Value Portfolio seeks to provide
VALUE PORTFOLIO       capital appreciation. Under normal market conditions, the
                      Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity. Any remaining assets may be invested in fixed income securities or equity securities of larger, more established companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by S&P or Baa by Moody's.

SIT INTERNATIONAL     The SIT International Equity Portfolio seeks to provide
EQUITY PORTFOLIO      long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S.
                      issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States. The Portfolio may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio may also invest in options on currencies.
                             Securities of non-U.S. issuers purchased by the
                      Portfolio may be purchased in foreign markets, on U.S.
                      registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary
                      Receipts ("ADRs") traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts
                      ("EDRs"), Continental Depositary Receipts ("CDRs") or
                      Global Depositary Receipts ("GDRs"). The Portfolio will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets. The Portfolio expects its investments to emphasize both large and intermediate capitalization companies.

                             The Portfolio expects to be fully invested in its
                      primary investments described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities, non-U.S. indices and currencies; futures contracts, including stock index futures contracts; and options on futures contracts.
                             Permissible money market instruments include
                      securities issued or guaranteed by the United States Government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A or higher by S&P or Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long- and short-term debt instruments which are rated at the time of purchase A or higher by S&P or Moody's and which, with respect to such long-term debt instruments, are within 397 days of their maturity.
                             The Portfolio is also permitted to acquire floating
                      and variable rate securities and purchase securities on a when-issued or delayed delivery basis. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.
                             For temporary defensive purposes, when an adviser
                      determines that market conditions warrant, the Portfolio may invest up to 50% of its assets in the U.S. and non-U.S. money market instruments described above and other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or are determined by the adviser to be of comparable quality; may hold a portion of such assets in cash; and may invest in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase, or are determined by the adviser to be of comparable quality.

SIT EMERGING          The SIT Emerging Markets Equity Portfolio seeks to provide
MARKETS EQUITY        capital appreciation by investing primarily in a
PORTFOLIO             diversified portfolio of equity securities of emerging
                      market issuers. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal market conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. For these purposes, the Portfolio defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Portfolio's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries: that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded;
                      or that are organized under the laws of and have a principal office in an emerging market country. In addition to its primary investments, described above, the Portfolio may invest up to 35% of its total assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. These debt securities will include debt securities of emerging market companies. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities.

                             The Portfolio may invest in certain debt securities
                      issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.
                             The Portfolio may invest in futures contracts and
                      purchase securities on a when-issued or delayed delivery basis. The Portfolio may also purchase and write options to buy or sell futures contracts.
                             For temporary defensive purposes, when an adviser
                      determines that market conditions warrant, the Portfolio may invest up to 20% of its total assets in the equity securities of companies constituting the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Portfolio generally invests.
                             The SIT Emerging Markets Equity Portfolio uses a
                      proprietary, quantitative asset allocation model. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percentage of assets to invest in each country to maximize expected returns for a given risk level. The Portfolio invests in those countries that the advisers expect to have the highest risk/reward tradeoff when incorporated into a total portfolio context. The advisers attempt to construct a portfolio of emerging market investments that approximates the risk level of an internationally diversified portfolio of securities in developed markets. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information, and company visits.
                             The Portfolio's investments in emerging markets can
                      be considered speculative, and therefore may offer higher potential for gains and losses than developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SIMT CORE FIXED       The SIMT Core Fixed Income Portfolio seeks to provide
INCOME PORTFOLIO      current income consistent with the preservation of
                      capital. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures;
                      (ii) obligations issued by the United States Government, its agencies and instrumentalities; (iii) municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S.
                      territories and possessions, consisting of municipal bond, municipal notes, tax-exempt commercial paper and municipal lease obligations; (iv) receipts involving U.S. Treasury obligations; (v) mortgage-backed securities; (vi) asset-backed securities; and (vii) zero coupon, pay-in-kind or deferred payment securities.
                             Any remaining assets may be invested in: (i)
                      interest-only and principal-only components of mortgage-backed securities; (ii) mortgage dollar rolls;
                      (iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; (iv) warrants; (v) money market securities;
                      and (vi) Yankee obligations. In addition, the Portfolio may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures.
                             Duration is a measure of the expected life of a
                      fixed income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have put or call provisions that allow the security to be redeemed at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. The advisers therefore consider it a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity.
                             The Portfolio invests in a portfolio with a
                      dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the advisers believe to be the average duration of the domestic bond market as a whole. The advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The advisers currently use the Lehman
                      Aggregate Bond Index for this purpose.

SIMT HIGH YIELD       The SIMT High Yield Bond Portfolio seeks to maximize total
BOND PORTFOLIO        return. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed-income securities that are rated below investment grade (i.e., rated below the top four rating categories by an NRSRO at the time of purchase), or, if not rated, are determined to be of comparable quality by the Portfolio's advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. The achievement of the Portfolio's investment objective may be more dependent on the advisers' own credit analysis than would be the case if the Portfolio invested in higher rated securities.
                      There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio.

                             The Portfolio may invest in all types of fixed
                      income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities; (ii) asset-backed securities; (iii) zero coupon, pay-in-kind or deferred payment securities; and (iv) variable and floating rate instruments.
                             Any assets of the Portfolio not invested in the
                      fixed income securities described above may be invested in: (i) convertible securities; (ii) preferred stocks;
                      (iii) equity securities; (iv) investment grade fixed income securities; (v) money market securities; (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; (vii) forward foreign currency contracts; and (viii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures. The advisers may vary the average maturity of the securities in the Portfolio without limit, and there is no restriction on the maturity of any individual security.
                             The securities purchased by the Portfolio may be
                      rated in the lowest rating category for fixed income securities. Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds are rated D by S&P when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ratings established by each NRSRO represents its opinions of the safety of principal and interest payments (and not the market risk) of bonds and other debt securities they undertake to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Portfolio's advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio.
                             RISK FACTORS RELATING TO INVESTING IN LOWER RATED
                      SECURITIES-- Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

                             The high yield market is relatively new and its
                      growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Portfolio may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.
                             Lower rated debt obligations also present risks
                      based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

SIT INTERNATIONAL     The SIT International Fixed Income Portfolio seeks to
FIXED INCOME          provide capital appreciation and current income through
PORTFOLIO             investment primarily in high quality, non-U.S. dollar
                      denominated government and corporate fixed income securities or debt obligations. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.

                             The fixed income securities in which the SIT
                      International Fixed Income Portfolio may invest are: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions; (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign corporations; (iv) convertible securities; and (v) fixed income securities issued by foreign banks or bank holding companies. All such investments will be in high quality securities denominated in various currencies, including the European Currency Unit. High quality securities are rated in one of the highest four rating categories by an NRSRO or, of comparable quality at the time of purchase as determined by the adviser.
                             Any remaining assets of the Portfolio will be
                      invested in any of the fixed income securities described above, obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), swaps, options and futures. The Portfolio may also purchase and write options to buy or sell futures contracts. The Portfolio also may enter into forward currency contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling. Furthermore, although the Portfolio will concentrate its investments in relatively developed countries, the Portfolio may invest up to 5% of its assets in similar securities or debt obligations that are denominated in the currencies of developing countries and that are of comparable quality to such securities and debt obligations at the time of purchase as determined by the adviser.
                             There are no restrictions on the average maturity
                      of the securities held by the Portfolio or the maturity of any single instrument. Maturities may vary widely depending on the adviser's assessment of interest rate trends and other economic and market factors. In the event a security owned by the Portfolio is downgraded below the rating categories discussed above, the adviser will review the situation and take appropriate action with regard to the security.
                             The Portfolio is a non-diversified investment
                      company, as defined in the 1940 Act, which means that more than 5% of its assets may be invested in one or more issuers, although the adviser does not intend to invest more than 5% of its assets in any single issuer with the exception of securities which are issued or guaranteed by a national government. The value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").
                             For temporary defensive purposes, when the adviser
                      determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in U.S. dollar denominated fixed income securities and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements. The Portfolio may hold a portion of its assets in cash for liquidity purposes.

SLAT PRIME
OBLIGATION PORTFOLIO  The SLAT Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests exclusively in: (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks or other institutions that are members of the Federal Reserve System or are insured by the Federal Deposit Insurance Corporation, which banks or institutions have total assets of $500 million or more as shown on their most recent public financial statements at the time of investment, provided that such obligations are rated in the top two short-term rating categories by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security at the time of investment or, if not rated, determined by the adviser to be of comparable quality; (iii) short-term corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment or, if not rated, determined by the adviser to be of comparable quality; (iv) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations or obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements involving any of the foregoing obligations.
                             The Portfolio may invest up to 10% of its net
                      assets in illiquid securities. However, restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust may be considered liquid.
                             The Portfolio may only purchase securities with a
                      remaining maturity of 365 days or less, and, as a matter of non-fundamental policy, will maintain a dollar-weighted average portfolio maturity of 90 days or less. An investment in the Portfolio is neither insured or guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

GENERAL
INVESTMENT
POLICIES OF THE
UNDERLYING
PORTFOLIOS
Borrowing             Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may borrow money to meet redemptions or for temporary or emergency purposes. An Underlying
                      Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

Common Stocks         Each Underlying Portfolio, except the SLAT Prime
                      Obligation, SIMT Core Fixed Income, SIMT High Yield Bond and SIT International Fixed Income Portfolios, will invest in common stocks; provided, however, that the Underlying
                      Portfolios may only invest in such securities if they are listed on registered exchanges or actively traded in the over-the-counter market.

Forward Foreign
Currency Contracts    The Underlying Portfolios, except the SIMT Core Fixed
                      Income, SIMT Large Cap Growth, SIMT Small Cap Growth, SIMT
                      Large Cap Value, SIMT Small Cap Value, and SLAT Prime
                      Obligation Portfolios may purchase forward foreign currency contracts.

Illiquid Securities   Each Underlying Portfolio's investment in illiquid
                      securities will be limited to 15% of its net assets (10% with respect to the SLAT Prime Obligation, SIT
                      International Equity, SIT Emerging Markets Equity, and SIT
                      International Fixed Income Portfolios).

Investment Company
Securities            Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may purchase investment company securities, which will result in additional layering of expenses. However, there are legal limits on the amount of such securities that may be acquired by an Underlying
                      Portfolio. As a condition to the Order that was granted to the Trust by the SEC, no Underlying Portfolio in which a Fund invests may purchase: (i) more than 3 percent of the total outstanding voting securities of another registered investment company; (ii) securities issued by such investment company if such securities have an aggregate value of more than 5 percent of the total assets of such Underlying Portfolio; or (iii) securities issued by such investment company and all other investment companies if such securities have an aggregate value of more than 10 percent of the total assets of such Underlying Portfolio.

Investment Grade
Debt Securities       Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may invest in investment grade debt securities. Interest payments and principal security for securities rated in the fourth highest rating category
                      (i.e., BBB by S&P or Baa by Moody's) appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Money Market
Instruments           In order to meet liquidity needs or for temporary
                      defensive purposes, the Underlying Portfolios may hold cash reserves and invest in money market instruments
                      (including securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the adviser to be of comparable quality at the time of purchase. To the extent any Underlying Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

Options and Futures   Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may purchase or sell options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.

Securities Lending    Each Underlying Portfolio, except the SLAT Prime
                      Obligation Portfolio, may lend its securities to qualified investors for the purpose of realizing additional income.

U.S. Dollar Denominated
Securities of Foreign
Issuers Each Underlying Portfolio, except the SLAT Prime Obligation and SIMT Core Fixed Income Portfolios, may invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts that are traded on registered exchanges or listed on NASDAQ.

Warrants Each Underlying Portfolio, except the SLAT Prime Obligation Portfolio, may purchase warrants in order to increase total return.

When-Issued and Delayed
Delivery Securities   The Underlying Portfolios may purchase securities on a
                      when-issued or delayed-delivery basis.

                             For additional information regarding the permitted
                      investments of the Underlying Portfolios see the "Description of Permitted Investments and Risk Factors of the Underlying Portfolios" in this Prospectus, the Trust's Statement of Additional Information, the "Description of Permitted Investments and Risk Factors" in the Underlying Portfolios' Prospectuses and the "Description of Permitted Investments" in the Underlying Portfolios' Statements of Additional Information.

RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
                      From time to time, the Underlying Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for its clients, including the Trust. These transactions may have a material effect on the Underlying Portfolios, since Underlying Portfolios that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying Portfolios that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Underlying Portfolios may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Adviser is committed to minimizing the impact of these transactions on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of its asset allocation clients. The Adviser will monitor the impact of asset allocation decisions on the Underlying Portfolios and, where practicable, a Fund will, at any one time, only redeem shares of an Underlying Portfolio to reduce its allocation to that particular Portfolio in increments of up to 5% (e.g., from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Funds) and the interests of the Underlying Portfolios.

FUNDAMENTAL
LIMITATIONS OF
THE UNDERLYING
PORTFOLIOS
                      Each Underlying Portfolio, except the SIT International Fixed Income Fund, may not invest more than 5% of its assets in the securities of a single issuer. (This limitation applies to 75% of the assets of the SIMT and the other SIT Portfolios, and does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.)
                             Each Underlying Portfolio may not purchase
                      securities which would cause more than 25% of such Portfolio's assets to be invested in the securities of issuers conducting business in the same industry. (This limitation does not apply to investments in securities issued by the U.S. Government, its agencies or instrumentalities and, with respect to the SLAT Prime Obligation Portfolio, obligations of domestic banks.)

                             The foregoing percentage limitations will apply at
                      the time of the purchase of the security by an Underlying Portfolio. Additional fundamental and non-fundamental investment limitations are set forth in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

THE ADVISER AND
MANAGER OF
THE FUNDS
                      Under an Investment Advisory Agreement with the Trust, SEI Financial Management Corporation ("SFM" or the "Adviser") acts as the investment adviser to each Fund. Under the Agreement, the Adviser provides its proprietary asset allocation services to the Funds, and exercises investment discretion over the assets of the Funds. The Adviser monitors the allocation of each Fund's assets, and is responsible for supervising compliance with each Fund's fundamental investment objective and policies. Although it is expected that each Fund will typically be fully invested in the Underlying Portfolios, the Adviser may, from time to time, direct the investment of each Fund's cash balances in money market securities or in other instruments, including stock or bond index futures and options thereon.
                             For its investment advisory services to the Trust,
                      the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets. The Adviser has voluntarily agreed to waive this fee for the foreseeable future. This waiver may be terminated by the Adviser at any time in its sole discretion.
                             The Adviser is a wholly-owned subsidiary of SEI
                      Corporation ("SEI"), a financial services company located in Wayne, Pennsylvania. The principal business address of the Adviser is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of the Adviser have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers and advice regarding asset allocation strategies. The Adviser currently serves as manager or administrator to more than 39 investment companies including more than 290 portfolios, which investment companies had more than $66 billion in assets as of August 31, 1996.
                             Investment and asset allocation decisions for the
                      Funds are made by a committee within SFM.
                             SEI Fund Management ("SEI Management") provides the
                      Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as dividend disbursing agent and shareholder servicing agent.

                              For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. SEI Management has agreed to waive its administration fee for the foreseeable future. This waiver is voluntary and may be discontinued at any time in SEI Management's sole discretion.

THE ADVISERS
AND SUB-ADVISERS
TO THE UNDERLYING
PORTFOLIOS

                      The following table sets forth information about the advisers and sub-advisers to the Underlying Portfolios approved by the Boards of Trustees of the Underlying Trusts as of November 30, 1996:

                                UNDERLYING PORTFOLIO        INVESTMENT ADVISOR             SUB-ADVISER(S)
                           ---------------------------------------------------------------------------------------
                           SIMT Large Cap Growth             SFM                 Alliance Capital Management, L.P.
                                                                                 IDS Advisory Group Inc.
                                                                                 Provident Investment Counsel, Inc.
                           ---------------------------------------------------------------------------------------
                           SIMT Large Cap Value              SFM                 LSV Asset Management
                                                                                 Mellon Equity Associates
                                                                                 Pacific Alliance Capital
                                                                                   Management
                           ---------------------------------------------------------------------------------------
                           SIMT Small Cap Growth             SFM                 First of America Investment
                                                                                   Corporation
                                                                                 Furman Selz Capital Management LLC
                                                                                 Nicholas-Applegate Capital
                                                                                   Management
                                                                                 Wall Street Associates
                           ---------------------------------------------------------------------------------------
                           SIMT Small Cap Value              SFM                 Boston Partners Asset Management,
                                                                                   L.P.
                                                                                 1838 Investment Advisors, L.P.
                           ---------------------------------------------------------------------------------------
                           SIT International Equity          SFM                 Acadian Asset Management, Inc.
                                                                                 Farrell Wako Global Investment
                                                                                   Management, Inc.
                                                                                 Morgan Grenfell Investment
                                                                                   Services, Ltd.
                                                                                 Seligman Henderson, Co.
                                                                                 Yamaichi Capital Management, Inc.
                                                                                   and Yamaichi Capital Management
                                                                                   (Singapore) Limited
                           ---------------------------------------------------------------------------------------

                                UNDERLYING PORTFOLIO        INVESTMENT ADVISOR             SUB-ADVISER(S)
                           ---------------------------------------------------------------------------------------
                           SIT Emerging Markets Equity       SFM                 Coronation Asset Management
                                                                                   (Proprietary) Limited
                                                                                 Montgomery Asset Management, L.P.
                                                                                 Parametric Portfolio Associates
                                                                                 Yamaichi Capital Management, Inc.
                                                                                   and Yamaichi Capital Management
                                                                                   (Singapore) Limited
                           ---------------------------------------------------------------------------------------
                           SIMT Core Fixed Income            SFM                 BlackRock Financial Management,
                                                                                   Inc.
                                                                                 Firstar Investment Research &
                                                                                   Management Company
                                                                                 Western Asset Management Company
                           ---------------------------------------------------------------------------------------
                           SIMT High Yield Bond              SFM                 BEA Associates
                           ---------------------------------------------------------------------------------------
                           SIT International Fixed Income    Strategic Fixed     None
                                                             Income, L.P.
                           ---------------------------------------------------------------------------------------
                           SLAT Prime Obligation             Wellington          None
                                                             Management
                                                             Company, LLP
                           ---------------------------------------------------------------------------------------

SEI FINANCIAL
MANAGEMENT
CORPORATION           In addition to serving as the Trust's Adviser, SFM serves
                      as investment adviser to each Underlying Portfolio except the SIT International Fixed Income and SLAT Prime
                      Obligation Portfolios.
                             Under the advisory agreement with each Underlying
                      Portfolio for which it serves as investment adviser (an
                      "Underlying SEI Portfolio"), SFM is authorized to make investment decisions for the assets of the Underlying SEI
                      Portfolio, and to continuously review, supervise and administer the Underlying SEI Portfolio's investment program.
                             SFM acts as a "manager of managers" for the
                      Underlying SEI Portfolios. As Adviser, SFM oversees the investment advisory services provided to the Underlying
                      SEI Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of both the Adviser and the Boards of Trustees of the Underlying SEI
                      Portfolios, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Underlying SEI Portfolios.
                      The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each such sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.
                      Subject to Board review, SFM allocates and, when appropriate, reallocates the Underlying SEI Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SFM HAS THE
                      ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF
                      THE UNDERLYING SEI PORTFOLIOS DUE TO ITS RESPONSIBILITY TO
                      OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING,
                      TERMINATION AND REPLACEMENT.

                             SFM has obtained an exemptive order from the
                      Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Underlying SEI Portfolios' Boards for Trustees, to retain sub-advisers unaffiliated with SFM for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SFM under all such sub-advisory agreements. The Underlying SEI Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.
                             For its advisory services to the Underlying
                      Portfolios, SFM is entitled to a fee, which is calculated
                      daily and paid monthly, at an annual rate of .40% of the average daily net assets of the SIMT Large Cap Growth Portfolio, .35% of the average daily net assets of the SIMT Large Cap Value Portfolio, .65% of the average daily net assets of the SIMT Small Cap Growth and Small Cap Value Portfolios, .505% of the average daily net assets of the SIT International Equity Portfolio, 1.05% of the average daily net assets of the SIT Emerging Markets Equity Portfolio, .275% of the average daily net assets of the SIMT Core Fixed Income Portfolio, and .4875% of the average daily net assets of the SIMT High Yield Bond Portfolio. SFM pays the sub-advisers out of these fees.

STRATEGIC FIXED
INCOME L.P.           Strategic Fixed Income L.P. ("SFI") acts as the investment adviser to the SIT International Fixed Income Portfolio.
                      SFI is a limited partnership formed in 1991 under the laws of the State of Delaware to manage multi-currency fixed income portfolios. The general partner of the firm is Kenneth Windheim and the limited partner is Strategic
                      Investment Partners ("SIP"). As of March 1, 1996, SFI managed $5.4 billion of client assets. Together, SFI and SIP managed over $10.2 billion in client assets as of that date. The principal address of SFI is 1001 Nineteenth
                      Street North, 16th Floor, Arlington, Virginia 22209.
                             SFI is entitled to a fee, which is calculated and
                      paid monthly, at an annual rate of .30% of the average daily net assets of the SIT International Fixed Income
                      Portfolio. SFI has voluntarily agreed to waive all or a portion of its fee in order to limit the total operating expenses of the Portfolio. SFI reserves the right to terminate its voluntary waiver at any time in its sole discretion.

WELLINGTON
MANAGEMENT
COMPANY Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the SLAT Prime Obligation Portfolio.

                             As of March 1, 1996, WMC had investment management
                      authority with respect to approximately $109 billion of assets. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.
                             WMC is entitled to a fee, which is calculated daily
                      and paid monthly, at an annual rate of .075% of the combined average daily net assets of the various portfolios of SLAT up to $500 million, and .02% of such average daily net assets in excess of $500 million. Such fees are allocated daily among the various portfolios of SLAT on the basis of their relative net assets.

ACADIAN ASSET
MANAGEMENT, INC.      Acadian Asset Management, Inc. ("Acadian") acts as an
                      investment sub-adviser to the SIT International Equity
                      Portfolio pursuant to a sub-advisory agreement with the Adviser. In accordance with the Portfolio's investment objectives and policies and under the supervision of the Adviser and the Underlying Trust's Board of Trustees,
                      Acadian is responsible for the day-to-day investment management of the portion of the Portfolio assigned to it by the Board of Trustees and, with respect thereto, places orders on behalf of the Portfolio to effect the investment decisions made.
                             Acadian, a wholly-owned subsidiary of United Asset
                      Management Corporation, was founded in 1977, and manages approximately $3 billion in assets invested globally.
                      Acadian's business address is Two International Place,
                      Boston, Massachusetts 02110.
                             The Adviser pays Acadian a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Acadian.

ALLIANCE CAPITAL
MANAGEMENT L.P.       Alliance Capital Management L.P. ("Alliance Capital")
                      serves as investment sub-adviser to a portion of the assets of the SIMT Large Cap Growth Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership which originated as Alliance Capital
                      Management Corporation in 1971. Alliance Capital
                      Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the
                      United States, is the general partner of Alliance . As of March 1, 1996, Alliance managed over $149 billion in assets. The principal business address of Alliance is 1345
                      Avenue of the Americas, New York, New York 10105.
                             The Adviser pays Alliance a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by Alliance.

BEA ASSOCIATES        BEA Associates ("BEA") serves as investment sub-adviser to the SIMT High Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New
                      York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp
                      Center, 153 East 53rd Street, New York, New York 10022.
                      Credit Suisse Capital Corporation ("CS Capital") is an 80% partner in BEA and CS Advisers Corp., a New York corporation which is a wholly-owned subsidiary of CS
                      Capital, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment
                      Corporation, which is a wholly-owned subsidiary of Credit
                      Suisse, the second largest Swiss bank, which, in turn, is a subsidiary of CS Holding, a Swiss corporation. BEA is registered as an investment adviser under the Investment
                      Advisers Act of 1940.
                             BEA is a diversified asset manager, handling global
                      equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.
                      As of March 1, 1996, BEA managed approximately $28 billion in assets.
                             The Adviser pays BEA a fee based on a percentage of
                      the average monthly market value of the assets of the SIMT
                      High Yield Bond Portfolio managed by BEA.

BLACKROCK FINANCIAL
MANAGEMENT, INC.      BlackRock Financial Management, Inc. ("BlackRock") serves
                      as an investment sub-adviser to a portion of the assets of the SIMT Core Fixed Income Portfolio. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of March 1, 1996, BlackRock had $36.5 billion in assets under management.
                      BlackRock is wholly-owned by PNC Asset Management Group,
                      Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC
                      Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC
                      Plaza, Pittsburgh, Pennsylvania 15265, a bank holding company. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.
                             The Adviser pays BlackRock a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by BlackRock.

BOSTON PARTNERS
ASSET MANAGEMENT,
L.P. Boston Partners Asset Management, L.P. ("BPAM") serves as investment sub-adviser to a portion of the assets of the SIMT Small Cap Value Portfolio. BPAM, a Delaware limited partnership, is a registered investment adviser with its principal business address at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM's general partner, Boston Partners, Inc., One Financial Center, 43rd Floor, Boston, Massachusetts 02111, whose sole shareholder is Desmond J. Heathwood, Chief Investment Officer of BPAM, owns approximately 20% of BPAM's partnership interests. BPAM was founded in April, 1995, and as of December 31, 1995, it had approximately $5.5 billion in assets under management. BPAM's clients include corporations, endowments, foundations, pension and profit sharing plans and two other investment companies.

                             The Adviser pays BPAM a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by BPAM.

CORONATION ASSET      Coronation Asset Management (Proprietary) Limited
MANAGEMENT            ("Coronation") acts as a sub-adviser to a portion of the
(PROPRIETARY) LIMITED assets of the SIT Emerging Markets Equity Portfolio.
                      Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa,
                      8001.
                             The Adviser pays Coronation a fee based on a
                      percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Coronation.

1838 INVESTMENT       1838 Investment Advisors, L.P. ("1838") serves as
ADVISORS, L.P.        investment sub-adviser to a portion of the assets of the
                      SIMT Small Cap Value Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor,
                      Pennsylvania. As of March 1, 1996, 1838 managed $4.7 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios.
                      Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals.
                             The Adviser pays 1838 a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Small Cap Value Portfolio managed by 1838.

FARRELL-WAKO          Farrell-Wako Global Investment Management, Inc.
GLOBAL INVESTMENT     ("Farrell-Wako") acts as sub-adviser to a portion of the
MANAGEMENT, INC.      SIT International Equity Portfolio. Farrell-Wako, a
                      Delaware corporation and a wholly-owned subsidiary of Wako
                      Securities, was founded in 1991 and is a registered investment advisor in the U.S. and Japan. Farrell-Wako currently manages over $200 million. The principal address of Farrell-Wako is 780 Third Avenue, New York, New York
                      10017.
                             The Advisor pays Farrell-Wako a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Farrell-Wako.

FIRST OF AMERICA      First of America Investment Corporation ("First America")
INVESTMENT            acts as sub-adviser to a portion of the SIMT Small Cap
CORPORATION           Growth Portfolio. First America is a Michigan Corporation
                      that is a wholly-owned subsidiary of First of America
                      Bank -- Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of First of America Bank Corporation, a registered bank holding company. First

                      America is registered as an investment adviser under the Investment Advisers Act of 1940. First America, together with its predecessor, has been engaged in the investment advisory business since 1932. First America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007.

                             As of March 31, 1996, First America had
                      approximately $13.7 billion in assets under management. First of America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.
                             The Adviser pays First America a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by First America.

FIRSTAR INVESTMENT    Firstar Investment Research & Management Company
RESEARCH &            ("FIRMCO") serves as an investment sub-adviser to a
MANAGEMENT            portion of the assets of the SIMT Core Fixed Income
COMPANY               Portfolio. FIRMCO is a registered investment adviser with
                      its principal business address at 777 East Wisconsin
                      Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of December 31, 1995, it had approximately $15.6 billion in assets under management.
                      FIRMCO is a wholly-owned subsidiary of Firstar
                      Corporation, a bank holding company located at 777 East
                      Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.
                             The Adviser pays FIRMCO a fee based on a percentage
                      of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by FIRMCO.

FURMAN SELZ CAPITAL   Furman Selz Capital Management LLC ("Furman Selz") acts as
MANAGEMENT LLC        a sub-adviser to a portion of the assets of the SIMT Small
                      Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately
                      $7 billion in assets as of August 31, 1996. Furman Selz's principal business address is 230 Park Avenue, New York,
                      NY 10169.
                             The Adviser pays Furman Selz a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by Furman Selz.

IDS ADVISORY          IDS Advisory Group Inc. ("IDS") serves as investment
GROUP INC.            sub-adviser to a portion of the assets of the SIMT Large
                      Cap Growth Portfolio. IDS is a registered investment adviser and wholly-owned subsidiary of American Express
                      Financial Corporation. As of March 1, 1996, IDS managed over $24 billion in assets, with $5 billion of this total in large capitalization growth domestic equities. IDS was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of IDS is IDS Tower 10, Minneapolis, Minnesota 55440.

                             The Adviser pays IDS a fee based on a annual
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by IDS.

LSV ASSET             LSV Asset Management ("LSV") serves as investment
MANAGEMENT            sub-adviser to a portion of the assets of the SIMT Large
                      Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership. An affiliate of the Adviser owns a majority interest of LSV.
                      The principal business address of LSV is 181 W. Madison
                      Avenue, Chicago, Illinois 60602.
                             LSV makes investment decisions based on a
                      quantitative computer model and, based on its ongoing research and statistical analysis, make adjustments to the model. Securities are identified for purchase or sale by the Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.
                             The Adviser pays LSV a fee based on a percentage of
                      the average monthly market value of the assets of the SIMT
                      Large Cap Value Portfolio managed by LSV. That fee, which is calculated daily and paid monthly, is at an annual rate of .20% of the average monthly market value of such assets.

MELLON EQUITY         Mellon Equity Associates ("Mellon Equity") serves as
ASSOCIATES            investment sub-adviser to a portion of the assets of the
                      SIMT Large Cap Value Portfolio. Mellon Equity is a
                      Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc.
                      Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is a registered investment adviser under the Investment Advisers Act of 1940. Mellon Equity had discretionary management authority with respect to approximately $8.8 billion of assets as of December 31, 1995. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon Equity is 500 Grant Street, Suite 3700,
                      Pittsburgh, Pennsylvania 15258.
                             The Adviser pays Mellon Equity a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by Mellon Equity.

MONTGOMERY ASSET      Montgomery Asset Management, L.P. ("MAM") acts as the
MANAGEMENT L.P.       investment sub-adviser to the SIT Emerging Markets Equity
                      Portfolio. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Underlying Trust's Board of Trustees, MAM is responsible for the day-to-day investment management of the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made.
                             MAM is an affiliate of Montgomery Securities, a San
                      Francisco-based investment banking firm. As of February
                      29, 1996, MAM had approximately

                      $7.1 billion in assets under management. MAM has over four years experience providing investment management services. The principal address of MAM is 600 Montgomery Street, San Francisco, California 94111.

                             The Adviser pays MAM a fee based on a percentage of
                      the average monthly market value of the assets of the SIT International Equity Portfolio managed by MAM.

MORGAN GRENFELL       Morgan Grenfell Investment Services Limited ("MG") acts as
INVESTMENT SERVICES   the investment sub-adviser to the SIT International Equity
LIMITED               Portfolio. MG, a subsidiary of Morgan Grenfell Asset
                      Management Limited, managed over $12 billion in assets as of December 31, 1995. Morgan Grenfell Asset Management
                      Limited, a wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate, managed over $94 billion in assets as of December 31, 1995. MG has over 11 years experience in managing international portfolios for North American clients. MG attempts to exploit perceived inefficiencies present in the European markets with original research and an emphasis on stock selection. The principal address of MG is 20 Finsbury Circus, London,
                      England, EC2M 1NB.
                             The Adviser pays MG a fee based on a percentage of
                      the average monthly market value of the assets of the SIT
                      International Equity Portfolio managed by MG.

NICHOLAS-APPLEGATE    Nicholas-Applegate Capital Management
CAPITAL               ("Nicholas-Applegate") serves as investment sub-adviser to
MANAGEMENT            a portion of the assets of the SIMT Small Cap Growth
                      Portfolio. Nicholas-Applegate has operated as an investment adviser which provides investment services to employee benefit plans, endowments, foundations, other institutions and investment companies since 1984. As of December 31, 1995, Nicholas-Applegate had discretionary management authority with respect to approximately $29 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San
                      Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management Holdings,
                      L.P., a limited partnership controlled by Arthur E.
                      Nicholas.
                             The Adviser pays Nicholas-Applegate a fee based on
                      a percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by Nicholas-Applegate.

PACIFIC ALLIANCE      Pacific Alliance Capital Management ("Pacific") serves as
CAPITAL               investment sub-adviser to a portion of the assets of the
MANAGEMENT            SIMT Large Cap Value Portfolio. Pacific is a division of
                      Union Bank of California, N.A., and provides equity and fixed-income management services to a broad array of corporate and municipal clients. Union Bank of California, N.A. is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi Limited. As of December 31, 1995, Pacific had discretionary management authority with respect to approximately $11.9 billion of assets. The principal business address of Pacific is 475 Sansome
                      Street, San Francisco, California 94111.

                             The Adviser pays Pacific a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Value Portfolio managed by Pacific.

PARAMETRIC            Parametric Portfolio Associates ("Parametric") acts as a
PORTFOLIO             sub-adviser to a portion of the assets of the SIT Emerging
ASSOCIATES            Markets Equity Portfolio. Parametric is a general
                      partnership whose general partners are PIMCO Advisors L.P.
                      ("PIMCO"), the supervisory general partner, and Parametric
                      Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1996, Parametric managed approximately $1.5 billion in client assets. Parametric's business address is 700 Newport
                      Center Drive, Newport Beach, California 92660. PIMCO's address is 800 Newport Center Drive, Newport Beach,
                      California 92660.
                             The Adviser pays Parametric a fee based on a
                      percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Parametric.

PROVIDENT             Provident Investment Counsel, Inc. ("Provident"), is a
INVESTMENT            registered investment adviser with its principal business
COUNSEL, INC.         address at 300 North Lake Avenue, Pasadena, California
                      91101. Provident, which, through its predecessors, has been in business since 1951, and is a wholly-owned subsidiary of UAM. Provident provides investment advice to corporations, public entities, foundations and labor unions, as well as to other investment companies. As of December 31, 1995, Provident had over $16 billion in client assets under management.
                             The Adviser pays Provident a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Large Cap Growth Portfolio managed by Provident.

SELIGMAN              Seligman Henderson Co. ("Seligman") acts as sub-adviser to
HENDERSON CO.         a portion of the assets of the SIT International Equity
                      Portfolio. Seligman Henderson Co. is a New York general partnership and is structured as an equal partnership between J&W Seligman & Co. and Henderson International
                      Inc., a controlled affiliate of Henderson Administration
                      Group plc. Seligman Henderson Co. was established in 1991 and manages over $3 billion in global and international equity portfolios for U.S. institutional and retail clients. The principal address of Seligman is 100 Park
                      Avenue, New York, New York 10017.
                             The Adviser pays Seligman a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio managed by Seligman.

WALL STREET           Wall Street Associates ("WSA") serves as investment
ASSOCIATES            sub-adviser to a portion of the assets of the SIMT Small
                      Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect
                      Street, Suite 100, La Jolla,

                      California 92037. WSA was founded in 1987, and as of December 31, 1995, had approximately $900 million in assets under management. WSA is owned equally by William Jeffery III, Kenneth F. McCain, and Richard S. Coons. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.

                             The Adviser pays WSA a fee based on a percentage of
                      the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by WSA.

WESTERN ASSET         Western Asset Management Company ("Western") serves as an
MANAGEMENT            investment sub-adviser to a portion of the assets of the
COMPANY               SIMT Core Fixed Income Portfolio. Western is located at
                      117 East Colorado Boulevard, Pasadena, California 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.
                      Western was founded in 1971, and specializes in the management of fixed income portfolios. As of March 1, 1996, Western managed approximately $19.7 billion in client assets, including $2 billion of investment company assets.
                             The Adviser pays Western a fee based on a
                      percentage of the average monthly market value of the assets of the SIMT Core Fixed Income Portfolio managed by Western.

YAMAICHI CAPITAL      Yamaichi Capital Management, Inc. ("Yamaichi") and
MANAGEMENT, INC.      Yamaichi Capital Management (Singapore) Limited ("YCMS")
AND YAMAICHI          jointly act as sub-adviser to a portion of the assets of
CAPITAL               the SIT International Equity Portfolio and the SIT
MANAGEMENT            Emerging Markets Equity Portfolio. Yamaichi is a New York
(SINGAPORE)           Corporation established in 1981 and YCMS is a Singapore
LIMITED               corporation established in 1979, and each is a
                      wholly-owned subsidiary of Yamaichi International Capital
                      Management Co., Ltd ("YICM"). Yamaichi, YCMS and YICM are controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. YCMS and its affiliates manage approximately $22 billion worldwide. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York,
                      New York 10048. The principal address of YCMS is 138
                      Robinson Road, #19-01, Hong Leong Centre, Singapore
                      068906.
                             The Adviser pays Yamaichi a fee based on a
                      percentage of the average monthly market value of the assets of the SIT International Equity Portfolio and the SIT Emerging Markets Equity Portfolio managed by Yamaichi.
                             Information regarding the portfolio managers
                      employed by the advisers and sub-advisers to the Underlying Portfolios is set forth in the Trust's
                      Statement of Additional Information.

TRANSFER AGENT

                      The Trust and DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore Street, 2nd Floor, Kansas City, Missouri 64105, have entered into a transfer agent agreement with respect to the Trust's Class D shares.

DISTRIBUTION
AND SHAREHOLDER
SERVICING
                      SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.
                             The Class D Plan provides for payments to the
                      Distributor for distribution-related services at an annual rate of .75% of each Fund's average daily net assets attributable to Class D Shares. In addition, pursuant to a Shareholder Service Plan and Agreement (the "Service Plan"), each Fund is authorized to pay the Distributor a fee in connection with the ongoing servicing of shareholder accounts owning such Class D Shares, which is calculated and payable monthly, at the annual rate of .25% of the value of the average daily net assets attributable to Class D Shares of the Fund.
                             The distribution-related payments under the Class D
                      Plan may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers and financial intermediaries in respect of sales of Class D Shares, to compensate third parties for the provision of distribution-related services relating to Class D Shares, and to pay for advertising and promotional expenses in connection with the distribution of Class D Shares. These advertising and promotional expenses may include: costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of other expenses of the Distributor related to the distribution of Class D Shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of Fund Shares.
                             The service fees payable to the Distributor under
                      the Service Plan are intended to compensate the Distributor for the provision of shareholder services, and may be used by the Distributor to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to Class D Shares of the applicable Funds. Such shareholder services may include: telephone service to shareholders; acceptance and processing of written correspondence, new account applications and subsequent purchases by check; mailing of confirmations, statements and tax forms directly to shareholders; maintenance of customer accounts, and acceptance of payment for trades by check, Federal Reserve wire or Automatic Clearing House payment. The Distributor shall perform or supervise the performance by others of other shareholder services in connection with the operation of the Funds, as agreed from time to time.

                             Payments under the Class D Plan are not tied
                      exclusively to the expenses for distribution activities actually incurred by the Distributor or third parties, so that such payments may exceed expenses actually incurred by the Distributor. Similarly, payments to the Distributor under the Service Plan are not directly tied to shareholder servicing expenses incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Class D Plan and the Service Plan and their payment terms on a continuing basis and, in doing so, will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Class D Plan and the Service Plan.
                             Periodically, the Distributor may waive a portion
                      of the fees payable to it under the Service Plan in order to keep within certain limits imposed by the Trust's SEC Order. Specifically, any Fund's shareholder servicing fees will be reduced in an amount equal to the Fund's pro rata portion of any shareholder servicing fees paid by any Underlying Portfolio in which the Fund invests, but only to the extent necessary to comply with the Trust's SEC Order.
                             It is possible that an institution may offer
                      different categories of shares to its customers and thus receive different compensation with respect to the different categories. These financial institutions may also charge separate fees to their customers.
                             The Distributor may, from time to time in its sole
                      discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all shares of the Funds and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Funds sold by such dealer.

PURCHASE AND
REDEMPTION OF
SHARES

                      Financial institutions may acquire Class D Shares of the Funds for their own account or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent. State securities laws may require financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. To allow for processing and transmittal of orders to the Transfer Agent on the same day, financial institutions may impose earlier cut-off times for receipt of purchase orders directed through them. Certain financial institutions may charge separate customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary.
                             Class D shares are offered to tax-advantaged and
                      other retirement accounts through banks, brokers-dealers and other financial institutions that have entered into arrangements with the Distributor to sell Class D Shares to their customers. If you are investing in a Fund through a 401(k) or other retirement plan, you should contact your plan sponsor for the services and procedures which pertain to your account.
                             Shares of each Fund may be purchased or redeemed on
                      days on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.
                             Shareholders who desire to purchase or redeem
                      shares for cash must place their orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, cash investments must be transmitted or delivered in federal funds to the wire agent by 12 noon on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In circumstances where a purchase order is received and payment is made, but no instructions are given as to which Fund should be purchased, the Distributor may invest such payment in an affiliated money market fund until the purchase instructions have been clarified. Until the Transfer Agent receives purchase instructions in good order, such purchase request will not be accepted by the Trust.
                             Purchases will be made in full and fractional
                      shares of the Funds calculated to three decimal places. The Trust will send shareholders of record a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after the receipt of the purchase order by the Transfer Agent.

                             The net asset value per share of each Fund is
                      determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. The assets of each Fund consist primarily of shares of the Underlying Portfolios, which are valued at their respective net asset values. The Underlying Portfolios value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. An Underlying Portfolio may also use a pricing service to obtain the last sale price of each equity or fixed income security held in its portfolio. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day.
                             The minimum initial investment in a Fund's Class D
                      shares is $25,000; however, the minimum investment may be waived at the Distributor's discretion.
                             Shareholders who desire to redeem shares of the
                      Funds must place their redemption orders with Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment or redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                             The Trust intends to generally make redemptions in
                      cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.
                             Purchase and redemption orders may be placed by
                      telephone by calling 1-800-342-5734. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.
                             You may redeem shares at any time. For an IRA or
                      other tax-deferred account, you must make your redemption request in writing. You should be aware that any distributions personally received by you from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another tax-deferred account or tax-qualified retirement plan (if permitted) within 60 days.

PERFORMANCE           From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.
                             The total return of a Fund refers to the average
                      compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis or an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.
                             A Fund may periodically compare its performance to
                      that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson
                      Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                             The Fund may quote various measures of volatility
                      and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
                             For each Fund, the performance of Class A Shares
                      will normally be higher than the performance of the Class
                      D shares of that Fund because of the additional distribution, shareholder servicing and transfer agent expenses charged to Class D Shares.

TAXES The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders. In addition, state and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
                             IRAs and participants in other tax-qualified
                      retirement plans generally will not be subject to federal tax liability on either dividend and capital gain distributions from the Funds or redemption of shares of the Funds. Rather, participants in such plans will be taxed when they begin taking distributions from their IRAs and/or the plans. There are various restrictions under the Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. You should consult with a tax professional on the specific rules governing your own plan.

TAX STATUS OF THE     Each Fund is treated as a separate entity for federal
FUNDS                 income tax purposes and is not combined with the Trust's
                      other Funds. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

TAX STATUS OF         Each Fund will distribute substantially all of its net
DISTRIBUTIONS         investment income (including net short-term capital gain)
                      and net capital gain to shareholders. Dividends from a Fund's net investment income will be taxable to its shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Dividends from a Fund's net investment income will qualify for the dividends received deduction for corporate shareholders to the extent such dividends are derived from dividends paid by Underlying
                      Portfolios that qualify for such deduction. Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of how long the shareholders have held shares or whether the distributions are received in cash or in additional shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following
                      January.
                             Investment income received by the Funds from
                      sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.
                             Each sale or redemption of a Fund's shares is a
                      taxable transaction to the shareholder.

GENERAL
INFORMATION

The Trust             The Trust was organized as a Massachusetts business trust
                      under a Declaration of Trust dated November 20, 1995. The
                      Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in each Fund through two separate classes of shares: Class A Shares and Class D Shares, which provide for variations in distribution, shareholder servicing and transfer agent costs, voting rights and dividends. Additional information pertaining to the Trust may be obtained by writing to SEI
                      Financial Management Corporation, 680 East Swedesford
                      Road, Wayne, Pennsylvania 19087-1658, or by calling
                      1-800-342-5734. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.
                             The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the       The management and affairs of the Trust are supervised by
Trust                 the Trustees under the laws of the Commonwealth of
                      Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights         Each share held entitles the shareholder of record to one
                      vote. Each portfolio of the Trust will vote separately on matters relating solely to that portfolio. Each class will vote separately on matters pertaining to its distribution plan. Each Fund will vote its

                      Underlying Portfolio shares in proportion to the votes of all other shareholders of each respective Underlying Portfolio.

                             As a Massachusetts business trust, the Trust is not
                      required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting             The Trust issues unaudited financial information
                      semi-annually and audited financial statements annually.
                      The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder           Shareholder inquiries should be directed to DST Systems,
Inquiries             Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.

Dividends             Substantially all of the net investment income (exclusive
                      of capital gain) of each Fund is periodically declared and paid as a dividend. Capital gains, if any, are distributed at least annually.
                             Shareholders automatically receive all income
                      dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Adviser at least 15 days prior to the distribution.
                             Dividends and capital gains of each Fund are paid
                      on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend or capital gain distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and           Morgan, Lewis & Bockius LLP serves as counsel to the
Independent           Trust. Price Waterhouse LLP serves as the independent
Accountants           accountants of the Trust.

Custodian and Wire    SFM, which serves as transfer agent for the Underlying
Agent                 Portfolios, also maintains custody of assets of each Fund
                      that consist of uncertificated shares of the Underlying
                      Portfolios. CoreStates Bank, N.A., Broad and Chestnut
                      Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as Custodian for the non-mutual fund assets of each Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act, and acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS OF
THE UNDERLYING
PORTFOLIOS
                      The following is a brief description of the permitted investment practices for the Underlying Portfolios, and the associated risk factors:


American Depositary   ADRs are securities, typically issued by a U.S. financial
Receipts ("ADRs")     institution (a "depositary"), that evidence ownership
Continental           interests in a security or a pool of securities issued by
Depositary Receipts   a foreign issuer and deposited with the depositary. ADRs
("CDRs"), European    include American Depositary Shares and New York Shares.
Depositary Receipts   EDRs, which are sometimes referred to as Continental
("EDRs") and Global   Depositary Receipts ("CDRs"), are securities, typically
Depositary Receipts   issued by a non-U.S. financial institution, that evidence
("GDRs")              ownership interests in a security or a pool of securities
                      issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence similar ownership.


Asset-Backed          Asset-backed securities are securities secured by
Securities            non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
                      Such securities also may be debt obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Convertible           Convertible securities are corporate securities that are
Securities            exchangeable for a set number of another security at a
                      prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments    Demand instruments are instruments which may involve a
                      conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. They may include variable amount master demand notes.

Derivatives           Derivatives are securities that derive their value from
                      other securities, assets or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g.,
                      Receipts and STRIPs) and privately issued stripped securities (e.g., TGRs, TRs and CATS).

Equity Securities     Equity securities represent ownership interests in a
                      company or corporation and consist of common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.
                      Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.

Fixed Income          Fixed income securities are debt obligations issued by
Securities            corporations, municipalities and other borrowers. The
                      market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.
                             The Portfolios may invest in securities rated in
                      the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. The SIMT High Yield Bond Fund must invest at least 65%, and the SIT Emerging Markets
                      Equity Portfolio may invest, up to 5% of its net assets in securities rated lower than investment grade. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth.

Forward Foreign       A forward contract involves an obligation to purchase or
Currency Contracts    sell a specific currency amount at a future date, agreed
                      upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

Futures Contracts     Futures contracts provide for the future sale by one party
and Options on        and purchase by another party of a specified amount of a
Futures Contracts     specific security at a specified future time and at a
                      specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A
                      Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Portfolio will only sell covered futures contracts and options on futures contracts.

                             Stock and bond index futures are futures contracts
                      for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                             Stock and bond index futures contracts are
                      bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.
                             No price is paid upon entering into futures
                      contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                             Eurodollar instruments are U.S. dollar-denominated
                      futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                             There are risks associated with these activities,
                      including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
                             A Portfolio may enter into futures contracts and
                      options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

                             In order to avoid leveraging and related risks,
                      when a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities   Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books.
                      Illiquid securities include demand instruments with a demand notice period exceeding seven days, when there is no secondary market for such security and repurchase agreements with durations over seven days in length.

Money Market
Instruments           Money market securities are high-quality,
                      dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S.
                      banks and U.S. branches of foreign banks; (ii) U.S.
                      Treasury Obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed
Securities            Mortgage-backed securities are instruments that entitle
                      the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                             Government Pass-Through Securities.  These are
                      securities that are issued or guaranteed by a U.S.
                      Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA also guarantee timely distributions of scheduled principal. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.
                             Private Pass-Through Securities.  These are
                      mortgage-backed securities issued by a non-governmental
                      entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations
                      ("CMOs") and real estate mortgage investment conduits
                      ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                             Collateralized Mortgage Obligations ("CMOs").  CMOs
                      are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                             Parallel Pay Securities; PAC Bonds.  Parallel pay
                      CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class.
                      These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC
                      Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
                             REMICs.  A REMIC is a CMO that qualifies for
                      special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed
                      REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.
                             Stripped Mortgage-Backed Securities ("SMBs").  SMBs
                      are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMB's are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Mortgage Dollar Rolls Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase.

Municipal Securities  Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Obligations of        Obligations of supranational entities are obligations of
Supranational         entities established through the joint participation of
Entities              several governments, such as the Asian Development Bank,
                      the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African
                      Development Bank, European Economic Community, European
                      Investment Bank and the Nordic Investment Bank.

Options A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

                             A Portfolio may purchase put and call options to
                      protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.
                             A Portfolio may write covered call options as a
                      means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realized as profit the premium received for such option. When a call option written by a Portfolio is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Portfolio is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                             A Portfolio may purchase and write options on an
                      exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.
                             A Portfolio may purchase and write put and call
                      options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.
                             A Portfolio may purchase and write put and call
                      options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
                               All options written on indices must be covered.
                      When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                               Risk Factors:  Risks associated with options
                      transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Receipts Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See also "Taxes."

REITs REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Repurchase Agreements Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

Securities Lending    In order to generate additional income, a Portfolio may
                      lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S.
                      Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.
                      There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of
Foreign Issuers       There are certain risks connected with investing in
                      foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity.
                      Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.
                      The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

Short Sales           A Portfolio may sell securities short against the box. A
                      short sale is "against the box" if at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Swaps, Caps, Floors
and Collars           Interest rate swaps, mortgage swaps, currency swaps and
                      other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                             In a typical cap or floor agreement, one party
                      agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                             Swap agreements will tend to shift the Portfolio's
                      investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investment and their share price and yield.

U.S. Government Agency
Obligations           Obligations issued or guaranteed by agencies of the U.S.
                      Government, including, among others, the Federal Farm
                      Credit Bank, the Federal Housing Administration and the
                      Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                      Corporation, the Federal Land Banks and the U.S. Postal
                      Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm
                      Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities).

U.S. Treasury
Obligations           U.S. Treasury obligations consist of bills, notes and
                      bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities.

U.S. Treasury
Receipts U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

Variable and Floating
Rate Instruments      Certain obligations may carry variable or floating rates
                      of interest and may involve conditional or unconditional demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and
Delayed Delivery
Securities            When-issued or delayed delivery transactions involve the
                      purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment.

Yankee Obligations    Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission or issue securities under Rule 144A of the Securities Exchange Act of 1933.
                      These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Zero Coupon, Pay
In-Kind and Deferred
Payment Securities    Zero coupon securities are securities that are sold at a
                      discount to par value and securities on which interest payments are not made during the life of the security.
                      Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                             Additional information on other permitted
                      investments can be found in the Trust's Statement of Additional Information and in the Underlying Portfolios' Prospectuses and Statements of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Expenses (Class D Shares)....................     2
Indirect Expenses.................................     3
Financial Highlights..............................     4
Investment Objectives and Policies of the Funds...     5
General Investment Policies of the Funds..........     9
Risk Factors of the Funds.........................    10
Investment Limitations of the Funds...............    11
Portfolio Turnover of the Funds...................    11
Investment Goals of the Underlying Portfolios.....    12
Investment Objectives and Policies of the
  Underlying Portfolios...........................    12
General Investment Policies of the Underlying
  Portfolios......................................    22
Risk Factors of the Underlying Portfolios.........    24
Fundamental Limitations of the Underlying
  Portfolios......................................    24
The Adviser and Manager of the Funds..............    25
The Advisers and Sub-Advisers to the Underlying
  Portfolios......................................    26
Transfer Agent....................................    37
Distribution and Shareholder Servicing............    37
Purchase and Redemption of Shares.................    39
Performance.......................................    41
Taxes.............................................    42
General Information...............................    43
Description of Permitted Investments and Risk
  Factors of the Underlying Portfolios............    45

SEI ASSET ALLOCATION TRUST

                  INVESTMENT ADVISER:
                           SEI FINANCIAL MANAGEMENT CORPORATION

                  MANAGER:
                           SEI FUND MANAGEMENT

                  DISTRIBUTOR:
                           SEI FINANCIAL SERVICES COMPANY

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust, and should be read in conjunction with the Trust's Prospectus dated December 1, 1996. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Financial Services Company, at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.


                                    TABLE OF CONTENTS

The Trust.................................................................   S-2
Description of Permitted Investments of the Underlying Portfolios.........   S-2
Investment Limitations of the Funds.......................................  S-11
Investment Limitations of the Underlying Portfolios.......................  S-13
The Manager to the Funds..................................................  S-18
The Investment Adviser to the Funds.......................................  S-18
The Advisers and Sub-Advisers To the Underlying Portfolios................  S-19
Portfolio Managers of the Underlying Portfolios...........................  S-19
Distribution..............................................................  S-23
Trustees and Officers of the Trust........................................  S-23
Performance...............................................................  S-25
Purchase and Redemption of Shares.........................................  S-25
Shareholder Services......................................................  S-26
Taxes.....................................................................  S-27
Portfolio Transactions....................................................  S-28
Description of Shares.....................................................  S-29
Limitation of Trustees' Liability.........................................  S-29
Voting....................................................................  S-29
Shareholder Liability.....................................................  S-30
Experts...................................................................  S-30
Financial Statements......................................................  S-30
Appendix..................................................................  S-38

December 1, 1996

THE TRUST

SEI Asset Allocation (the "Trust") is an open-end management investment company that currently consists of the following seven separate investment portfolios (each a "Fund" and, together, the "Funds"): Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund (formerly the Diversified Growth Fund), Diversified Global Stock Fund, and Diversified U.S. Stock Fund. The Funds invest in shares of certain portfolios (the "Underlying Portfolios") of SEI Liquid Asset Trust ("SLAT"), SEI Institutional Managed Trust ("SIMT") and SEI International Trust ("SIT"), each of which is managed by SEI Financial Management Corporation ("SFM"), the Trust's investment adviser. (Together, SLAT, SIMT and SIT are the "Underlying Trusts.") The Funds may invest in the following Underlying Portfolios: SIMT Large Cap Growth Portfolio, SIMT Large Cap Value Portfolio, SIMT Small Cap Growth Portfolio, SIMT Small Cap Value Portfolio, SIT International Equity Portfolio, SIT Emerging Markets Equity Portfolio, SIMT Core Fixed Income Portfolio, SIMT High Yield Bond Portfolio, SIT International Fixed Income Portfolio and SLAT Prime Obligation Portfolio.

The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated November 20, 1995. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between the Class A shares and Class D shares pertaining to distribution and shareholder servicing fees, voting rights, dividends and transfer agent expenses, each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund.

This Statement of Additional Information relates to the following Funds:
Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Global Moderate Growth Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund, Diversified Global Stock Fund, and Diversified U.S. Stock Fund. Shareholders may purchase shares in the Funds through two separate classes, Class A and Class D, which provide for variations in distribution and shareholder servicing costs, transfer agent fees, voting rights and dividends.

DESCRIPTION OF PERMITTED INVESTMENTS OF THE UNDERLYING PORTFOLIOS

AMERICAN DEPOSITORY RECEIPTS ("ADRS") Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES Asset-backed securities are securities backed by automobile, credit-card or other types of receivables and in securities backed by other types of assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

BANK NOTES Bank notes are notes used to represent debt obligations issued by banks in large denominations.

BANKERS' ACCEPTANCES Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary, generally from a few to 270 days.

CONVERTIBLE SECURITIES Convertible securities, such as rights, bonds, notes and preferred stocks, which are convertible into or exchange for common stocks, have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, an Underlying Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.

CORPORATE ZERO COUPON SECURITIES Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

FIXED INCOME SECURITIES Fixed income securities with longer maturities tend to produce higher yields, the prices of longer maturity securities and are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect an Underlying Portfolio's net asset value.

FOREIGN SECURITIES Foreign securities are securities issued by non-U.S. issuers. Certain of the Underlying Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper and Europaper. These instruments may subject the Underlying Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to different accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The yankee obligations selected for the Portfolios will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Some securities issued by foreign governments or their subdivisions, agencies or instrumentalities may not be backed by the full faith and credit of the foreign government.

FORWARD FOREIGN CURRENCY CONTRACTS Forward Foreign Currency Contracts are contracts which involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow an Underlying Portfolio to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, an Underlying Portfolio may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when the Underlying Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, an Underlying Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. An Underlying Portfolio will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. Some of the Underlying Portfolios may enter into forward foreign currency contracts.

ILLIQUID SECURITIES The SIT Emerging Markets Equity Portfolio believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Portfolio's investment in them will be consistent with its 10% restriction on investment in illiquid securities.

LOWER RATED SECURITIES Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. These securities are rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("S&P"). The SIMT High Yield Bond Portfolio may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Portfolio may invest in unrated securities of comparable quality subject to the restrictions stated in the Portfolio's Prospectus.

         CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES. The descriptions below are intended to supplement the discussion in the Portfolio's Prospectus under "Risk Factors Relating to Investing in Lower Rated Securities."


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         GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Portfolios' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

         PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

         LEGISLATION. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

         TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the tax code even though the Portfolio has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MORTGAGE-BACKED SECURITIES Mortgage-backed securities are securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Certain Underlying Portfolios may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If an Underlying Portfolio purchases a mortgage-backed security at a premium, that portion may


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be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's investment return to an Underlying Portfolio. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return an Underlying Portfolio will receive when these amounts are reinvested.

An Underlying Portfolio may also invest in collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. CMOs will be purchased only if rated in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Underlying Portfolios may utilize the expected average life of the security, as estimated in good faith by the Portfolio's adviser and sub-advisers, and will not invest in mortgage-backed securities with an expected average maturity of over seven years.

Stripped mortgage-backed securities ("SMBs") are mortgage-backed securities where the interest portion of the security has been stripped from the principal portion of the security, and the two component parts are sold separately. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

MORTGAGE DOLLAR ROLLS Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve


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only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held.

To avoid any leveraging concerns, a Portfolio will place U.S. Government or other liquid, high grade debt securities in a segregated account with its Custodian in an amount sufficient to cover its repurchase obligation.

MUNICIPAL LEASES Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new for of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

MUNICIPAL SECURITIES Municipal Securities include general obligation bonds backed by the taxing power of the issuing municipality, revenue bonds backed by the revenues of a project or facility (tolls from a bridge, for example), and certificates of participation, which represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.

The Underlying Portfolios may trade put and call options on stocks and stock indices to a limited extent, as the Adviser or Sub-Adviser determines is appropriate in seeking an Underlying Portfolio's investment objective, and except as restricted by each Underlying Portfolio's investment limitations as set forth below. See "Investment Limitations."

A put option gives the purchaser (an Underlying Portfolio) the right to sell, and imposes on the writer an obligation to buy, the underlying security at the exercise price during the option period. The advantage to an Underlying Portfolio of buying the protective put is that if the price of the security falls during the option period, the Underlying Portfolio may exercise the put and receive the higher exercise price for the security. However, if the security rises in value, the Underlying Portfolio will have paid a premium for the put, which will expire unexercised.

A call option gives the purchaser the right to buy and imposes on the writer (an Underlying Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to an Underlying Portfolio of writing covered call options is that the Underlying Portfolio receives a premium, which is additional income. However, if the


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security rises in value, an Underlying Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. An Underlying Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which an Underlying Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. The Underlying Portfolios will engage in option transactions only as hedging transactions and not for speculative purposes.

PAY-IN-KIND SECURITIES Pay-in-kind securities are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Portfolio may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

REPURCHASE AGREEMENTS Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Underlying Portfolio or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. An Underlying Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, or if the Portfolio realizes a loss on the sale of the collateral securities. An adviser will enter into repurchase agreements on behalf of an Underlying Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. An Underlying Portfolio enters into repurchase agreements only with financial institutions that it deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Underlying Portfolio to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by an Underlying Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This


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underlying security will be marked to market daily. The advisers and sub-advisers will monitor compliance with this requirement. Under all repurchase agreements entered into by an Underlying Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, an Underlying Portfolio could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, an Underlying Portfolio may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Underlying Portfolio is treated as an unsecured creditor.

RESTRICTED SECURITIES Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors (including investment companies) who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

SECURITIES LENDING Securities lending is an investment technique which enables an Underlying Portfolio to generate additional income by lending its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal to at least the market value at all times of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding loaned securities for an Underlying Portfolio exceeds 20% of the value of that Portfolio's total assets taken at fair market value. Loans are made only to borrowers deemed by the adviser or sub-adviser to be in good standing and when, in the judgment of the adviser or sub-adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Underlying Portfolios may use the Distributor as a broker in these transactions.

SWAPS, CAPS, FLOORS AND COLLARS In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Underlying Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Underlying Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Underlying Portfolio's investment and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Underlying Portfolio's performance.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An Underlying Portfolio may also suffer losses if it is unable to terminate


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outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation an Underlying Portfolio may have under these types of arrangements will be covered by setting aside liquid, high grade debt securities in a segregated account. An Underlying Portfolio will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Underlying Portfolio's shares.

U.S. TREASURY RECEIPTS U.S. Treasury receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.

VARIABLE OR FLOATING RATE INSTRUMENTS Variable or floating rate instruments are instruments which may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. The quality of the underlying credit must, in the opinion of an Underlying Portfolio's advisers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Underlying Portfolio. Each Underlying Portfolio's advisers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

WHEN-ISSUED SECURITIES When-issued securities are securities for which delivery and payment normally take place within 45 days after the date of commitment to purchase. In the case of debt obligations, delivery and payment normally takes place within 45 days after the date of commitment to purchase. An Underlying Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. An Underlying Portfolio will establish a segregated account with its custodian and maintain liquid, high grade debt securities in an amount at least equal in value to that Underlying Portfolio's commitments to purchase when-issued securities. If the


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value of these assets declines, the Underlying Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

One form of when-issued or delayed-delivery security that a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

ZERO COUPON SECURITIES Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities, including STRIPS and Receipts (TRs, TIGRs and CATS) are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Shareholders may have to redeem shares to pay tax on the "phantom income" earned by a Portfolio, and the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt in cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. See also "Taxes."


INVESTMENT LIMITATIONS OF THE FUNDS

FUNDAMENTAL POLICIES

Each Fund may not:

1. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties.

2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase commodities contracts relating to financial instruments, such as financial futures or index contracts and options on such contracts.

3. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

These investment limitations and certain of the investment limitations in each Prospectus are fundamental policies of the Funds and may not be changed without the approval of a majority of a Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of a fund's shares present at a meeting, if more than 50% of the outstanding shares of a fund are present or represented by proxy; or (ii) more than 50% of a fund's outstanding shares, whichever is less.

NON-FUNDAMENTAL POLICIES

Each Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except: (i) by purchase in the open market involving only customary brokers' commissions; (ii) in connection with mergers, acquisitions of assets, or consolidations; or (iii) as permitted by the Trust's SEC Order; or
         (iv) as otherwise permitted by the 1940 Act.

5. Purchase or retain securities (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities or shares of the Underlying Portfolios) of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of the 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

6. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at fair market value) would be invested in such securities.


7. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

A Fund's purchase of investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

ADDITIONAL RESTRICTIONS

The following are non-fundamental investment limitations that are currently required by one or more states in which the Trust sells shares of the Funds. These limitations are in addition to, and in some cases more restrictive than, the fundamental and non-fundamental investment limitations listed above. A limitation may be changed or eliminated without shareholder approval if the relevant state changes or eliminates its policy regarding such investment restriction. As long as a Fund's shares are registered for sale in such states, it may not:

1. Invest more than 5% of its net assets in warrants; provided that, of this 5%, no more than 2% will be in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

2. Invest more than 15% of its net assets in illiquid securities, including securities which are not readily marketable.


INVESTMENT LIMITATIONS OF THE UNDERLYING PORTFOLIOS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Underlying Portfolio which cannot be changed with respect to an Underlying Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

The SIMT Core Fixed Income, SIMT High Yield Bond, SIMT Large Cap Growth, SIMT Large Cap Value, SIMT Small Cap Growth, SIMT Small Cap Value, SIT International Equity and SIT Emerging Markets Equity Portfolios may not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets,
         (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities in accordance with its prospectus and statement of additional information.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


The SIT International Fixed Income Portfolio may not:

1. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectuses in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at current value at the time of the incurrence of such loan.

2. Make loans, except that the Portfolio may (i) purchase or hold debt securities in accordance with its investment objectives and policies;
         (ii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information; and (iii) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the total assets of the International Fixed Income Portfolio.

3.       Invest in companies for the purpose of exercising control.

4.       Acquire more than 10% of the voting securities of any one issuer.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Portfolio may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except as described in the Prospectus and except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds.

9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectuses in this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

11. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Purchase restricted securities (securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectuses and this Statement of Additional Information.

The SLAT Prime Obligation Portfolio may not:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings by the Portfolio will be repaid before making additional investments for the

         Portfolio and any interest on such borrowings will reduce the income of the Portfolio.

2. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's total assets.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings, as described in the Prospectus, in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at fair market value at the time such loan is incurred.

4.       Invest in companies for the purpose of exercising control.

5.       Acquire more than 10% of the voting securities of any one issuer.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Portfolio may purchase obligations issued by companies which invest in real estate, real estate limited partnerships, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of securities transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and, in any event, may not purchase securities of other open-end investment companies. Under these rules and regulations, the Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of an investment company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio's purchase of such investment companies results in the layering of expenses such that shareholders would indirectly bear a proportionate share of such investment companies' expenses, including advisory fees.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares of securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

13. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

14. Invest in interests in oil, gas or other mineral exploration or development programs.

15. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations and the investment limitations in each Underlying Portfolio's Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The SIMT Core Fixed Income, SIMT High Yield Bond, SIMT Large Cap Growth, SIMT Large Cap Value, SIMT Small Cap Growth, SIMT Small Cap Value, SIT International Equity and SIT Emerging Markets Equity Portfolios may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions; (ii) in connection with mergers, acquisitions of assets, or consolidations; or (iii) as otherwise permitted by the 1940 Act.

5. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of the 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

6. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at fair market value) would be invested in such securities.

7. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Notwithstanding the foregoing, securities issued pursuant to Section 4(2) of the 1933 Act and securities eligible to be re-sold under Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

8. Purchase securities which must be registered under the 1933 Act, as amended, before they may be sold to the public, if, in the aggregate, more than 15% of its net assets would be invested in such restricted securities. Securities issued pursuant to Section 4(2) of the 1933 Act and securities exempted from registration upon re-sale by Rule 144A under the 1933 Act are not deemed to be restricted securities for purposes of this limitation.

The SLAT Prime Obligation Portfolio must:

1. Maintain an average dollar-weighted portfolio maturity of 90 days or less.

Under rules and regulations, established by the SEC, an Underlying Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Underlying Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Underlying Portfolio's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Underlying Portfolio. An Underlying Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) apply at the time of purchase. These limitations are non-fundamental and may be changed by the Underlying Trust's Board of Trustees without a vote of shareholders.

ADDITIONAL RESTRICTIONS

The following are non-fundamental investment limitations that are currently required by one or more states in which the Trust sells shares of the Underlying Portfolios. These limitations are in addition to, and in some cases more restrictive than, the fundamental and non-fundamental investment limitations listed above. A limitation may be changed or eliminated without shareholder approval if the relevant state changes or eliminates its policy regarding such investment restriction. As long as an Underlying Portfolio's shares are registered for sale in such states, it may not:

1. Invest more than 5% of its net assets in warrants; provided that of this 5% no more than 2% will be in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

2. Invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. [This restriction does not apply to the SIMT High Yield Bond Portfolio.]

3. Invest more than 15% (10% with respect to the SIT International Equity, SIT Emerging Markets Equity, and SIT International Fixed Income Portfolios) of its net assets in illiquid securities, including securities which are not readily marketable or are restricted. This limitation does not apply to the SLAT Prime Obligation Portfolio.

4. Invest more than 15% of its net assets in restricted securities. For purposes of this limitation, securities exempted from registration under the 1933 Act, including Rule 144A securities and Section 4(2) commercial paper, are considered to be liquid. This limitation does not apply to the SLAT Prime Obligation Portfolio.

5. [SIT Portfolios only] Make short sales, except short sales "against the box."

THE MANAGER TO THE FUNDS

The Administration Agreement provides that SEI Fund Management (the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Manager; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be.

The Manager, a Delaware business trust, has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Manager. Alfred P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of SFM, the Investment Advisor to the Funds. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of SFM and SEI, and Mr. Greer serves as President and Chief Operating Officer of SFM and SEI. SEI and its subsidiaries and affiliates, including the Manager, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Manager and its affiliates also serve as administrator or manager to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc. Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust,
Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, and Turner Funds.

If operating expenses of any Fund exceed applicable limitations, the Manager will pay such excess. The Manager will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


THE INVESTMENT ADVISER TO THE FUNDS

SFM will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Trust's Advisory Agreement with SFM provides that SFM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Trust will operate in a manner that is distinctly different from virtually all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services, and in which the investment companies purchase equity and debt securities. The Trust, however, invests in shares of certain related investment companies that are advised and/or administered by SFM (i.e., the Underlying Portfolios). In turn, these Underlying Portfolios invest in equity and debt securities. SFM is responsible for investing the assets of each Fund in certain of the Underlying Portfolios within percentage ranges established by SFM, and for investing uninvested cash balances in short-term investments, including repurchase agreements.

The continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the SFM, or by SFM on 90 days' written notice to the Trust.

THE ADVISERS AND SUB-ADVISERS TO THE UNDERLYING PORTFOLIOS

Each Advisory and certain of the Sub-Advisory Agreements provide that each Adviser (or Sub-Adviser) shall not be protected against any liability to the Underlying Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Advisers shall not be protected against any liability to the Underlying Trusts or their Shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pursuant to the Advisory and Sub-Advisory Agreements, the Underlying SIMT and SIT Portfolios rely upon SFM for access, on a pooled investment basis, the core elements of SFM's investment adviser selection, monitoring, and asset allocation services. Under the "Manager of Managers" approach employed by the Underlying SIMT and SIT Portfolios, SFM will recommend and, if the Trustees of the Underlying Trusts approve the recommendation, monitor for the Underlying Portfolios one or more managers using a range of investment styles.

The continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Underlying Portfolio or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to an Underlying Portfolio, by a majority of the outstanding shares of that Underlying Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser (or Sub-Adviser), or by the Adviser (or Sub-Adviser) on 90 days' written notice to the Trust. However, SFM has obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for an Underlying Portfolio without submitting the sub-advisory agreement to a vote of the Underlying Portfolio's shareholders. In addition, the exemptive relief permits the non-disclosure of amounts payable by SFM under such sub-advisory agreements.

PORTFOLIO MANAGERS OF THE UNDERLYING PORTFOLIOS

The following persons serve as portfolio managers to the Underlying Portfolios.

SIMT LARGE CAP GROWTH PORTFOLIO

Alliance Capital Management L.P. ("Alliance") is a sub-adviser to the SIMT Large Cap Growth Portfolio. A committee of investment professionals at Alliance has been responsible for managing the assets of the Portfolio allocated to Alliance since the Portfolio's inception.

A committee composed of the eight investment portfolio managers of the equity investment team of IDS Advisory Group Inc. ("IDS") is responsible for the day-to-day management of a portion of the SIMT Large Cap Growth Portfolio's investments. No individual person is primarily responsible for making recommendations to that committee.

Provident Investment Counsel, Inc. ("PIC") is a sub-adviser to the SIMT Large Cap Growth Portfolio. PIC utilizes a team approach to portfolio management. The Managing Director, Jeffrey J. Miller, is responsible for the day-to-day management of the Portfolio.

SIMT LARGE CAP VALUE PORTFOLIO

Investment decisions have been made by the quantitative computer model since March, 1995. Josef Lakonishok, Andrei Shiefer and Robert Vishny, officers of LSV Asset Management ("LSV"), monitor the quantitative analysis model on a continuous basis, and make adjustments to the model based on their ongoing research and statistical analysis. Securities are identified for purchase or sale for the SIMT Large Cap Value Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.

William P. Rydell and Robert A. Wilk of Mellon Equity Associates ("Mellon") have been the portfolio managers for Mellon's portion of the assets of the SIMT Large Cap Value Portfolio since 1994. Mr. Rydell is the President and Chief Executive Officer of Mellon, and has been managing individual and collectivized portfolios at Mellon since 1982. Mr. Wilk is a Senior Vice President and portfolio manager of Mellon, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon since April, 1990. Prior to joining Mellon, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.

Pacific Alliance Capital Management ("Pacific"), a division of Union Bank of California, N.A., is a sub-adviser to SIMT's Large Cap Value Portfolio. A committee of investment professionals at Pacific has been responsible for managing the assets of the Portfolio allocated to Pacific since December, 1994.

SIMT SMALL CAP GROWTH PORTFOLIO

Mr. Roger Stamper, CFA, has primary responsibility for First of America Investment Corporation's ("First of America") portion of the SIMT Small Cap Growth Portfolio. Mr. Stamper is a Managing Director of First of America, and has been with First of America since 1988.

Nicholas-Applegate Capital Management, Inc. ("Nicholas-Applegate") manages its portion of the SIMT Small Cap Growth Portfolio through its systematic-driven management team under the supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's systems driven investment team, headed by Lawrence S. Speidell, has been primarily responsible for the day-to-day management of the Portfolio since March, 1994. Mr. Speidell has been a portfolio manager and investment team leader with Nicholas-Applegate since March, 1994. Prior to joining Nicholas- Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.


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William Jeffrey III, Kenneth F. McCain, and Richard S. Coons, each of whom own
1/3 of Wall Street Associates ("WSA"), serve as portfolio managers for the portion of the SIMT Small Cap Growth Portfolio's assets allocated to WSA since August, 1995. Each is a principal of WSA and, together, they have 73 years of investment management experience.

Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers of Furman Selz Capital Management LLC ("Furman Selz"), are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Asset Management.

SIMT SMALL CAP VALUE PORTFOLIO

Edwin B. Powell and Joseph T. Doyle, have served as the portfolio managers to the SIMT Small Cap Value Portfolio since its inception, and since 1995, Cynthia
R. Axlrod has also served as a portfolio manager to the Portfolio. These individuals work as a team and share responsibility. Mr. Doyle has been with 1838 Investment Advisors, L.P. ("1838") since 1988. Mr. Powell joined 1838 in 1994. Mr. Powell managed small cap equity portfolios for Provident Capital Management from 1987 to 1994. Prior to joining 1838, Ms. Axlrod was with Friess Associates from 1992 to 1995. Prior to 1992, Ms. Axlrod was with Provident Capital Management from 1987 to 1992.

The portion of the SIMT Small Cap Value Portfolio's assets allocated to Boston Partners Asset Management, L.P. ("Boston") have been managed since November, 1995 by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by Boston since its organization, and has 10 years experience investing in small capitalization stocks. Prior to joining Boston, Mr. Archambo was a Senior Vice President and member of the Equity Policy Committee at The Boston Company Asset Management, Inc. ("TBCAM"), where he created that firm's Small Capitalization Value Product and Mid Capitalization Product. Prior to joining TBCAM in 1989, Mr. Archambo spent six years as a portfolio manager/analyst for Boston-based Systematic Investors.

SIT INTERNATIONAL EQUITY PORTFOLIO

Acadian Asset Management, Inc. ("Acadian") is a sub-adviser to the SIT International Equity Portfolio. A committee of investment professionals at Acadian has been responsible for managing the Portfolio assets allocated to Acadian since the Portfolio's inception.

James L. Farrell, the Chairman of Farrell Wako Global Investment Management, Inc. ("Farrell Wako"), manages its portion of the assets of the SIT International Equity Portfolio. Mr. Farrell has 30 years of experience in investment management and applied financial research and was responsible for management of over $1 billion in equity assets as Chairman of MPI Associates prior to his association with Farrell Wako.

Julian R. Johnston and Jeremy G. Lodwick have shared primary responsibility for a portion of the assets of the SIT International Equity Portfolio and its predecessor fund since its inception. Mr. Johnston has 20 years experience in European equity investment. Mr. Johnston joined Morgan Grenfell Investment Services Limited ("MG") in 1984 and is currently the head of the MG Continental European Investment team. He speaks French, German, Swedish and Danish fluently. Mr. Lodwick has ten years experience in European equity investment. He joined MG in 1986 and was a UK equity research analyst before moving to New York where he was a member of the client liaison and marketing team for 5 years. He returned to the London office in 1991 to manage European equity portfolios.

Mr. William Garnett will be primarily responsible for the day-to-day management and investment decisions with respect to the SIT International Equity Portfolio's assets allocated to Seligman Henderson Co. Mr. Garnett has more than 10 years' experience in managing Japanese small cap equity securities. Mr. Iain Clark, Seligman Henderson Co.'s chief investment officer, will have ultimate responsibility for portfolio management. Mr. Clark has more than 24 years experience, including 11 with Henderson Administration Group plc.

Mr. Marco Wong leads the management team for the assets of the SIT International Equity Portfolio allocated to Yamaichi Capital Management, Inc. and Yamaichi Capital Management (Singapore) Limited ("YCMS"). Mr. Wong has been with YCMS since 1986.

SIT EMERGING MARKETS EQUITY PORTFOLIO

Josephine S. Jimenez and Bryan L. Sudweeks share primary responsibility for the SIT Emerging Markets Equity Portfolio. Ms. Jimenez and Mr. Sudweeks have thirteen and six years experience, respectively, in emerging markets investment. Both joined Montgomery Asset Management, L.P. in 1991.

Investment decisions for Coronation Asset Management (Proprietary) Limited's ("Coronation") portion of the Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

Cliff Quisenberry, CFA, Senior Investment Manager and Research Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric Portfolio Associates ("Parametric"). Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

Mr. Marco Wong leads the management team for the assets of the SIT Emerging Markets Equity Portfolio allocated to Yamaichi Capital Management, Inc. and Yamaichi Capital Management (Singapore) Limited ("YCMS"). Mr. Wong has been with YCMS since 1986.

SIMT CORE FIXED INCOME PORTFOLIO

BlackRock Financial Management, Inc. ("BlackRock") employs a team approach in managing the SIMT Core Fixed Income Portfolio, however, the portfolio manager who has day-to-day responsibility for the Portfolio is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 12 years experience investing in fixed income securities. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation.

Mr. Charles Groeschell, a Senior Vice President of Firstar Investment Research & Management Company ("FIRMCO") and portfolio manager of a portion of the assets of the SIMT Core Fixed Income Portfolio, has been employed by FIRMCO or its affiliates since 1983, and has had 13 years experience in fixed income investing.

Kent S. Engel, Director and Chief Investment Officer of Western Asset Management Company ("Western"), has been primarily responsible for the day-to-day management of a portion of the assets of the SIMT Core Fixed Income Portfolio since January 19, 1994. Mr. Engel has been with Western and its predecessor since 1969.

SIMT HIGH YIELD BOND PORTFOLIO

The SIMT High Yield Bond Portfolio's assets have been managed by Richard J. Lindquist, C.F.A., since its inception. Mr. Lindquist joined BEA Associates ("BEA") in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 11 years of investment management experience, including 6 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield portfolios totalling approximately $1.3 billion.

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SIT INTERNATIONAL FIXED INCOME PORTFOLIO

Kenneth Windheim, President of Strategic Fixed Income, L.P. ("SFI"), has been the portfolio manager of the SIT International Fixed Income Portfolio since its inception in 1991. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of SFI and portfolio managers of the Portfolio since April 1994. Prior to forming SFI, Kenneth Windheim managed a global fund income portfolio at Prudential Asset Management. Prior to joining SFI, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund with active use of foreign exchange option strategies. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining SFI, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1982-1994, he was Vice President and Global Fixed Income portfolio manager at The Putnam Companies.

DISTRIBUTION

The Trust has adopted a Distribution Plan for Class D (the "Class D Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act (which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares). In this regard, the Board of Trustees has determined that the Class D Plan and the Distribution Agreement are in the best interests of the shareholders. Continuance of the Class D Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Class D Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class D Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Class D Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

Except to the extent that SEI Management (as Manager) and SFM (as investment adviser) benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Class D Plan or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, their respective dates of birth and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Trust also serve as trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., FMB Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust and Turner Funds, open-end management investment companies which are managed by SEI Financial

Management Corporation or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds, and Santa Barbara Group of Mutual Funds, Inc. are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees* - Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust, Insurance Investment Products Trust, 1784 Funds(R), Pillar Funds, Rembrandt Funds(R) and Stepstone Funds.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust.

F. WENDELL GOOCH (DOB 12/03/37) - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc. since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981. President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

FRANK E. MORRIS (DOB 12/30/23) - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

JAMES M. STOREY (DOB 04/12/31) - Trustee - Partner, Dechert Price &
Rhoads, from September 1987 - December 1993; Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust since December 1993.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee - General Partner, Teton Partners, L.P., since 1991; Chief Financial Officer, Noble Partners, L.P., since 1991; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

DAVID G. LEE (DOB 04/16/52) - President and Chief Executive Officer - Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President and Assistant Secretary, Deputy General Counsel, Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59) - Vice President and Assistant Secretary-Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER (DOB 07/12/65) - Controller, Chief Financial Officer-Vice President and Controller of SEI Corporation since 1994. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1994. Senior Associate, Coopers and Lybrand, 1990-1992. Internal Audit, Vanguard Group prior to 1992.

TODD CIPPERMAN (DOB 01/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993), Assistant Vice President - Operations, Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

---------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. **Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.


PERFORMANCE

From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd))+1)6-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1+T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return: n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


PURCHASE AND REDEMPTION OF SHARES

The purchase and redemption price of shares is the net asset value of each share. The net asset value of each Fund is determined by SFM and is based upon the proportional net asset values of each Fund's Underlying Portfolio shares (plus any available cash). Each Underlying Portfolio's securities are valued by SFM pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Underlying Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by an Underlying Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Underlying Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Manager, the Distributor, the and/or the Custodian are not open for business.


SHAREHOLDER SERVICES

DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Funds may be automatically invested in shares of one of the Funds if shares of the Fund are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the Underlying Portfolios and consider the differences in objectives and policies before making any investment.

EXCHANGE PRIVILEGE: Some or all of the shares of a Fund's Shares for which payment has been received (i.e., an established account), may be exchanged for Shares of the same Class of other Funds of the Trust. A shareholder may exchange the shares of each Fund's Shares, for which good payment has been received, in his or her account at any time, regardless of how long he or she has held his or her shares. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone-proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Fund (the "Old Fund") to be exchanged and the purchase at net asset value of the shares of the other Funds (the "New Funds"). Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred account or tax-qualified retirement plan. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in the Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Funds and thus the purchase of shares of the New Funds, may be delayed for up to seven days if the Fund determines that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Funds may

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also communicate a Shareholder's Exchange Request to the Funds subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.


TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) less than 30% of a Fund's gross income each taxable year must be derived from the sale or other disposition of stocks, securities or certain other investments held for less than three months;
(iii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar, or related trades or businesses, if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. A Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

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A Fund will be required in certain cases to withhold and remit to the United
States Treasury 31% of amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the effect of federal, state and local taxes in their own individual circumstances.


PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers and sub-advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. In addition, SFM has adopted a policy respecting the receipt of research and related products and services in connection with transactions effected for the Underlying Portfolios operating within the "Manager of Managers" structure. Under this policy, SFM and the various firms that serve as sub-advisers to certain Underlying Portfolios, in the exercise of joint investment discretion over the assets of an Underlying Portfolio, will direct a substantial portion of an Underlying Portfolio's brokerage to the Distributor in consideration of the Distributor's provision of research and related products to SFM for use in performing its advisory responsibilities. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with each Underlying Trust's policy to achieve best net results, and must comply with each Underlying Trust's procedures regarding the execution of transactions through affiliated brokers.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Underlying Portfolio's advisers or sub-advisers may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Trust does not expect to use one particular dealer, but the Underlying Portfolio's advisers or sub-advisers may, consistent with the interests of the Underlying Portfolios, select brokers on the basis of the research services they provide to the Underlying Portfolio's advisers and sub-advisers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the advisers or subadvisers will be in addition to and not in lieu of the services required to be performed by an Underlying Portfolio's advisers or sub-advisers under the advisory and sub-advisory agreements. If in the judgment of an Underlying Portfolio's advisers, the Underlying Portfolio, or other accounts managed by the Underlying Portfolio's advisers or sub-advisers, will be benefitted by supplemental research services, the Underlying Portfolio's advisers or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of an Underlying Portfolio's advisers or sub-advisers will not necessarily be reduced as a result of the receipt of such supplemental information.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund, after taking into account the additional distribution, shareholder servicing and transfer agency expenses attributable to Class D Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

VOTING

Where the Trust's Prospectus or Statement of Additional Information states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.


EXPERTS

The financial statements dated February 16, 1996 included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

Following are the Funds' audited seed capital financial statements dated February 16, 1996 and unaudited financial statements for the period from commencement of operations of each Fund until July 31, 1996.

SEI ASSET ALLOCATION TRUST

Statement of Assets and Liabilities
February 16, 1996


Diversified Growth Fund
Assets:
         Cash                                                                                     $ 1,000
         Deferred Organization Costs                                                               16,400
         Deferred Offering Costs                                                                   23,000
                                                                                                  -------
                  Total Assets                                                                     40,400
                                                                                                  =======

Liabilities:
         Due to Manager                                                               39,400
                                                                                     =======

Net Assets                                                                                        $ 1,000
                                                                                                  =======

Net Assets Consist of:
         Portfolio shares of Class A (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                              $   500
         Portfolio shares of Class D (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                                  500
                                                                                                  -------
Total Net Assets:                                                                    $ 1,000
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class A                              $ 10.00
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class D                              $ 10.00
                                                                                     =======


The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

Statement of Assets and Liabilities
February 16, 1996


Diversified U.S. Stock Fund
Assets:
         Cash                                                                                     $ 1,000
         Deferred Organization Costs                                                               16,400
         Deferred Offering Costs                                                                   23,000
                                                                                                  -------
                  Total  Assets                                                                    40,400
                                                                                                  =======

Liabilities:
         Due to Manager                                                               39,400
                                                                                     =======

Net Assets                                                                                        $ 1,000
                                                                                                  =======

Net Assets Consist of:
         Portfolio shares of Class A (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                              $   500
         Portfolio shares of Class D (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                                  500
                                                                                                  -------
Total Net Assets:                                                                    $ 1,000
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class A                              $ 10.00
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class D                              $ 10.00
                                                                                     =======


The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

Statement of Assets and Liabilities
February 16, 1996

Diversified Conservative Fund


Assets:
         Cash                                                                                     $ 1,000
         Deferred Organization Costs                                                               16,400
         Deferred Offering Costs                                                                   23,000
                                                                                                  -------
                  Total  Assets                                                                    40,400
                                                                                                  =======

Liabilities:
         Due to Manager                                                               39,400
                                                                                     =======

Net Assets                                                                                        $ 1,000
                                                                                                  =======

Net Assets Consist of:
         Portfolio shares of Class A (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                              $   500
         Portfolio shares of Class D (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                                  500
                                                                                                  -------
Total Net Assets:                                                                    $ 1,000
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class A                              $ 10.00
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class D                              $ 10.00
                                                                                     =======


The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

Statement of Assets and Liabilities
February 16, 1996

Diversified Moderate Growth Fund

Assets:
         Cash                                                                                     $ 1,000
         Deferred Organization Costs                                                               16,400
         Deferred Offering Costs                                                                   23,000
                                                                                                  -------
                  Total  Assets                                                                    40,400
                                                                                                  =======

Liabilities:
         Due to Manager                                                               39,400
                                                                                     =======

Net Assets                                                                                        $ 1,000
                                                                                                  =======

Net Assets Consist of:
         Portfolio shares of Class A (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                              $   500
         Portfolio shares of Class D (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                                  500
                                                                                                  -------
Total Net Assets:                                                                    $ 1,000
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class A                              $ 10.00
                                                                                     =======

Net Asset Value, Offering and Redemption Price, Class D                              $ 10.00
                                                                                     =======


The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

February 16, 1996


SEI ASSET ALLOCATION TRUST

Statement of Assets and Liabilities
February 16, 1996

Diversified Conservative Income Fund


Assets:

         Cash                                                                                     $ 96,000
         Deferred Organization Costs                                                                16,400
         Deferred Offering Costs                                                                    23,000
                                                                                                  --------
                  Total  Assets                                                                    135,400
                                                                                                  ========

Liabilities:
         Due to Manager                                                                39,400
                                                                                     --------
Net Assets                                                                                        $ 96,000
                                                                                                  ========

Net Assets Consist of:
         Portfolio shares of Class A (unlimited authorization - no par value)
           based on 9,550.000 outstanding shares of beneficial interest              $ 95,500
         Portfolio shares of Class D (unlimited authorization - no par value)
           based on 50.000 outstanding shares of beneficial interest                                   500
                                                                                                  --------
Total Net Assets:                                                                                 $ 96,000
                                                                                                  ========

Net Asset Value, Offering and Redemption Price, Class A                              $  10.00
                                                                                     ========
Net Asset Value, Offering and Redemption Price, Class D                              $  10.00
                                                                                     ========


The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

February 16, 1996






SEI ASSET ALLOCATION TRUST

Notes to Financial Statements
February 16, 1996

1. Organization:

The Trust is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five diversified Funds: Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Moderate Growth Fund, Diversified Growth Fund, and Diversified U.S. Stock Fund. Each Fund offers shareholders the opportunity to invest in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, Class A Shares and Class D Shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds have not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to SEI Financial Management Corporation (the "Adviser" and "Manager") on February 16, 1996. The following is a summary of the significant accounting policies followed by the Trust.

2. Investment Advisory, Management, Distribution and Shareholder Servicing
   Agreements:

The Trust expects to enter into the following service agreements:

 Under the Investment Advisory Agreement with the Trust, SEI Financial Management Corporation ("SFM" or the "Adviser") will act as the investment adviser to each Fund. For its investment advisory services to the Trust, the Adviser will be entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets.

Under the Administration Agreement with the Trust, SFM will also provide the Trust with overall management services, and act as dividend disbursing agent and shareholder servicing agent. For these services to the Funds, SFM will be entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

SEI Financial Services company (the "Distributor"), a wholly-owned subsidiary of SEI, will serve as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution and service plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class D Plan provides for payments to the distributor for distribution-related services at an annual rate of .75% of each Fund's average daily net assets attributable to Class D Shares. In addition, each Fund is authorized to pay the

SEI ASSET ALLOCATION TRUST

February 16, 1996






Distributor a fee in connection with the ongoing servicing of shareholder accounts owning such Class D Shares, calculated and payable monthly, at an annual rate of .25% of the value of the average daily net assets attributable to Class D Shares of the Fund. Periodically, the Distributor may waive a portion of the fees payable to it under the Class D Plan in order to keep within certain sales charge limits imposed by the Rules of the NASD. Specifically, any Fund's distribution/shareholder servicing fees will be reduced in an amount equal to the Fund's pro rata portion of any Underlying Portfolio in which the Fund invests.

3. Organizational Costs, Offering Costs and Transactions with Affiliates:

 Organizational costs have been capitalized by the Fund and are being amortized over 60 months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $50,000 for organizational work performed by a law firm of which an officer and Trustee of the Trust is a Partner.

Offering costs have been capitalized by the Fund and will be amortized over twelve months commencing with operations.

Certain officers and/or trustees of the Trust are also officers of the Manager and Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

SEI Asset Allocation Trust
Diversified Conservative Income Fund
July 31, 1996- Unaudited

Schedule of Investments

Description                                                              Shares          Value
-----------                                                              ------          -----
Equity Funds - 24.1%
      SEI Institutional Managed Trust Large Cap Value Portfolio           10,432      $  143,861
      SEI Institutional Managed Trust Large Cap Growth Portfolio          11,522         156,003
      SEI Institutional Managed Trust Small Cap Value Portfolio            2,311          27,873
      SEI Institutional Managed Trust Small Cap Growth Portfolio           1,523          26,404
                                                                                      ----------
           Total Equity Funds (cost $368,906)                                            354,141
                                                                                      ----------

Fixed Income Funds - 55.6%
      SEI Institutional Managed Trust Core Fixed Income Portfolio
           (cost $812,160)                                                80,084         816,053
                                                                                      ----------

Money Market Funds - 19.8%
      SEI Liquid Asset Trust Prime Obligation Portfolio
           (cost $291,071)                                               291,071         291,071
                                                                                      ----------

Total Investments - 99.5% of net assets
           (cost $1,472,137)                                                          $1,461,265
                                                                                      ==========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
Diversified Conservative Fund
July 31, 1996- Unaudited

Schedule of Investments

Description                                                                Shares        Value
-----------                                                                ------        -----
Equity Funds - 38.3%
      SEI Institutional Managed Trust Large Cap Value Portfolio            11,377      $  156,885
      SEI Institutional Managed Trust Large Cap Growth Portfolio           12,423         168,210
      SEI Institutional Managed Trust Small Cap Value Portfolio             2,956          35,654
      SEI Institutional Managed Trust Small Cap Growth Portfolio            1,315          22,803
      SEI International Trust Core International Equity Portfolio           9,573          97,361
                                                                                       ----------
           Total Equity Funds (cost $497,224)                                             480,913
                                                                                       ----------

Fixed Income Funds - 58.9%
      SEI Institutional Managed Trust Core Fixed Income Portfolio          53,784         548,061
      SEI International Trust International Fixed Income Portfolio         17,262         191,265
                                                                                       ----------
           Total Fixed Income Funds (cost $732,047)                                       739,326
                                                                                       ----------

Money Market Funds - 1.0%
      SEI Liquid Asset Trust Prime Obligation Portfolio
           (cost $12,412)                                                  12,412          12,412
                                                                                       ----------

Total Investments - 98.2% of net assets
           (cost $1,241,683)                                                           $1,232,651
                                                                                       ==========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
Diversified Moderate Growth Fund
July 31, 1996- Unaudited

Schedule of Investments

Description                                                              Shares           Value
-----------                                                              ------           -----
Equity Funds - 58.4%
      SEI Institutional Managed Trust Large Cap Value Portfolio           127,374      $1,756,488
      SEI Institutional Managed Trust Large Cap Growth Portfolio          136,134       1,843,260
      SEI Institutional Managed Trust Small Cap Value Portfolio            28,431         342,874
      SEI Institutional Managed Trust Small Cap Growth Portfolio           14,057         243,752
      SEI International Trust Core International Equity Portfolio         104,680       1,064,592
                                                                                       ----------
           Total Equity Funds (cost $5,422,273)                                         5,250,966
                                                                                       ----------

Fixed Income Funds - 39.7%
      SEI Institutional Managed Trust Core Fixed Income Portfolio         258,807       2,637,245
      SEI International Trust International Fixed Income Portfolio         83,898         929,595
                                                                                       ----------
           Total Fixed Income Funds (cost $3,523,360)                                   3,566,840
                                                                                       ----------

Money Market Funds - 1.0%
      SEI Liquid Asset Trust Prime Obligation Portfolio
           (cost $90,393)                                                  90,393          90,393
                                                                                       ----------

Total Investments - 99.1% of net assets
           (cost $9,036,026)                                                           $8,908,199
                                                                                       ==========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
Diversified Global Growth Fund
July 31, 1996- Unaudited

Schedule of Investments

Description                                                               Shares         Value
-----------                                                               ------         -----
Equity Funds - 79.2%
      SEI Institutional Managed Trust Large Cap Value Portfolio           150,522      $2,075,706
      SEI Institutional Managed Trust Large Cap Growth Portfolio          161,699       2,189,405
      SEI Institutional Managed Trust Small Cap Value Portfolio            37,064         446,989
      SEI Institutional Managed Trust Small Cap Growth Portfolio           20,124         348,958
      SEI International Trust Core International Equity Portfolio         142,979       1,454,092
      SEI International Trust Emerging Markets Equity Portfolio            62,014         697,036
                                                                                       ----------
           Total Equity Funds (cost $7,361,580)                                         7,212,186
                                                                                       ----------

Fixed Income Funds - 19.4%
      SEI Institutional Managed Trust Core Fixed Income Portfolio         108,869       1,109,371
      SEI Institutional Managed Trust High Yield Bond Portfolio            33,893         368,420
      SEI International Trust International Fixed Income Portfolio         25,603         283,684
                                                                                       ----------
           Total Fixed Income Funds (cost $1,748,345)                                   1,761,475
                                                                                       ----------

Money Market Funds - 1.0%
      SEI Liquid Asset Trust Prime Obligation Portfolio
           (cost $92,043)                                                  92,043          92,043
                                                                                       ----------

Total Investments - 99.6% of net assets
           (cost $9,201,968)                                                           $9,065,704
                                                                                       ==========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
Diversified U.S. Stock Fund
July 31, 1996- Unaudited

Schedule of Investments

Description                                                             Shares        Value
-----------                                                             ------        -----
Equity Funds - 98.5%
      SEI Institutional Managed Trust Large Cap Value Portfolio         227,188     $3,132,924
      SEI Institutional Managed Trust Large Cap Growth Portfolio        237,830      3,220,217
      SEI Institutional Managed Trust Small Cap Value Portfolio          55,700        671,739
      SEI Institutional Managed Trust Small Cap Growth Portfolio         28,722        498,038
                                                                                    ----------
           Total Equity Funds (cost $7,720,162)                                      7,522,918
                                                                                    ----------

Money Market Funds - 1.0%
      SEI Liquid Asset Trust Prime Obligation Portfolio
           (cost $78,338)                                                78,338         78,338
                                                                                    ----------

Total Investments - 99.5% of net assets
           (cost $7,798,500)                                                        $7,601,256
                                                                                    ==========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
July 31, 1996 - Unaudited

Statement of Assets and Liabilities

                                                                       Diversified                   Diversified
                                                                       Conservative   Diversified      Moderate
                                                                          Income      Conservative      Growth
                                                                           Fund           Fund           Fund
                                                                           ----           ----           ----
Assets:
      Investments at value
          (cost $1,472,137, $1,241,683,
           and $9,036,026, respectively)                                $ 1,461,265   $ 1,232,651    $ 8,908,199
      Deferred organization costs                                             8,545         8,545          8,545
      Prepaid state registration fees                                        20,862        19,396         19,475
      Dividends receivable                                                    3,851         1,795          8,118
      Receivable for capital shares sold                                          0        20,006         41,802
      Receivable from administrator                                               0             0         12,715
      Other assets                                                            1,081           690          2,710
                                                                        -----------   -----------    -----------


      Total assets                                                        1,495,604     1,283,083      9,001,564
                                                                        -----------   -----------    -----------

Liabilities:
      Payable to administrator                                               20,108        14,908              0
      Other liabilities                                                       7,818        13,302         15,023
                                                                        -----------   -----------    -----------

      Total liabilities                                                      27,926        28,210         15,023
                                                                        -----------   -----------    -----------

Net assets:                                                             $ 1,467,678   $ 1,254,873    $ 8,986,541
                                                                        ===========   ===========    ===========

Net assets consist of:
      Portfolio shares of Class A (unlimited authorization-
        no par value) based on 115,996, 106,401, and
        533,155 outstanding shares of beneficial interest,
        respectively                                                    $ 1,168,495   $   982,432    $ 5,408,761
      Portfolio shares of Class D (unlimited authorization-
        no par value) based on 30,254, 30,431, and
        371,836 outstanding shares of beneficial interest,
        respectively                                                        303,581       278,371      3,693,286
      Undistributed net investment income                                     5,901         3,141         15,531
      Accumulated net realized gain (loss) on investments                       573           (39)        (3,210)
      Net unrealized depreciation on investments                            (10,872)       (9,032)      (127,827)
                                                                        -----------   -----------    -----------
                                                                        $ 1,467,678   $ 1,254,873    $ 8,986,541
                                                                        ===========   ===========    ===========

Net asset value, offering and redemption price per share - Class A      $     10.04   $      9.18    $      9.94
                                                                        ===========   ===========    ===========

Net asset value, offering and redemption price per share - Class D      $     10.02   $      9.16    $      9.91
                                                                        ===========   ===========    ===========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust
July 31, 1996 - Unaudited

Statement of Assets and Liabilities

                                                                         Diversified        Diversified
                                                                        Global Growth        U.S. Stock
                                                                            Fund                Fund
                                                                            ----                ----
Assets:
      Investments at value
          (cost $9,201,968, and $7,798,500, respectively)                $ 9,065,704        $ 7,601,256
      Deferred organization costs                                              8,545              8,545
      Prepaid state registration fees                                         19,375             22,390
      Dividends receivable                                                     4,382                254
      Receivable from administrator                                           13,124             12,842
      Other assets                                                             5,430                  0
                                                                         -----------        -----------

      Total assets                                                         9,116,560          7,645,287
                                                                         -----------        -----------

Liabilities:
      Other liabilities                                                       15,810              4,144
                                                                         -----------        -----------

Net assets:                                                              $ 9,100,750        $ 7,641,143
                                                                         ===========        ===========

Net assets consist of:
      Portfolio shares of Class A (unlimited authorization-
        no par value) based on 396,399, and 372,833
        outstanding shares of beneficial interest,
        respectively                                                     $ 3,965,615        $ 3,826,105
      Portfolio shares of Class D (unlimited authorization-
        no par value) based on 532,523, and 412,993
        outstanding shares of beneficial interest,
        respectively                                                       5,264,422          4,039,031
      Undistributed net investment income                                      7,051              7,990
      Accumulated net realized loss on investments                               (74)           (34,739)
      Net unrealized depreciation on investments                            (136,264)          (197,244)
                                                                         -----------        -----------
                                                                         $ 9,100,750        $ 7,641,143
                                                                         ===========        ===========

Net asset value, offering and redemption price per share - Class A       $      9.81        $      9.74
                                                                         ===========        ===========

Net asset value, offering and redemption price per share - Class D       $      9.79        $      9.71
                                                                         ===========        ===========

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Statement of Operations
For the period ended July 31, 1996 - Unaudited


                                                               Diversified                     Diversified
                                                               Conservative     Diversified      Moderate
                                                                  Income        Conservative      Growth
                                                                 Fund (1)         Fund (2)        Fund (3)
                                                                 --------         --------        --------
Investment income:
      Dividends                                                 $   7,025        $   3,487        $  20,279
                                                                ---------        ---------        ---------

Expenses:
      Administration fees                                             283              198            1,597
      Less administration fees waived                                (283)            (198)          (1,597)
      Investment advisory fees                                        142               99              799
      Less investment advisory fees waived                           (142)             (99)            (799)
      Contribution from administrator                             (13,421)          (9,867)         (16,516)
      Custodian fees                                                  268              197              345
      Transfer agent fees                                           5,156            3,788            6,629
      Professional fees                                             1,841            1,353            2,368
      Registration & filing fees                                    2,937            2,157            3,776
      Printing                                                      2,685            1,972            3,452
      Trustee                                                         268              197              345
      Insurance                                                       168              123              215
      Distribution & shareholder servicing fees*                      205              150            1,988
      Amortization of deferred organization costs                     268              198              344
                                                                ---------        ---------        ---------
                   Total expenses                                     375              268            2,946
                                                                ---------        ---------        ---------

Net investment income                                               6,650            3,219           17,333
                                                                ---------        ---------        ---------

Net realized and unrealized gain (loss) on investments
      Net realized gain (loss) from security transactions             574              (39)          (3,210)
      Net change in unrealized depreciation
        on investments                                            (11,575)          (8,966)        (127,845)
                                                                ---------        ---------        ---------

Net decrease in net assets from operations                      ($  4,351)       ($  5,786)       ($113,722)
                                                                =========        =========        =========

* All distribution and shareholder servicing fees are incurred at the Class D level.

(1) Commenced operations 06/13/96

(2) Commenced operations 06/26/96

(3) Commenced operations 05/30/96

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Statement of Operations
For the period ended July 31, 1996 - Unaudited



                                                         Diversified     Diversified
                                                        Global Growth     U.S. Stock
                                                           Fund (1)        Fund (2)
                                                           --------        --------
Investment income:
      Dividends                                          $  10,731        $  10,721
                                                         ---------        ---------

Expenses:
      Administration fees                                    1,198            1,385
      Less administration fees waived                       (1,198)          (1,385)
      Investment advisory fees                                 599              693
      Less investment advisory fees waived                    (599)            (693)
      Contribution from administrator                      (16,761)         (21,359)
      Custodian fees                                           345              438
      Transfer agent fees                                    6,629            8,418
      Professional fees                                      2,368            3,006
      Registration & filing fees                             3,776            4,794
      Printing                                               3,452            4,383
      Trustee                                                  345              438
      Insurance                                                215              274
      Distribution & shareholder servicing fees*             2,710            1,900
      Amortization of deferred organization costs              346              438
                                                         ---------        ---------
                   Total expenses                            3,425            2,730
                                                         ---------        ---------

Net investment income                                        7,306            7,991
                                                         ---------        ---------

Net realized and unrealized loss on investments
      Net realized loss from security transactions             (75)         (34,739)
      Net change in unrealized depreciation
        on investments                                    (136,284)        (197,258)
                                                         ---------        ---------

Net decrease in net assets from operations               ($129,053)       ($224,006)
                                                         =========        =========

* All distribution and shareholder servicing fees are incurred at the Class D level.

(1) Commenced operations 05/30/96

(2) Commenced operations 05/13/96

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Statement of Changes in Net Assets
For the period ended July 31, 1996 - Unaudited

                                                                  Diversified                          Diversified
                                                                 Conservative      Diversified           Moderate
                                                                    Income         Conservative           Growth
                                                                   Fund (1)          Fund (2)            Fund (3)
                                                                   --------          --------            --------
Operations:
      Net investment income                                      $     6,650        $     3,219        $    17,333
      Net realized gain (loss) from security transactions                574                (39)            (3,210)
      Net change in unrealized depreciation
        on investments                                               (11,575)            (8,966)          (127,845)
                                                                 -----------        -----------        -----------
      Net decrease in net assets resulting from operations            (4,351)            (5,786)          (113,722)
                                                                 -----------        -----------        -----------

Dividends distributed from:
      Net investment income:
        Class A                                                       (1,115)               (91)            (1,803)
        Class D                                                          (72)                 0                  0
                                                                 -----------        -----------        -----------
          Total dividends distributed                                 (1,187)               (91)            (1,803)
                                                                 -----------        -----------        -----------

Capital share transactions:
      Class A
        Proceeds from shares issued                                1,262,031            981,841          5,501,513
        Shares issued in lieu of cash distributions                    1,115                 91              1,775
        Cost of shares repurchased                                  (190,153)                 0            (95,027)
        Increase in net assets derived from
                                                                 -----------        -----------        -----------
          Class A transactions                                     1,072,993            981,932          5,408,261
                                                                 -----------        -----------        -----------
      Class D
        Proceeds from shares issued                                  303,081            277,871          3,692,786
        Shares issued in lieu of cash distributions                        0                  0                  0
        Cost of shares repurchased                                         0                  0                  0
        Increase in net assets derived from
                                                                 -----------        -----------        -----------
          Class D transactions                                       303,081            277,871          3,692,786
                                                                 -----------        -----------        -----------
        Increase in net assets derived from capital
                                                                 -----------        -----------        -----------
          share transactions                                       1,376,074          1,259,803          9,101,047
                                                                 -----------        -----------        -----------

      Net increase in net assets                                   1,370,536          1,253,926          8,985,522
                                                                 -----------        -----------        -----------

Net assets:
      Beginning of period                                             97,142                947              1,019
                                                                 -----------        -----------        -----------
      End of period                                              $ 1,467,678        $ 1,254,873        $ 8,986,541
                                                                 ===========        ===========        ===========

Capital share transactions:
      Class A
        Shares issued                                                125,132            106,341            542,464
        Shares issued in lieu of cash distributions                      109                 10                173
        Shares repurchased                                           (18,795)                 0             (9,532)
                                                                 -----------        -----------        -----------
          Total Class A transactions                                 106,446            106,351            533,105
                                                                 ===========        ===========        ===========
      Class D
        Shares issued                                                 30,204             30,381            371,786
        Shares issued in lieu of cash distributions                        0                  0                  0
        Shares repurchased                                                 0                  0                  0
                                                                 -----------        -----------        -----------
          Total Class D transactions                                  30,204             30,381            371,786
                                                                 ===========        ===========        ===========

(1) Commenced operations 06/13/96

(2) Commenced operations 06/26/96

(3) Commenced operations 05/30/96

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Statement of Changes in Net Assets
For the period ended July 31, 1996 - Unaudited

                                                                 Diversified       Diversified
                                                                Global Growth       U.S. Stock
                                                                  Fund (1)           Fund (2)
                                                                  --------           --------
Operations:
      Net investment income                                      $     7,306        $     7,991
      Net realized loss from security transactions                       (75)           (34,739)
      Net change in unrealized depreciation
        on investments                                              (136,284)          (197,258)
                                                                 -----------        -----------
      Net decrease in net assets resulting from operations          (129,053)          (224,006)
                                                                 -----------        -----------

Dividends distributed from:
      Net investment income:
        Class A                                                         (255)                 0
        Class D                                                            0                  0
                                                                 -----------        -----------
          Total dividends distributed                                   (255)                 0
                                                                 -----------        -----------

Capital share transactions:
      Class A
        Proceeds from shares issued                                3,964,860          5,266,344
        Shares issued in lieu of cash distributions                      255                  0
        Cost of shares repurchased                                         0         (1,440,739)
        Increase in net assets derived from
                                                                 -----------        -----------
          Class A transactions                                     3,965,115          3,825,605
                                                                 -----------        -----------
      Class D
        Proceeds from shares issued                                5,263,922          4,038,530
        Shares issued in lieu of cash distributions                        0                  0
        Cost of shares repurchased                                         0                  0
        Increase in net assets derived from
                                                                 -----------        -----------
          Class D transactions                                     5,263,922          4,038,530
                                                                 -----------        -----------
        Increase in net assets derived from capital
                                                                 -----------        -----------
          share transactions                                       9,229,037          7,864,135
                                                                 -----------        -----------

      Net increase in net assets                                   9,099,729          7,640,129
                                                                 -----------        -----------

Net assets:
      Beginning of period                                              1,021              1,014
                                                                 -----------        -----------
      End of period                                              $ 9,100,750        $ 7,641,143
                                                                 ===========        ===========

Capital share transactions:
      Class A
        Shares issued                                                396,324            515,770
        Shares issued in lieu of cash distributions                       25                  0
        Shares repurchased                                                 0           (142,987)
                                                                 -----------        -----------
          Total Class A transactions                                 396,349            372,783
                                                                 ===========        ===========
      Class D
        Shares issued                                                532,473            412,943
        Shares issued in lieu of cash distributions                        0                  0
        Shares repurchased                                                 0                  0
                                                                 -----------        -----------
          Total Class D transactions                                 532,473            412,943
                                                                 ===========        ===========

(1) Commenced operations 05/30/96

(2) Commenced operations 05/13/96


The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Financial Highlights
For a share outstanding throughout the period ended July 31, 1996 - Unaudited


                                                        Diversified                                             Diversified
                                                        Conservative                 Diversified                  Moderate
                                                           Income                    Conservative                  Growth
                                                            Fund                        Fund                        Fund
                                                  Class A(1)    Class D(2)    Class A(3)    Class D(4)    Class A(5)    Class D(6)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $   10.12     $   10.09     $    9.26     $    9.33     $   10.19     $   10.21
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Income from investment operations:
        Net investment income                          0.01         (0.01)        (0.11)        (0.12)         0.02          0.01
        Net realized and unrealized gains
          (losses) on securities                      (0.08)        (0.05)         0.03         (0.05)        (0.27)        (0.31)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
          Total from investment operations            (0.07)        (0.06)        (0.08)        (0.17)        (0.25)        (0.30)
                                                  ---------     ---------     ---------     ---------     ---------     ---------

      Less distributions:
        Distributions from net investment income      (0.01)        (0.01)         0.00          0.00          0.00          0.00
                                                  ---------     ---------     ---------     ---------     ---------     ---------

Net asset value, end of period                    $   10.04     $   10.02     $    9.18     $    9.16     $    9.94     $    9.91
                                                  =========     =========     =========     =========     =========     =========

Total return                                          -0.69%**      -0.61%**      -0.85%**      -1.82%**      -2.42%**      -2.94%**

Net assets, end of period (000)                   $   1,165     $     303     $     976     $     279     $   5,300     $   3,687

Ratio of expenses to average net assets                0.12%*        1.12%*        0.12%*        1.12%*        0.12%*        1.12%*
Ratio of expenses to average
  net assets (excluding waivers)                       8.51%*       15.91%*        8.69%*       16.86%*        1.91%*        4.75%*
Ratio of net income to average net assets              4.79%*        3.56%*        3.43%*        1.66%*        2.59%*        0.74%*
Ratio of net income to average
  net assets (excluding waivers)                      -3.60%*      -11.23%*       -5.14%*      -14.08%*        0.80%*       -2.89%*
Portfolio turnover rate                                  21%           21%            2%            2%            2%            2%

* Annualized.

** Total return has not been annualized.

(1) commenced operations 06/13/96

(2) commenced operations 06/21/96

(3) commenced operations 06/26/96

(4) commenced operations 07/01/96

(5) commenced operations 06/10/96

(6) commenced operations 05/30/96

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Financial Highlights
For a share outstanding throughout the period ended July 31, 1996 - Unaudited



                                                             Diversified                    Diversified
                                                            Global Growth                    U.S. Stock
                                                                Fund                            Fund
                                                     Class A(1)      Class D(2)      Class A(3)      Class D(4)
                                                     ----------      ----------      ----------      ----------
Net asset value, beginning of period                 $   10.19       $   10.24       $   10.27       $   10.36
                                                     ---------       ---------       ---------       ---------
      Income from investment operations:
        Net investment income                             0.01            0.00            0.03            0.01
        Net realized and unrealized
          losses on securities                           (0.39)          (0.45)          (0.56)          (0.66)
                                                     ---------       ---------       ---------       ---------
          Total from investment operations               (0.38)          (0.45)          (0.53)          (0.65)
                                                     ---------       ---------       ---------       ---------

      Less distributions:
        Distributions from net investment income          0.00            0.00            0.00            0.00
                                                     ---------       ---------       ---------       ---------

Net asset value, end of period                       $    9.81       $    9.79       $    9.74       $    9.71
                                                     =========       =========       =========       =========

Total return                                             -3.72%**        -4.39%**        -5.16%**        -6.27%**

Net assets, end of period (000)                      $   3,888       $   5,213       $   3,631       $   4,010

Ratio of expenses to average net assets                   0.12%*          1.12%*          0.12%*          1.12%*
Ratio of expenses to average
  net assets (excluding waivers)                          2.89%*          4.19%*          3.49%*          3.03%*
Ratio of net income to average net assets                 2.19%*          0.01%*          1.97%*         -1.03%*
Ratio of net income to average
  net assets (excluding waivers)                         -0.58%*         -3.06%*         -1.40%*         -2.94%*
Portfolio turnover rate                                      0%              0%             33%             33%

* Annualized.

** Total return has not been annualized.

(1) commenced operations 06/13/96

(2) commenced operations 05/30/96

(3) commenced operations 05/13/96

(4) commenced operations 07/01/96

The accompanying notes are an integral part of the financial statements.

SEI ASSET ALLOCATION TRUST

Notes to Financial Statements
July 31, 1996 - Unaudited

1. Organization:

The Trust is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995 and had no operations through May 12, 1996, other than those related to organizational matters and the sale of initial shares to SEI Fund Management (the "Manager"). Each Fund and class of shares commenced operations upon the purchase of fundshares other than the initial shares purchased by the Manager. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five diversified
Funds: Diversified Conservative Income Fund, Diversified Conservative Fund, Diversified Moderate Growth Fund, Diversified Global Growth Fund (formerly the Diversified Growth Fund), and Diversified U.S. Stock Fund. Each Fund offers shareholders the opportunity to invest in certain of the Underlying Portfolios, which are separately-managed series of the following investment companies: SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, Class A Shares and Class D Shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

         Net Asset Value Per Share- The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class. The assets of each Fund consist primarily of the Underlying Portfolios, which are valued at their respective net asset values. The Underlying Portfolios' investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale price was reported on that date are stated at the last quoted bid price. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.

         Federal Income Taxes- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

         Security Transactions and Related Income- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

         Classes- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

         Expenses- Expenses that are directly related to one of the Fund's are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

3. Investment Advisory, Management, Distribution and Shareholder Servicing
   Agreements:

 Under the Investment Advisory Agreement with the Trust, SEI Financial Management Corporation ("SFM" or the "Adviser") acts as the investment adviser to each Fund. For its investment advisory

SEI ASSET ALLOCATION TRUST

Notes to Financial Statements
July 31, 1996 - Unaudited

services to the Trust, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of each Fund's average daily net assets.

Under the Administration Agreement with the Trust, the Manager provides the Trust with overall management services, and shareholder servicing. For these services to the Funds, the Manager is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. The Manager and the Adviser have agreed to waive their fee so that the total annual expenses of each fund will not exceed the lower of the maximum limitations established by certain states or voluntary expense limitations adopted by the Manager. In the event that the total annual expenses of the Fund, after reflecting a waiver of all fees by the Manager and the Adviser exceed the specific limitation, the Manager has agreed to bear such excess.

SEI Financial Services company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trustees of the Trust have adopted a distribution and service plan for the Trust's Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class D Plan provides for payments to the distributor for distribution-related services at an annual rate of .75% of each Fund's average daily net assets attributable to Class D Shares. In addition, each Fund is authorized to pay the Distributor a fee in connection with the ongoing servicing of shareholder accounts owning such Class D Shares, calculated and payable monthly, at an annual rate of .25% of the value of the average daily net assets attributable to Class D Shares of the Fund.

4. Organizational Costs, and Transactions with Affiliates:

Organizational costs have been capitalized by the Fund and are being amortized over 60 months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $50,000 for organizational work performed by a law firm of which an officer and Trustee of the Trust is a Partner.

Certain officers and/or trustees of the Trust are also officers of the Manager and Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

5. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities during the period ended July 31, 1996 were as follows:

                      Diversified Conservative Income Fund

                         U.S. Government
                            Securities               All Other         Total
                               (000)                   (000)           (000)
                         ---------------             ---------        -------
Purchases....              $ -                        $1,343          $1,343
Sales...........           $ -                        $  163          $  163

SEI ASSET ALLOCATION TRUST

Notes to Financial Statements
July 31, 1996 - Unaudited


                                    Diversified Conservative Fund

                         U.S. Government
                              Securities             All Other         Total
                                 (000)                 (000)           (000)
                                 -----                 -----           -----
Purchases....              $ -                        $1,243          $1,243
Sales...........           $ -                        $  692          $  692

                                    Diversified Moderate Growth Fund

                         U.S. Government
                              Securities             All Other         Total
                                 (000)                 (000)           (000)
                                 -----                 -----           -----
Purchases....              $ -                        $9,023          $9,023
Sales...........           $ -                        $   74          $   74


                         Diversified Global Growth Fund

                         U.S. Government
                              Securities             All Other         Total
                                 (000)                 (000)           (000)
                                 -----                 -----           -----
Purchases....              $ -                        $9,118          $9,118
Sales...........           $ -                        $3,845          $3,845

                                    Diversified U.S. Stock Fund

                         U.S. Government
                              Securities             All Other         Total
                                 (000)                 (000)           (000)
                                 -----                 -----           -----
Purchases....              $ -                        $9,022          $9,022
Sales...........           $ -                        $1,267          $1,267

SEI ASSET ALLOCATION TRUST

Notes to Financial Statements
July 31, 1996 - Unaudited

At July 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at July 31, 1996 for each Fund is as follows:

                                                                                       Net
                                          Appreciated              Depreciated      Unrealized
                                          Securities                Securities     Depreciation
                                            (000)                     (000)           (000)
                                            -----                     -----           -----

Diversified Conservative Income             $  5                     $  (16)          $ (11)
Diversified Conservative                       8                        (17)             (9)
Diversified Moderate Growth                   52                       (180)           (128)
Diversified Global Growth                     36                       (172)           (136)
Diversified U.S. Stock                        29                       (226)           (197)

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

                           MOODY'S RATING DEFINITIONS

LONG TERM BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.


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Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                      STANDARD & POOR'S RATING DEFINITIONS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

         The ratings are based, in varying degrees, on the following considerations:

         (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         (2)  The obligation's nature and provisions.

         (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

         Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.


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LONG-TERM RATINGS DEFINITIONS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

         Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


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CI       Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.     Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         If an issuer's actual or implied senior debt rating is 'AAA', its subordinated or junior debt is rated 'AAA' or 'AA+'. If an issuer's actual or implied senior debt rating is lower than 'AAA' but higher than 'BB+', its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is 'A', subordinated debt normally would be rated 'A-'. If an issuer's actual or implied senior debt rating is 'BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

INVESTMENT AND SPECULATIVE GRADES

         The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, 'AAA', 'AA', 'A', 'BBB', generally are recognized as being investment grade. Debt rated 'BB' or below generally is referred to as


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speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

         Ratings continue as a factor in may regulations, both in the U.S. and abroad, notably in Japan. For example, the Securities and Exchange Commission
(SEC) requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                                    -Leading market positions in
                                     well-established industries.

                                    -High rates of return on funds employed.

                                    -Conservative capitalization structures with
                                     moderate reliance on debt and ample asset protection.

                                    -Broad margins in earnings coverage of fixed
                                     financial charges and high internal cash generation.

                                    -Well-established access to a range of
                                     financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is


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                  maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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